Prospectus
January 31, 1996

The shares of Biltmore South Carolina Municipal Bond Fund (the "Fund") offered by this prospectus represent interests in a non-diversified portfolio of securities which is an investment portfolio of The Biltmore Municipal Funds (the "Trust"), an open-end management investment company (a mutual fund). The investment objective of the Fund is to provide current income which is exempt from federal regular income tax and South Carolina state income taxes. The Fund invests primarily in South Carolina municipal securities.

The shares offered by this prospectus are not deposits or obligations of Wachovia Bank of South Carolina, N.A. or its affiliates, are not endorsed or guaranteed by Wachovia Bank of South Carolina, N.A. or its affiliates, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in these shares involves investment risks, including the possible loss of principal.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

Biltmore South Carolina
Municipal Bond Fund
(A Portfolio of The Biltmore Municipal Funds)


The Fund has also filed a Statement of Additional Information dated January 31, 1996 with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information free of charge, obtain other information, or make inquiries about the Fund by calling 1-800-994-4414 or writing The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226.

These securities have not been approved or disapproved by the securities and exchange commission or any state securities commission nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


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                               TABLE OF CONTENTS

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SUMMARY OF FUND EXPENSES                                                       1
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FINANCIAL HIGHLIGHTS                                                           2
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GENERAL INFORMATION                                                            3
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INVESTMENT INFORMATION                                                         3
Investment Objective                                                           3
Investment Policies                                                            3
  Acceptable Investments                                                       3
     Municipal Securities                                                      3
     Characteristics                                                           4
     Participation Interests                                                   4
     Variable Rate Municipal Securities                                        4
     Municipal Leases                                                          4
  Investing in Securities of Other Investment
     Companies                                                                 4
  Restricted Securities                                                        4
  When-Issued and Delayed Delivery
     Transactions                                                              4
  Lending of Portfolio Securities                                              5
  Temporary Investments                                                        5
South Carolina Municipal Securities                                            5
Municipal Bond Insurance                                                       5
Investment Risks                                                               6
Non-Diversification                                                            7
Investment Limitations                                                         7
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THE BILTMORE MUNICIPAL FUNDS INFORMATION                                       7
Management of The Biltmore Municipal Funds                                     7
  Board of Trustees                                                            7
  Investment Adviser                                                           7
  Advisory Fees                                                                7
  Adviser's Background                                                         8
Distribution of Fund Shares                                                    8
Administration of the Fund                                                     8
  Administrative Services                                                      8
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NET ASSET VALUE                                                                9
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INVESTING IN THE FUND                                                          9
Share Purchases                                                                9

  Through the Trust Divisions
     of the Wachovia Banks                                                     9

  Through Wachovia Investments, Inc.                                           9
     By Mail                                                                   9

  Through Authorized Broker/Dealers                                            9

Minimum Investment Required                                                    9
What Shares Cost                                                              10
  Purchases at Net Asset Value                                                10
Sales Charge Reallowance                                                      10
Reducing the Sales Charge                                                     10
  Quantity Discounts and Accumulated
     Purchases                                                                10
  Letter of Intent                                                            11
  Concurrent Purchases                                                        11
  Reinvestment Privilege                                                      11
  Systematic Investment Program                                               11
Certificates and Confirmations                                                11
Dividends                                                                     11
Capital Gains                                                                 12
Exchange Privilege                                                            12
  Exchange by Telephone                                                       12
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REDEEMING SHARES                                                              13
  By Telephone                                                                13
  By Mail                                                                     13
Systematic Withdrawal Program                                                 14
Accounts with Low Balances                                                    14
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SHAREHOLDER INFORMATION                                                       14

Voting Rights                                                                 14
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EFFECT OF BANKING LAWS                                                        14
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TAX INFORMATION                                                               15
Federal Income Tax                                                            15
South Carolina Taxes                                                          16
Other State and Local Taxes                                                   16
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PERFORMANCE INFORMATION                                                       16
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ADDRESSES                                                             BACK COVER

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                            SUMMARY OF FUND EXPENSES



                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                           4.50%
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)                 None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
proceeds, as applicable)                                                                               None
Redemption Fees (as a percentage of amount redeemed, if applicable)                                    None
Exchange Fee                                                                                           None



                         ANNUAL FUND OPERATING EXPENSES


                    (As a percentage of average net assets)

Management Fee (after waiver) (1)                                                                     0.20%
12b-1 Fees                                                                                             None
Other Expenses                                                                                        0.38%
     Shareholder Servicing Agent Fee (2)                                                     0.00%
          Total Fund Operating Expenses (after waiver) (3)                                            0.58%



(1) The estimated management fee has been reduced to reflect the anticipated voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.



(2) As of the date of this prospectus, the Fund is not paying or accruing shareholder servicing agent fees. The Fund will not pay or accrue shareholder servicing agent fees until a separate class of shares has been created for certain trust and institutional investors. At that time, the Fund will be able to pay up to 0.25 of 1% of the Fund's average daily net assets for shareholder servicing agent fees. See "The Biltmore Municipal Funds Information."



(3) Total Fund Operating Expenses would have been 1.13% absent the voluntary waiver described above in Note 1.



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear either directly or indirectly. For more complete descriptions of the various costs and expenses, see "The Biltmore Municipal Funds Information" and "Investing in the Fund."

Example                                               1 Year     3 Years    5 years   10 years
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period; and (3)
payment of the maximum sales load. As noted in the
table above, the Fund charges no redemption fees.       $51        $63        $76       $114



THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


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                       SOUTH CAROLINA MUNICIPAL BOND FUND
                              FINANCIAL HIGHLIGHTS



                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated January 15, 1996, on the Fund's financial statements for the year ended November 30, 1995, and on the following table for the periods presented, is included in the Annual Report to shareholders dated November 30, 1995, which is incorporated herein by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Trust.

                                 Year Ended   11/30/95     11/30/94     11/30/93**     9/30/93      9/30/92     9/30/91*
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $   10.05    $   11.12     $   11.27     $   10.53    $   10.17    $   10.00
Income from investment operations
  Net investment income                            0.56         0.56          0.10          0.59         0.60         0.43
  Net realized and unrealized gain (loss)
  on investments                                   1.10        (1.04)        (0.15)         0.74         0.36         0.17
                                             -----------  -----------  -------------  -----------  -----------  -----------
  Total from investment operations                 1.66        (0.48)        (0.05)         1.33         0.96         0.60
                                             -----------  -----------  -------------  -----------  -----------  -----------
Less distributions
  Distributions from net investment
  income                                          (0.56)       (0.56)        (0.10)        (0.59)       (0.60)       (0.43)
  Distributions from net realized gain
  on investments                                  (0.10)       (0.03)         0.00          0.00         0.00         0.00
                                             -----------  -----------  -------------  -----------  -----------  -----------
  Total distributions                             (0.66)       (0.59)        (0.10)        (0.59)       (0.60)       (0.43)
                                             -----------  -----------  -------------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD                $   11.05    $   10.05     $   11.12     $   11.27    $   10.53    $   10.17
                                             -----------  -----------  -------------  -----------  -----------  -----------
Total Return (a)                                  16.97%       (4.52%)       (0.48%)       13.03%        9.73%        6.32%
Ratios to Average Net Assets
  Expenses                                         0.58%        0.60%         0.55%(c)       0.55%       0.61%        0.82%(c)
  Net investment income                            5.23%        5.22%         5.11%(c)       5.46%       5.83%        5.73%(c)
  Expense waiver/reimbursement (b)                 0.55%        0.59%         0.60%(c)       0.62%       0.73%        0.86%(c)
Supplemental Data
  Net assets, end of period (000 omitted)       $93,725      $75,995       $83,371        $82,674     $63,139      $21,438
  Portfolio turnover                                 15%          23%            2%           4%          0%           0%


 * Reflects operations for the period from January 11, 1991 (date of initial public investment) to
   September 30, 1991.

 ** Reflects operations for the two months ended November 30, 1993.

 (a) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

 (c) Computed on an annualized basis.

Further information about the Fund's performance is contained in the Fund's Annual Report dated November 30, 1995, which can be obtained free of charge.

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                              GENERAL INFORMATION


The Biltmore Municipal Funds was established as a Massachusetts business trust under a Declaration of Trust dated August 15, 1990. The Declaration of Trust permits The Biltmore Municipal Funds to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. This prospectus relates only to The Biltmore Municipal Funds' South Carolina municipal securities portfolio, known as Biltmore South Carolina Municipal Bond Fund. The Fund is designed primarily for customers of Wachovia Bank of South Carolina, N.A. and its correspondents or affiliates who desire a convenient means of accumulating an interest in a professionally managed, non-diversified portfolio investing primarily in municipal bonds. Wachovia Bank of South Carolina, N.A. is the investment adviser to the Fund. A minimum initial investment of $500 is required. Subsequent investments must be in amounts of at least $100. The Fund is not likely to be a suitable investment for non-South Carolina taxpayers or for retirement plans since it intends to invest primarily in South Carolina municipal securities.


Fund shares are sold at net asset value plus an applicable sales charge and are redeemed at net asset value.

The other portfolios in the Trust are Biltmore Georgia Municipal Bond Fund and Biltmore North Carolina Municipal Bond Fund (collectively, hereinafter referred to as the "Funds.")

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                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVE
The investment objective of the Fund is to provide current income which is exempt from federal regular income tax and South Carolina state income taxes. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Interest income of the Fund that is exempt from federal regular income tax and South Carolina state income taxes described above retains its tax-exempt status when distributed to the Fund's shareholders. However, income distributed by the Fund may not necessarily be exempt from state or municipal taxes in states other than South Carolina. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. The investment objective cannot be changed without approval of shareholders. Unless indicated otherwise, the investment policies may be changed by the Board of Trustees (the "Trustees") without the approval of shareholders. Shareholders will be notified before any material changes in these policies become effective.

INVESTMENT POLICIES
The Fund attempts to achieve its investment objective by investing in a professionally-managed portfolio consisting primarily of municipal securities exempt from federal regular income tax and South Carolina state income taxes. As a matter of fundamental investment policy which may not be changed without shareholder approval, the Fund will invest its assets so that, under normal circumstances, at least 80% of its annual interest income is exempt from federal regular income tax and South Carolina state income tax or that at least 80% of its total assets are invested in obligations, the interest income from which is exempt from federal regular income tax and South Carolina state income taxes. While not a fundamental investment policy, the Fund's investment adviser may consider the potential for capital appreciation in the selection of portfolios investments.

ACCEPTABLE INVESTMENTS

Municipal Securities. The municipal securities in which the Fund invests are:

 obligations, including industrial development bonds, issued on behalf of the state of South Carolina, its political subdivisions or agencies;

 obligations issued by or on behalf of any state, territory or possession of the United States, including the District of Columbia, or any political subdivision or agency of any of these; and

 participation interests, as described below, in any of the above obligations, the interest from which is, in the opinion of bond counsel for the issuers or in the opinion of officers of the Fund and/or the investment adviser to the Fund, exempt from both federal regular income tax and the personal income tax imposed by the state of South Carolina. It is likely that shareholders who are subject to alternative minimum tax will be required to include interest from a portion of the municipal securities owned by the Fund in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

Characteristics. The municipal securities which the Fund buys are subject to the following quality standards:


 rated "A" or above by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Ratings Group ("S&P"). A description of the rating categories is contained in the Appendix to the Statement of Additional Information;


 insured by a municipal bond insurance company which is rated "AAA" by S&P or "Aaa" by Moody's;

 guaranteed at the time of purchase by the U.S. government as to the payment of principal and interest;

 fully collateralized by an escrow of U.S. government securities; or

 unrated if determined to be of comparable quality to one of the foregoing rating categories by the Fund's adviser.

Participation Interests. The Fund may purchase participation interests from financial institutions such as commercial banks, savings associations, and insurance companies. These participation interests would give the Fund undivided interests in South Carolina municipal securities. The financial institutions from which the Fund purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality. The Trustees will determine that participation interests meet the prescribed quality standards for the Fund.

Variable Rate Municipal Securities. Some of the South Carolina municipal securities which the Fund purchases may have variable interest rates. Variable interest rates are normally based on a published interest rate or interest rate index or a similar standard, such as the 91-day U.S. Treasury bill rate. Many variable rate municipal securities are subject to payment of principal on demand by the Fund usually in not more than seven days. All variable rate municipal securities will meet the quality standards for the Fund. The Fund's investment adviser has been instructed by the Trustees to monitor the pricing, quality, and liquidity of the variable rate municipal securities, including participation interests held by the Fund, on the basis of published financial information and reports of the rating agencies and other analytical services.

Municipal Leases. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, or a conditional sales contract.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies, but it will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will invest in other investment companies primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. The adviser will waive its investment advisory fee on assets invested in securities of open-end investment companies.

RESTRICTED SECURITIES. The Fund may invest up to 10% of its net assets in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities laws. To the extent these securities are deemed to be illiquid, the Fund will limit its purchase together with other securities considered to be illiquid to 15% of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale such commitments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities on a short-term or a long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times. It is not anticipated that the Fund will engage in securities lending if such lending generates taxable income. The Fund will not loan securities with a value in excess of one-third of the Fund's total assets.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

TEMPORARY INVESTMENTS. The Fund normally invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and South Carolina state income tax or that at least 80% of its total assets are invested in obligations, the interest income from which is exempt from federal regular income tax and South Carolina state income taxes. However, from time to time on a temporary basis, or when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in short-term tax-exempt or taxable temporary investments. These temporary investments include: notes issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; shares of other investment companies; and repurchase agreements (arrangements in which the organization selling the Fund a bond or temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

There are no rating requirements applicable to temporary investments. However, the investment adviser will limit temporary investments to those it considers to be of good quality.

Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax. However, it is anticipated that certain temporary investments will generate income which is subject to South Carolina state income tax.

SOUTH CAROLINA MUNICIPAL SECURITIES
South Carolina municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities. South Carolina municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. However, interest on and principal of revenue bonds, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds; the industry which is the beneficiary of such bonds is generally the only source of payment for the bonds.

MUNICIPAL BOND INSURANCE
The Fund may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest on such securities. These insured municipal securities are either

(1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party ("Issuer-Obtained Insurance") or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Fund (the "Policies").

The Fund will require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Fund's quality standards. The Fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities when, in the opinion of the Fund's investment adviser, such insurance would benefit the Fund (for example, through improvement of portfolio quality or increased liquidity of certain securities). The Fund's investment adviser anticipates that between 30% and 60% of the Fund's net assets will be invested in municipal securities which are insured.

Issuer-Obtained Insurance policies are noncancellable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by the Fund.

The Fund may purchase two types of Policies issued by municipal bond insurers. One type of Policy covers certain municipal securities only during the period in which they are in the Fund's portfolio. In the event that a municipal security covered by such a Policy is sold from the Fund, the insurer of the relevant Policy will be liable only for those payments of interest and principal which are due and owing at the time of sale.

The other type of Policy covers municipal securities not only while they remain in the Fund's portfolio but also until their final maturity even if they are sold out of the Fund's portfolio, so that the coverage may benefit all subsequent holders of those municipal securities. The Fund will obtain insurance which covers municipal securities until final maturity even after they are sold out of the Fund's portfolio only if, in the judgment of the investment adviser, the Fund would receive net proceeds from the sale of those securities, after deducting the cost of such permanent insurance and related fees, significantly in excess of the proceeds it would receive if such municipal securities were sold without insurance. Payments received from municipal bond issuers may not be tax-exempt income to shareholders of the Fund.

The premiums for the Policies are paid by the Fund and the yield on the Fund's portfolio is reduced thereby. Premiums for the Policies are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities during the month. The Fund may purchase Policies from MBIA Corp. ("MBIA"), AMBAC Indemnity Corporation ("AMBAC"), Financial Guaranty Insurance Company ("FGIC"), or any other municipal bond insurer which is rated "AAA" by S&P or "Aaa" by Moody's. Each Policy guarantees the payment of principal and interest on those municipal securities it insures. The Policies will have the same general characteristics and features. A municipal security will be eligible for coverage if it meets certain requirements set forth in a Policy. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Fund that such non-payment has occurred.

MBIA, AMBAC, and FGIC will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the Fund's portfolio, nor may MBIA, AMBAC, or FGIC cancel their Policies for any reason except failure to pay premiums when due. MBIA, AMBAC, and FGIC will reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional municipal securities purchased by the Fund after the effective date of such notice. The Trustees will reserve the right to terminate any of the Policies if they determine that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.

Additionally, the Trustees reserve the right to enter into contracts with insurance carriers other than MBIA, AMBAC, or FGIC if such carriers are rated "AAA" by S&P or "Aaa" by Moody's.

INVESTMENT RISKS
Yields on South Carolina municipal securities depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the state of South Carolina or its municipalities could impact the Fund's portfolio. The Fund's concentration in securities issued by the state of South Carolina and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. South Carolina's dependence on agriculture, manufacturing and tourism leaves it vulnerable to both the business cycle and long term national economic trends. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of South Carolina municipal securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Investing in South Carolina municipal securities which meet the Fund's quality standards may not be possible if the state of South Carolina or its municipalities do not maintain their current credit ratings. In addition, the issuance, tax exemption and liquidity of South Carolina municipal securities may be adversely affected by judicial, legislative or executive action, including, but not limited to, rulings of state and federal courts, amendments to the state and federal constitutions, changes in statutory law, and changes in administrative regulations, as well as voter initiatives.

NON-DIVERSIFICATION
The Fund is a non-diversified investment company. As such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified investment company because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in the Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers. The Fund may purchase an issue of municipal securities in its entirety.

The Fund intends to comply with Subchapter M of the Internal Revenue Code. This undertaking requires that at the end of each quarter of the taxable year, the aggregate value of all investments in any one issuer (except U.S. government obligations, cash, and cash items) which exceed 5% of the Fund's total assets shall not exceed 50% of the value of its total assets.

INVESTMENT LIMITATIONS
The Fund will not:

 borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

The above investment limitation cannot be changed without shareholder approval. The following limitations, however, can be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

The Fund will not:

 invest more than 5% of its total assets in industrial development bonds when the payment of principal and interest is the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor; or

 own securities of open-end or closed-end investment companies, except under certain circumstances and subject to certain limitations described in this prospectus, and, not exceeding 10% of its net assets.

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                    THE BILTMORE MUNICIPAL FUNDS INFORMATION

MANAGEMENT OF THE BILTMORE MUNICIPAL FUNDS


BOARD OF TRUSTEES. The Biltmore Municipal Funds are managed by a Board of Trustees. The Trustees are responsible for managing the business affairs of The Biltmore Municipal Funds and for exercising all of the powers of The Biltmore Municipal Funds except those reserved for the shareholders.


INVESTMENT ADVISER. Pursuant to an investment advisory contract with The Biltmore Municipal Funds, investment decisions for the Fund are made by Wachovia Bank of South Carolina, N.A. (formerly known as The South Carolina National
Bank), the Fund's investment adviser (the "Bank" or the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

ADVISORY FEES. The Adviser is entitled to receive an annual investment advisory fee equal to 0.75 of 1% of the Fund's average daily net assets. The investment advisory contract allows the voluntary waiver of the investment advisory fee or the reimbursement of expenses by the Adviser from time to time. The Adviser can terminate any voluntary waiver of its fee or reimbursement of expenses at any time in its sole discretion.

Investment decisions for the Fund will be made independently from those of any fiduciary or other accounts that may be managed by the Bank or its affiliates. If, however, such accounts, the Fund, or the Bank for its own account are simultaneously engaged in transactions involving the same securities, the transactions may be combined and allocated to each account. This system may adversely affect the price the Fund pays or receives, or the size of the position it obtains. The Bank may engage, for its own account or for other accounts managed by the Bank, in other transactions involving South Carolina municipal securities which may have adverse effects on the market for securities in the Fund's portfolio.


ADVISER'S BACKGROUND. Wachovia Bank of South Carolina, N.A., a national banking association headquartered in Columbia, South Carolina, is a wholly-owned subsidiary of Wachovia Corporation. The activities of the Bank encompass a full range of commercial banking services, including trust services. Wachovia Corporation, a registered bank holding company, is headquartered in Winston-Salem, North Carolina and Atlanta, Georgia. Through offices in eight states, Wachovia Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses.



The Adviser employs an experienced staff of professional investment analysts, portfolio managers and traders. The Adviser uses fundamental analysis and other investment management disciplines to identify investment opportunities. The Adviser, Wachovia Bank of North Carolina, N.A., and Wachovia Bank of Georgia, N.A. (collectively the "Wachovia Banks") have been managing trust assets for over 100 years, with over $19 billion in managed assets as of September 30, 1995. Wachovia Asset Management, a business unit of Wachovia Bank of North Carolina, N.A., has served as investment adviser to another investment company, The Biltmore Funds, since March 9, 1992. The Adviser's affiliates, Wachovia Bank of North Carolina, N.A. and Wachovia Bank of Georgia, N.A., have served as investment advisers to the Trust's North Carolina Municipal Bond and Georgia Municipal Bond Funds, respectively, since their inception in December, 1994. As part of its regular banking operations, the Adviser may make loans to public companies. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of the Adviser. The lending relationship will not be a factor in the selection of securities.


Michael Peters is Vice President of Wachovia Bank of South Carolina, N.A. and an officer of both Wachovia Bank of North Carolina, N.A. and Wachovia Bank of Georgia, N.A. He has served as portfolio manager of the Fund since 1993. Mr. Peters was employed with NationsBank from 1990 to 1993, and from 1986 to 1990 was employed with First Bank of Whiting. Mr. Peters received his M.B.A. from Indiana University and is a member of the Institute of Chartered Financial Analysts.


DISTRIBUTION OF FUND SHARES
Federated Securities Corp. is the distributor (the "Distributor") for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, provides the Fund with the administrative personnel and services necessary to operate the Fund. Such services include the preparation of filings with the Securities and Exchange Commission and other regulatory authorities, assistance with respect to meetings of the Trustees, shareholder servicing and accounting services, and other administrative services. Federated Administrative Services provides these at an annual rate, computed and payable daily, as specified below:

                                    Average Aggregate Daily
      Maximum                       Net Assets of the Trust
 Administrative Fee                  and The Biltmore Funds

     .150 of 1%                    on the first $250 million
     .125 of 1%                     on the next $250 million
     .100 of 1%                     on the next $250 million
     .075 of 1%               on assets in excess of $750 million


The administrative fee received during any fiscal year shall aggregate at least $50,000 for the Fund. Federated Administrative Services may choose voluntarily to waive or reimburse a portion of its fee at any time.

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                                NET ASSET VALUE


The Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.

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                             INVESTING IN THE FUND

SHARE PURCHASES


Fund shares are sold on days on which the New York Stock Exchange and the Federal Reserve Wire System are open for business. Shares of the Fund may be purchased through the Trust Divisions of the Wachovia Banks, Wachovia Investments, Inc. or authorized broker/dealers which have a sales agreement with the Distributor. All purchase orders must be transmitted to the Fund by 5:00 p.m. (Eastern time). Texas residents must purchase shares through an authorized registered broker/dealer or through Federated Securities Corp. at 1-800-618-8573. In connection with the sale of Fund shares, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Fund and the Distributor reserve the right to reject any purchase request.


THROUGH THE TRUST DIVISIONS OF THE WACHOVIA BANKS. Trust customers of the Wachovia Banks may place an order to purchase shares of the Fund by telephoning, sending written instructions, or placing the order in person with their account officer in accordance with the procedures established by the Wachovia Banks and as set forth in the relevant account agreement.

Payment may be made to the Wachovia Banks by check, by wire of federal funds, or by debiting a customer's account with the Wachovia Banks. Purchase orders must normally be received by the Wachovia Banks by 3:00 p.m. (Eastern time), in order for shares to be purchased at that day's price. It is the responsibility of the Wachovia Banks to transmit orders promptly to the Fund. Shares of the Fund cannot be purchased by wire on any day on which the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are not open for business.


THROUGH WACHOVIA INVESTMENTS, INC. Customers of Wachovia Investments, Inc. or Wachovia Brokerage Service may place an order to purchase shares by telephoning The Biltmore Service Center at 1-800-994-4414, sending written instructions, or placing an order in person. Payment may be made by check or by debiting a customer's account at Wachovia Investments, Inc. Purchase orders must normally be received by Wachovia Investments, Inc. before 3:30 p.m. (Eastern time). Wachovia Investments, Inc., a wholly-owned subsidiary of Wachovia Corporation, is a registered broker/dealer and a member of the National Association of Securities Dealers, Inc. Wachovia Brokerage Service is a business unit of Wachovia Investments, Inc.


By Mail. To purchase shares of the Fund through Wachovia Investments, Inc. by mail, send a check made payable to Biltmore South Carolina Municipal Bond Fund to The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina, 29226. Orders by mail are considered received after payment by check is converted by Wachovia Investments, Inc. into federal funds. This is normally the next business day after Wachovia Investments, Inc. receives the check.

THROUGH AUTHORIZED BROKER/DEALERS. An investor may place an order through authorized brokers and dealers to purchase shares of the Fund. Shares will be purchased at the public offering price next determined after the Fund receives the purchase request. Purchase requests through registered broker/dealers must normally be received by the broker/dealer and transmitted to the Fund before 3:30 p.m. (Eastern time) in order for shares to be purchased at that day's public offering price.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Fund by an investor is $500. Subsequent investments must be in amounts of at least $100. These minimums may be waived for purchases by the Trust Divisions of the

Wachovia Banks for their fiduciary or custodial accounts. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund.

WHAT SHARES COST
Fund shares are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                                              Sales Charge as a              Sales Charge as a
                                                Percentage of                Percentage of Net
Amount of Transaction                       Public Offering Price             Amount Invested
Less than $100,000                                  4.50%                          4.71%
$100,000 but less than $250,000                     3.75%                          3.90%
$250,000 but less than $500,000                     2.50%                          2.56%
$500,000 but less than $750,000                     2.00%                          2.04%
$750,000 but less than $1 million                   1.00%                          1.01%
$1 million or more                                  0.25%                          0.25%



The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.


PURCHASES AT NET ASSET VALUE. Shares of the Fund may be purchased at net asset value, without a sales charge, by investment advisers registered under the Investment Advisers Act of 1940 purchasing on behalf of their clients, and by the Wachovia Banks for funds which are held in a fiduciary, advisory, agency, custodial, or similar capacity. Trustees, officers, directors and emeritus directors, advisory board members, employees and retired employees of the Fund, the Wachovia Banks, the spouses and children under the age of 21 of such persons, and any trusts, pension profit-sharing plans and individual retirement accounts operated for such persons, may purchase shares of the Fund at net asset value. In addition, trustees, officers, directors and employees of the Distributor and its affiliates, and any bank or investment dealer who has a sales agreement with the Distributor relating to the Fund, may also purchase shares at their net asset value.

SALES CHARGE REALLOWANCE
For shares sold with a sales charge, the Wachovia Banks or an affiliated broker or a dealer will receive up to 100% of the applicable sales charge for purchases of Fund shares made directly through the Wachovia Banks or such broker or dealer.

The sales charge for shares sold other than through the Wachovia Banks or registered broker/dealers will be retained by the Distributor. However, the Distributor, at its sole discretion, may uniformly offer to pay cash, or promotional incentives in the form of trips to sales seminars at luxury resorts, tickets or other items, to all dealers selling shares of the Fund. If accepted by the dealer, such additional payments will be predicated upon the amount of Fund shares sold by the dealers.

REDUCING THE SALES CHARGE
The sales charge can be reduced on the purchase of Fund shares through:

 quantity discounts and accumulated purchases;
 signing a 13-month letter of intent; or
 using the reinvestment privilege.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. As shown in the table in this prospectus under the section entitled "What Shares Cost," larger purchases reduce the sales charge paid. The Fund will combine purchases made on the same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge.

If an additional purchase of Fund shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns shares having a current value at the public offering price of $90,000 and he purchases $10,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 3.75%, not 4.50%.

To receive the sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc., or the Distributor must be notified by the shareholder or by his financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined. The Fund will reduce the sales charge after it confirms the purchases.


LETTER OF INTENT. If a shareholder intends to purchase at least $100,000 of shares in the Fund over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the custodian to hold up to 4.50% of the total amount intended to be purchased in escrow (in shares) until such purchase is completed.



The amount held in escrow will be applied to the shareholder's account at the end of the 13-month period unless the amount specified in the letter of intent is not purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.


This letter of intent will not obligate the shareholder to purchase shares, but if the shareholder does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.


CONCURRENT PURCHASES. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of shares in portfolios in The Biltmore Funds and in The Biltmore Municipal Funds (such as the Fund), the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $70,000 in one of the portfolios of The Biltmore Funds with a sales charge, and $30,000 in a portfolio of The Biltmore Municipal Funds with a sales charge, the sales charge would be reduced.


To receive this sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the agent placing the order at the time the concurrent purchases are made. The sales charge will be reduced after the purchase is confirmed.

REINVESTMENT PRIVILEGE. If shares in the Fund have been redeemed, the shareholder has a one-time right, within 90 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. The Wachovia Banks, Wachovia Investments, Inc., or the Distributor must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his shares in the Fund, there may be tax consequences.

SYSTEMATIC INVESTMENT PROGRAM. Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at the Wachovia Banks, and invested in Fund shares at the net asset value next determined after an order is received by the Fund, plus the applicable sales charge. A shareholder may apply for participation in this program through the Wachovia Banks, Wachovia Investments, Inc. or through the Distributor.

CERTIFICATES AND CONFIRMATIONS
As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to the Fund.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Monthly confirmations are sent to report dividends paid during that month.

DIVIDENDS
Dividends are declared daily and are paid monthly. Dividends are declared just prior to determining net asset value. If an order for shares is placed on the preceding business day, shares purchased by wire begin earning dividends on the business day wire payment is received by the Custodian. If the order for shares and payment by wire are received on the same day, shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted into federal funds. Unless cash payments are requested by contacting the Fund, dividends are automatically reinvested on payment dates in additional shares of the Fund at the payment date's net asset value without a sales charge.

CAPITAL GAINS
Distributions of any net realized long-term capital gains realized by the Fund, if any, will be made at least annually.

EXCHANGE PRIVILEGE

Shareholders of the Fund may exchange all or some of their Fund shares for: shares in other portfolios of the Trust, shares in portfolios of The Biltmore Funds or shares of the International Equity Fund. The Biltmore Funds are advised by Wachovia Asset Management, a business unit of Wachovia Bank of North Carolina, N.A., and distributed by Federated Securities Corp. The Trust consists of the Fund, Biltmore Georgia Municipal Bond Fund and Biltmore North Carolina Municipal Bond Fund. The Biltmore Georgia Municipal Bond Fund is advised by Wachovia Bank of Georgia, N.A. The Biltmore North Carolina Municipal Bond Fund is advised by Wachovia Bank of North Carolina, N.A. The Biltmore Georgia and North Carolina Municipal Bond Funds are distributed by Federated Securities Corp. The International Equity Fund is advised by Federated Global Research Corp. and distributed by Federated Securities Corp. The Biltmore Funds consist of the following portfolios: Biltmore Balanced Fund, Biltmore Emerging Markets Fund, Biltmore Equity Fund, Biltmore Equity Index Fund, Biltmore Fixed Income Fund, Biltmore Money Market Fund (Institutional Shares and Investment Shares), Biltmore Prime Cash Management Fund (Institutional Shares only), Biltmore Quantitative Equity Fund, Biltmore Short-Term Fixed Income Fund, Biltmore Special Values Fund, Biltmore Tax-Free Money Market Fund (Institutional Shares and Investment Shares), and Biltmore U.S. Treasury Money Market Fund (Institutional Shares and Investment Shares). (The International Equity Fund, the portfolios of the Trust, and The Biltmore Funds are referred to in this section as the "Portfolios.")


Shareholders of the Fund have easy access to the Portfolios through a telephone exchange program. The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Prior to any exchange, the shareholder should review a copy of the current prospectus of the Portfolio into which an exchange is to be effected. Shareholders contemplating exchanges between the Fund and the Trust's other portfolios should consult their tax advisers, since the tax advantages of each Fund may vary.

Shares of the Portfolios may be exchanged for shares of the Fund at net asset value without a sales charge (if previously paid). Shares of Portfolios with a sales charge may be exchanged at net asset value for shares of other Portfolios with an equal sales charge or no sales charge. Shares of Portfolios with no sales charge acquired by direct purchase or reinvestment of dividends on such shares may be exchanged for shares of Portfolios at net asset value.

Shareholders using this privilege must exchange shares having a net asset value at least equal to the minimum investment of the Portfolio into which they are exchanging. An exchange order must comply with the requirements for a redemption and purchase order and must specify the dollar value or number of shares to be exchanged. Shareholders who desire to automatically exchange shares of a predetermined amount on a monthly, quarterly, or annual basis may take advantage of a systematic exchange privilege. A shareholder may obtain further information on these exchange privileges by calling the Fund, Wachovia Investments, Inc. or, in the case of customers of the Wachovia Banks, the shareholder's account officer.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange will be redeemed at the next-determined net asset value. Written exchange instructions may require a signature guarantee. Exercise of this privilege is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.

EXCHANGE BY TELEPHONE. Instructions for exchanges between the Portfolios and the Fund may be given by telephone to Wachovia Investments, Inc., and in the case of customers of the Wachovia Banks, the customer's account officer. Shares may be exchanged by telephone only between fund accounts having identical shareholder registrations. Exchange instructions given by telephone may be electronically recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Telephone exchange instructions must be received before 4:00 p.m. (Eastern time) for shares to be exchanged the same day. The telephone exchange privilege may be modified or terminated at any time.

Shareholders will be notified of such modification or termination. Shareholders may have difficulty in making exchanges by telephone through banks, brokers, and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his bank, broker, or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail.

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                                REDEEMING SHARES

The Fund redeems shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Telephone or written requests for redemptions must be received in proper form and can be made through the Wachovia Banks, Wachovia Investments, Inc., or directly to the Fund.

BY TELEPHONE. A shareholder may redeem shares of the Fund by calling the Wachovia Banks (call toll-free 1-800-994-4414) to request the redemption. Telephone redemption instructions may be recorded. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the Wachovia Banks. Redemption requests made through the Wachovia Banks must be received by the Wachovia Banks before 3:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. The Wachovia Banks are responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. Registered broker/dealers may charge customary fees and commissions for this service. If reasonable procedures are not followed by the Fund, it may be liable for unauthorized or fraudulent telephone instructions.

A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares of the Fund by phone by calling The Biltmore Service Center at 1-800-994-4414. A shareholder who is a customer of the Wachovia Banks and whose account agreement with the Wachovia Banks permits telephone redemption may redeem shares of the Fund by telephoning his account officer. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request.

Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. In no event will proceeds be credited more than seven days after a proper request for redemption has been received. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered.

BY MAIL. A shareholder may redeem Fund shares by sending a written request to the Wachovia Banks. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested. If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request to the Fund. Shareholders should call the Wachovia Banks for assistance in redeeming by mail.


A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares by sending a written request to Wachovia Investments, Inc. The written request should include the shareholder's name and address, the Fund name, the brokerage account number, and the share or dollar amount requested. Shareholders should call Wachovia Investments, Inc. for assistance in redeeming by mail. Normally, a check for the proceeds is mailed within three business days, but in no event more than seven days, after receipt of a proper written redemption request.


Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:

 a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC");

 a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges;

 a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or

 any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.


The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.


Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

SYSTEMATIC WITHDRAWAL PROGRAM
Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Fund shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Shareholders may redeem by periodic withdrawal payments in a minimum amount of $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Fund shares, and the fluctuation of the net asset value of Fund shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through his financial institution. For shares sold with a sales charge, it is not advisable for shareholders to be purchasing shares while participating in this program.

ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $500. This requirement does not apply, however, if the balance falls below $500 because of changes in the Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

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                            SHAREHOLDER INFORMATION

VOTING RIGHTS
Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of a portfolio in The Biltmore Municipal Funds have equal voting rights except that only shares of the Fund are entitled to vote on matters affecting only the Fund.

As a Massachusetts business trust, The Biltmore Municipal Funds are not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of The Biltmore Municipal Funds.

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                             EFFECT OF BANKING LAWS


Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing most securities. However, such banking laws and regulations do not prohibit such a holding company affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of such a customer. The Wachovia Banks are subject to such banking laws and regulations.


The Wachovia Banks believe, based on the advice of their counsel, that they may perform the services for the Fund contemplated by their advisory agreement and custodian agreement with The Biltmore Municipal Funds without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Wachovia Banks from continuing to perform all or a part of the above services for their customers and/or the Fund. If the Wachovia Banks were prohibited from engaging in these customer-related activities, the Trustees would consider alternative advisers and means of continuing available investment services. In such event, changes in the operation of the Fund may occur, including possible termination of any automatic or other Fund share investment and redemption services then being provided by the Wachovia Banks. It is not expected that existing shareholders would suffer any adverse financial consequences (if another service provider with equivalent abilities to the Wachovia Banks is found) as a result of any of these occurrences.


The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above, or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

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                                TAX INFORMATION

FEDERAL INCOME TAX
The Fund expects to pay no federal regular income tax because it intends to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by The Biltmore Municipal Funds portfolios will not be combined for tax purposes with those realized by the Fund.
Shareholders are not required to pay federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest income earned on some municipal bonds may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

The alternative minimum tax, equal to up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and increased or reduced by certain alternative minimum tax adjustments.

The Tax Reform Act of 1986 treats interest on certain "private activity" bonds issued after August 7, 1986, as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons, and other public facilities, private activity bonds provide benefits to private parties. The Fund may purchase all types of municipal bonds, including private activity bonds. Thus, should it purchase any such bonds, a portion of the Fund's dividends may be treated as a tax preference item.

In addition, in the case of a corporate shareholder, dividends of the Fund which represent interest on municipal bonds may become subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's "adjusted current earnings." The corporate alternative minimum tax treats 75% of the excess of the taxpayer's "adjusted current earnings" over the taxpayer's preadjustment alternative minimum taxable income as an alternative minimum tax adjustment. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits". Since "earnings and profits" generally includes the full amount of any Fund dividend, and preadjustment alternative minimum taxable income does not include the portion of the Fund's dividend attributable to municipal bonds which are not private activity bonds, 75% of the difference will be included in the calculation of the corporation's alternative minimum tax.

Shareholders should consult with their tax advisers to determine whether they are subject to the alternative minimum tax or the corporate alternative minimum tax and, if so, the tax treatment of dividends paid by the Fund.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income. Distributions representing net long-term capital gains realized by the Fund, if any, will be taxable as long-term capital gains regardless of the length of time shareholders have held their shares.

These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

SOUTH CAROLINA TAXES

Under current South Carolina law, shareholders of the Fund who are subject to South Carolina individual or corporate income taxes will not be subject to such taxes on Fund dividends to the extent that such dividends qualify as either (1) exempt-interest dividends under the Internal Revenue Code, which are derived from interest on obligations of the state of South Carolina or any of its political subdivisions; (2) dividends derived from interest on certain obligations of the United States; and (3) dividends derived from interest on obligations of any agency or instrumentality of the United States that is prohibited by federal law from being taxed by a state or any political subdivision of a state. To the extent that Fund dividends are attributable to other sources, such dividends will not be exempt from South Carolina taxes. OTHER STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than South Carolina. State laws differ on this issue, and shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.


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                            PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return, and yield, and tax-equivalent yield.

Total return represents the change, over a specific period of time, in the value of an investment in the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.


The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The tax-equivalent yield of the Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a specific tax rate. The yield and the tax-equivalent yield do not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
The performance information reflects the effect of the maximum sales load which, if excluded, would increase the total return, yield, and tax-equivalent yield.


From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.


Addresses

Biltmore South Carolina Municipal Bond Fund  Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779
Distributor    Federated Securities Corp.
     Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779
Investment Adviser  Wachovia Bank of South Carolina, N.A.
     1426 Main Street
     Columbia, South Carolina 29226
Custodian Wachovia Bank of North Carolina, N.A.
     Wachovia Trust Operations
     301 North Main Street
     Winston-Salem, North Carolina 27150
Transfer Agent, Dividend Disbursing Agent,   Federated Services Company
and Portfolio Recordkeeper    Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779
Counsel to The Biltmore Funds Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, N.W.
     Washington, D.C. 20036-1800
Counsel to the Independent Trustees     Piper & Marbury L.L.P.
     1200 Nineteenth Street, N.W.
     Washington, D.C. 20036-2430
Special South Carolina Tax Counsel Sinkler & Boyd, PA
     1426 Main Street
     Columbia, South Carolina 29201
Independent Auditors     Ernst & Young LLP
     One Oxford Centre
     Pittsburgh, Pennsylvania 15219
The Biltmore Service Center   101 Greystone Boulevard
     SC-9215
     Columbia, South Carolina 29226

Biltmore South Carolina Municipal Bond Fund Prospectus
A Non-Diversified Portfolio of The Biltmore Municipal Funds
An Open-End, Management Investment Company


January 31, 1996
822-15 (1/96)
Cusip 090313107
0120501A (1/96)
                  BILTMORE SOUTH CAROLINA MUNICIPAL BOND FUND
                 (A PORTFOLIO OF THE BILTMORE MUNICIPAL FUNDS)
                      STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus of Biltmore South Carolina Municipal Bond Fund (the "Fund"), a portfolio in The Biltmore Municipal Funds (the "Trust"), dated January 31, 1996. This Statement is not a prospectus itself. To receive a copy of the prospectus, write the Fund or call The Biltmore Service Center toll-free at 1800-994-4414.
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779

                         Statement dated January 31, 1996
FEDERATED SECURITIES CORP.
Distributor
A subsidiary of FEDERATED INVESTORS




GENERAL INFORMATION ABOUT THE FUND 3

INVESTMENT OBJECTIVE AND POLICIES3

 ACCEPTABLE INVESTMENTS          3
 WHEN-ISSUED AND DELAYED DELIVERY
  TRANSACTIONS                   5
 REPURCHASE AGREEMENTS           5
 LENDING OF PORTFOLIO SECURITIES 6
 PORTFOLIO TURNOVER              7
 MUNICIPAL BOND INSURANCE        7
INVESTMENT LIMITATIONS          10

 SOUTH CAROLINA INVESTMENT RISKS13
THE BILTMORE MUNICIPAL FUNDS
MANAGEMENT                      15

 OFFICERS AND TRUSTEES          15
 FUND OWNERSHIP                 19
 TRUSTEES COMPENSATION          19
 TRUSTEE LIABILITY              20
INVESTMENT ADVISORY SERVICES    20

 ADVISER TO THE FUND            20
 ADVISORY FEES                  21
BROKERAGE TRANSACTIONS          22

OTHER SERVICES                  23

 FUND ADMINISTRATION            23
 CUSTODIAN                      23



 TRANSFER AGENT                 23
 LEGAL SERVICES                 24
 INDEPENDENT AUDITORS           24
PURCHASING SHARES             24

 DISTRIBUTION OF SHARES       24
 CONVERSION TO FEDERAL FUNDS  24
DETERMINING NET ASSET VALUE   24

 VALUING MUNICIPAL BONDS      25
REDEEMING SHARES              25

 REDEMPTION IN KIND           25
MASSACHUSETTS BUSINESS TRUST  26

TAX STATUS                    26

 THE FUND'S TAX STATUS        26
 SHAREHOLDERS' TAX STATUS     27
TOTAL RETURN                  27

YIELD                         28

TAX-EQUIVALENT YIELD          28

 TAX-EQUIVALENCY TABLE        29
PERFORMANCE COMPARISONS       30

FINANCIAL STATEMENTS          32

APPENDIX                      32



GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio in the Trust. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated August 15, 1990. Prior to June 3, 1993, the Trust was known as "The Passageway Funds." Prior to December 30, 1994, the Fund was known as "South Carolina Municipal Bond Fund." Capitalized terms not otherwise defined in this Statement have the same meaning assigned to them in the prospectus.
INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide for its shareholders current income which is exempt from federal regular income tax and South Carolina state income taxes. The objective cannot be changed without approval of shareholders. ACCEPTABLE INVESTMENTS
If a high-rated security loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to drop the security from its portfolio, but may consider doing so. If ratings made by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") change because of changes in those organizations or in their rating systems, the Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.
  PARTICIPATION INTERESTS
     The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).



  VARIABLE RATE MUNICIPAL SECURITIES
     Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations.
     Many municipal securities with variable interest rates purchased by the Fund are subject to repayment of principal (usually within seven days) on the Fund's demand. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.
  MUNICIPAL LEASES
     The Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment or that the substitute source of payment will generate tax-exempt income.



     In determining the liquidity of municipal lease securities, the Fund's adviser, under the authority delegated the Board of Trustees ("Trustees") will base its determination of the following factors:
     o whether the lease can be terminated by the lessee;
     o the potential recovery , if any, from a sale of the leased property upon termination of the lease;
     o the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects);
     o the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and
     o any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund`s records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. REPURCHASE AGREEMENTS
Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. The Fund or its custodian will take possession of the securities subject to repurchase agreements. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by the Fund's adviser to be creditworthy.
From time to time, such as when suitable South Carolina municipal securities are not available, the Fund may invest a portion of its assets in cash. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in South Carolina municipal securities and thereby reduce the Fund's yield.
LENDING OF PORTFOLIO SECURITIES
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.



PORTFOLIO TURNOVER
The Fund will not attempt to set or meet a portfolio turnover rate, since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objectives. For the fiscal years ended November 30, 1995 and 1994, the portfolio turnover rates were 15%, and 23%, respectively. MUNICIPAL BOND INSURANCE
Under the Policies, municipal bond insurers unconditionally guarantee to the Fund the timely payment of principal and interest on the insured municipal securities when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of mandatory sinking fund payments), default or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The municipal bond insurers will be responsible for such payments less any amounts received by the Fund from any trustee for the municipal bond issuers or from any other source. The Policies do not guarantee payment on an accelerated basis, the payment of any redemption premium, the value for the shares of the Fund, or payments of any tender purchase price upon the tender of the municipal securities. The Policies also do not insure against nonpayment of principal of or interest on the securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the securities. However, with respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds covered by the Policies, the municipal bond insurers guarantee the full and complete payments required to be made by or on behalf of an issuer of such municipal securities if there occurs any change in the tax-exempt status of interest on such municipal securities, including principal, interest or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal securities. A when-issued municipal security will be covered under the Policies upon the settlement date of the issuer of such when-issued municipal securities. In determining to insure municipal securities held by the Fund, each municipal bond insurer has applied its own standard, which corresponds generally to the standards it has established for determining the insurability of new issues of municipal securities. This insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the Policies will reduce the yield to shareholders of the Fund.
If a Policy terminates as to municipal securities sold by the Fund on the date of sale, in which event municipal bond insurers will be liable only for those payments of principal and interest that are then due and owing, the provision for insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or subject to significant risk of default, unless the option to obtain permanent insurance is exercised. On the other hand, since issuer-obtained insurance will remain in effect as long as the insured municipal securities are outstanding, such insurance may enhance the marketability of municipal securities covered thereby, but the exact effect, if any, on marketability cannot be estimated. The Fund generally intends to retain any securities that are in default or subject to significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated "BBB" by S&P or "Baa" by Moody's) that are not in default. To the extent that the Fund holds defaulted securities, it may be limited in its ability to manage its investment and to purchase other municipal securities. Except as described above with respect to securities that are in default or subject to significant risk of default, the Fund will not place any value on the insurance in valuing the municipal securities that it holds.
Municipal bond insurance may be provided by one or more of the following insurers or any other municipal bond insurer which is rated "Aaa" by Moody's or "AAA" by S&P:
  MUNICIPAL BOND INVESTORS ASSURANCE CORP.
     Municipal Bond Investors Assurance Corp. ("MBIA") is a wholly-owned subsidiary of MBIA, Inc. MBIA, domiciled in New York, is regulated by the New York State Insurance Department and licensed to do business in various states. The address of MBIA is 113 King Street, Armonk, New York, 10504, and its telephone number is (914) 273-4545. As of June 1, 1995, S&P has rated the claims-paying ability of MBIA "AAA."
  AMBAC INDEMNITY CORPORATION
     AMBAC Indemnity Corporation ("AMBAC") is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of Wisconsin, and licensed to do business in various states. AMBAC is a wholly-owned subsidiary of AMBAC, Inc., a financial holding company which is owned by the public. Copies of certain statutorily required filings of AMBAC can be obtained from AMBAC. The address of AMBAC's administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004, and its telephone number is (212) 668-0340. As of June 1, 1995, S&P has rated the claims-paying ability of AMBAC "AAA."
  FINANCIAL GUARANTY INSURANCE COMPANY
     Financial Guaranty Insurance Company ("Financial Guaranty") is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company. FGIC Corporation is wholly-owned by General Electric Capital Corporation. Financial Guaranty is subject to regulation by the New York State Insurance Department and is licensed to do business in various states. The address of



     Financial Guaranty is 175, Water Street, New York, New York 10038, and its telephone number is 1-800-352-0001. As if June 1, 1995, S&P has rated the claims-paying ability of Financial Guaranty "AAA."
INVESTMENT LIMITATIONS

  SELLING SHORT AND BUYING ON MARGIN
     The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed.
     The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.
  PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate its assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of the pledge.
  UNDERWRITING
     The Fund will not underwrite any issue of securities except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.
  INVESTING IN REAL ESTATE
     The Fund will not buy or sell real estate, although it may invest in municipal bonds secured by real estate or interests in real estate.
  INVESTING IN COMMODITIES
     The Fund will not buy or sell commodities, commodity contracts, or commodities futures contracts.
  INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 10% of the value of its net assets in securities subject to restrictions on resale, under the Securities Act of 1933.
  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets except portfolio securities up to one-third of the value of its total assets. The Fund may, however, acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies, and limitations or the Trust's Declaration of Trust.
  DEALING IN PUTS AND CALLS
     The Fund will not buy or sell puts, calls, straddles, spreads, or any combination of these.
  CONCENTRATION OF INVESTMENTS
     The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry, or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.
The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 15% of its net assets in illiquid obligations, including repurchase agreements providing for settlement in more than seven days after notice, and certain restricted securities.
  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in industrial development bonds where the principal and interest are the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.
  INVESTING IN MINERALS
     The Fund will not purchase or sell, oil, gas, or other mineral exploration or development programs, or leases.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will purchase securities of investment companies only in open-market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, or acquisition of assets.



  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST
     The Fund will not purchase or retain the securities of any issuers if the Officers and Trustees of the Trust or its investment adviser, owning individually more the 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings assosiation, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment, to be "cash items."
The Fund does not expect to borrow money or pledge securities in excess of 5% of the value of its net assets and has no present intent to do so in the coming fiscal year.
In order to comply with certain state restrictions, the Fund will not invest in real estate limited partnerships or oil, or other mineral leases.
SOUTH CAROLINA INVESTMENT RISKS
The State of South Carolina has an economy dominated from the early 1920's to the present by the textile industry, with over one of every three manufacturing jobs directly or indirectly related to the textile industry. However, since 1950 the economic bases of the State have become more diversified, as the trade and service sectors and durable goods manufacturing industries have developed. Currently, Moody's rated South Carolina general obligation bonds "Aaa" and S&P rates such bonds "AA+." There can be no assurance that the economic conditions on which those ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. The South Carolina State Constitution mandates a balanced budget. If a deficit occurs, the General Assembly must account for it in the succeeding fiscal year. In addition, if a deficit appears likely, the State Budget and Control Board (the "State Board") may reduce appropriations during the current fiscal year as necessary to prevent the deficit. The State Constitution limits annual increases in State employees' wages to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth of the population of the State.
The State Constitution requires a General Reserve Fund ("General Fund") that equals three percent of General Fund revenue for the latest fiscal year. When deficits have occurred, the State has funded them out of the General Fund. The State Constitution also requires a Capital Reserve Fund ("Capital Fund") equal to two percent of General Fund revenue. Before March 1st of each year, the Capital Fund must be used to offset mid-year budget reductions before mandating cuts in operating appropriations. After March 1st, the Capital Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire bond principal or pay interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must go back to the General Fund.
The shutdown of the Charleston Naval Base exacted a heavy toll in North Charleston. In addition, contractors at the Savannah River Site nuclear complex laid off more than 4,000 workers. However, plant expansions and openings by companies such as BMW, Michelin, AMP, and Fuji Photo have helped to mitigate these negative economic developments.
The Fund's concentration in securities issued by the State or its subdivisions provides a greater level of risk than an investment company which is diversified across a larger geographic area. For example, the passage of the North American Free Trade Agreement could result in increased competition for the State's textile industry due to the availability of less-expensive foreign labor. Presently, South Carolina subjects bonds issued by other states to its income tax. If this tax was declared unconstitutional, the value of bonds in the Fund could decline a small but measurable amount. Also, the Fund could become slightly less attractive to potential future investors.
The Fund's investment adviser believes that the information summarized above describes some of the more significant matters relating to the Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, and oral statements from various State agencies. The Fund's investment adviser has not independently verified any of the information contained in the official statement, other publicly available documents, or oral statements from various State agencies.
THE BILTMORE MUNICIPAL FUNDS MANAGEMENT

OFFICERS AND TRUSTEES
Officers and Trustees are listed with their addresses, birthdates, principal occupations, and present positions. Each of the Trustees and officers listed below holds an identical position with The Biltmore Funds, another investment company. Except as listed below, none of the Trustees or officers are affiliated with Wachovia Bank of South Carolina, N.A., Wachovia Bank of North Carolina, N.A., Federated Investors, Federated Securities Corp., Federated Services Company or Federated Administrative Services.




James A. Hanley
4272 Sanctuary Way
Bonita Springs, FL
August 13, 1931

Trustee
Retired; Vice President and Treasurer, Abbott Laboratories (health care products) (until 1992).




Samuel E. Hudgins
3100 Cumberland Circle
Suite 1525
Atlanta, GA
March 4, 1929

Trustee
President, Percival Hudgins & Company, LLC (investment bankers/financial consultants); Director, Atlantic American Corporation (insurance holding company); Director, Bankers Fidelity Life Insurance Company; Director and Vice Chairman, Leath Furniture, Inc. (retail furniture); President, Atlantic American Corporation (until 1988); Director, Vice Chairman and Chief Executive Officer, Rhodes, Inc. (retail furniture) (until 1988); Chairman and Director, Atlantic American Life Insurance Co., Georgia Casualty & Surety Company, and Bankers Fidelity Life Insurance (until 1988).




J. Berkley Ingram, Jr.
114-L Reynolda Village
Winston-Salem, NC
April 17, 1924

Trustee
Real estate investor and partner; formerly, Vice Chairman, Massachusetts Mutual Life Insurance Company.


D. Dean Kaylor
7301 Parkwood Drive
Fenton, MI
June 29, 1930

Trustee
Retired; Executive Vice President and Chief Financial Officer, NBD Bank, N.A. and NBD Bancorp, Inc. (bank and bank holding company) (until 1990).


Charles S. Way, Jr.
200 Meeting Street
Suite 401
Charleston, S.C.
December 18, 1937

Trustee



President and CEO, The Beach Company and its various affiliated companies and partnerships; Chariman of the Executive Committee, Kiawah Resort Associates, L.P.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
October 26, 1938

President and Treasurer
President and Chief Executive Officer, Federated Investors Management Company; Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, Federated Research, and Federated Services Company; and Director, Federated Securities Corp.


Ronald M. Petnuch
Federated Investors Tower
Pittsburgh, PA
February 27, 1960

Vice President and Assistant Treasurer
Senior Vice President, Federated Services Company; Director of Proprietary Client Services and member of the Office of the President, Federated Administrative Services; formerly Associate Corporate Counsel, Federated Investors; Vice President and Assistant Treasurer for certain investment companies for which Federated Securities Corp. is the principal distributor.




Peter J. Germain
Federated Investors Tower
Pittsburgh, PA
September 3, 1959

Secretary
Senior Corporate Counsel, Federated Investors.


FUND OWNERSHIP
Officers and Trustees own less than 1% of the Fund's outstanding shares. TRUSTEES COMPENSATION


NAME AND              AGGREGATE           TOTAL COMPENSATION
POSITION WITH THE     COMPENSATION FROM   PAID FROM THE
TRUST                 THE TRUST*#         FUND COMPLEX+


James A. Hanley,         $868               $22,725 for the Trust and
Trustee                                     one other investment company
                                            in the Fund Complex
Samuel E. Hudgins,       $913               $23,850 for the Trust and
Trustee                                     one other investment company
                                            in the Fund Complex
J. Berkley Ingram, Jr.,  $767               $20,250 for the Trust and
Trustee                                     one other investment company
                                             in the Fund Complex



D. Dean Kaylor,          $767               $20,250 for the Trust and
Trustee                                     one other investment company
                                             in the Fund Complex
Charles S. Way, Jr.,     $0                  $0 for the Trust and
Trustee                                      one other investment company
                                             in the Fund Complex


* Information is furnished for the fiscal year ended November 30, 1995.
# The aggregate compensation is provided for the Trust, which is comprised of three portfolios.
+ The information is provided for the last calendar year.
TRUSTEE LIABILITY
The Biltmore Municipal Funds' Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Wachovia Bank of South Carolina, N.A. (the "Adviser") (formerly known as The South Carolina National Bank).
The Adviser shall not be liable to the Fund or any shareholder for any losses that may be sustained in the purchase, holding, lending, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.



Because of the internal controls maintained by Wachovia Banks to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Wachovia Banks' or their affiliates' lending relationship with an issuer.
ADVISORY FEES
For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectus. During the fiscal years ended November 30, 1995, 1994, the two months ended November 30, 1993, and the fiscal year ended September 30, 1993, the Adviser earned $639,686, $624,986, $103,802, and
$531,849, respectively, of which $469,407, $488,215, $83,041, and $438,960, respectively, was voluntarily waived.
  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2-1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1-1/2% per year of the remaining average net assets, the Adviser will waive its fee or reimburse the Fund for its expenses over the limitation.
     If the Fund's monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.



BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and
research services provided. For the fiscal years ended          November 30,
1995, 1994, the two months ended November 30, 1993, and the fiscal year ended September 30, 1993, no brokerage commissions were paid by the Fund.
Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund. OTHER SERVICES

FUND ADMINISTRATION
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for the fees set forth in the prospectus. During the fiscal years ended November 30, 1995, 1994, the two months ended November 30, 1993, and the fiscal year ended September 30, 1993, the Fund's administrator earned $76,587, $101,152, $20,760 and $106,370 respectively, of which $3,488 was voluntarily waived during the fiscal year ended November 30, 1994.
CUSTODIAN
Wachovia Bank of North Carolina, N.A., Winston-Salem, North Carolina is custodian (the "Custodian") for the securities and cash of the Fund. Under the Custodian Agreement, the Custodian holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services to be provided to the Trust pursuant to the Custodian Agreement, the Trust pays the Custodian an annual fee based upon the average daily net assets of the Fund and payable monthly.
TRANSFER AGENT
Federated Services Company, Pittsburgh, Pennsylvania, serves as transfer agent and dividend disbursing agent for the Fund. The fee is based on the size, type, and number of accounts and transactions made by shareholders. Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee is based on the level of the Fund's average net assets for the period plus out-of-pocket expenses.



LEGAL SERVICES
Legal services for the Fund are provided by Kirkpatrick & Lockhart LLP, Washington, D.C. Piper & Marbury L.L.P., Washington, D.C., serves as counsel to the independent Trustees. Special South Carolina tax counsel to the Fund is Sinkler & Boyd, P.A., Columbia, South Carolina.
INDEPENDENT AUDITORS
The independent auditors for the Fund are Ernst & Young LLP, Pittsburgh, Pennsylvania.
PURCHASING SHARES

Except under certain circumstances described in the prospectus, shares are sold at their net asset value plus a sales charge on days the New York Stock Exchange, the Wachovia Banks, and the Federal Reserve Wire System are open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "Investing in the Fund."
DISTRIBUTION OF SHARES
Federated Securities Corp. is the principal distributor for shares of the Fund. CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. The Wachovia Banks act as the shareholders' agent in depositing checks and converting them to federal funds.
DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.



VALUING MUNICIPAL BONDS
The Trustees use an independent pricing service to value municipal bonds. The independent pricing service takes into consideration yield, stability, risk, quality, coupon rate, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it considers relevant in determining valuations for normal institutional size trading units of debt securities, and does not rely exclusively on quoted prices.
REDEEMING SHARES

The Fund redeems shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares."
REDEMPTION IN KIND
Although the Trust intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio. To the extent available, such securities will be readily marketable.
Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.
Redemption in kind is not as liquid as cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur transaction costs.
The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940, which obligates the Fund to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind. MASSACHUSETTS BUSINESS TRUST

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust on behalf of the Fund. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign on behalf of the Fund.
In the unlikely event a shareholder is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required by its Declaration of Trust to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from assets of the Fund.
TAX STATUS

THE FUND'S TAX STATUS
The Fund expects to pay no federal income tax because it intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:



 o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
 o derive less than 30% of its gross income from the sale of securities held less than three months;
 o invest in securities within certain statutory limits; and
 o distribute to its shareholders at least 90% of its net income earned during the year.
SHAREHOLDERS' TAX STATUS
No portion of any income dividend paid by the Fund is eligible for the dividends received deductions available to corporations.
  CAPITAL GAINS
     Capital gains or losses may be realized by the Fund on the sale of portfolio securities and as a result of discounts from par value on securities held to maturity. Sales would generally be made because of:
     othe availability of higher relative yields;
     odifferentials in market values;
     onew investment opportunities;
     ochanges in creditworthiness of an issuer; or oan attempt to preserve gains or limit losses.
     Distribution of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the shares.
TOTAL RETURN

The Fund's average annual total returns for the one-year period ended November 30, 1995, and for the period from January 11, 1991 (start of performance) to November 30, 1995, were 11.75% and 7.12% , respectively.
The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.
YIELD

The Fund's yield for the thirty-day period ended November 30, 1995 ,was 4.34%. The yield for the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees. TAX-EQUIVALENT YIELD

The Fund's tax-equivalent yield for the thirty-day period ended November 30, 1995 was 7.00%, assuming a 31% tax bracket.



The tax-equivalent yield of the Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming that income is 100% tax-exempt.


TAX-EQUIVALENCY TABLE
The Fund may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal bonds in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.


                         TAXABLE YIELD EQUIVALENT FOR 1996
                              STATE OF SOUTH CAROLINA


                   COMBINED FEDERAL AND STATE INCOME TAX BRACKET:
              22.00%  35.00%     38.00%      43.00%     46.60%



    JOINT        $1- $40,401-   $96,901-   $147,701-     OVER
    RETURN    40,100  96,900    147,700     263,750    $263,750

    SINGLE       $1- $24,001-   $58,151-   $121,301-     OVER
    RETURN    24,000  58,150    121,300     263,750    $263,750



Tax-Exempt
Yield                    Taxable Yield Equivalent


     2.50%     3.21%    3.85%     4.03%      4.39%       4.68%
     3.00%     3.85%    4.62%     4.84%      5.26%       5.62%
     3.50%     4.49%    5.38%     5.65%      6.14%       6.55%
     4.00%     5.13%    6.15%     6.45%      7.02%       7.49%
     4.50%     5.77%    6.92%     7.26%      7.89%       8.43%
     5.00%     6.41%    7.69%     8.06%      8.77%       9.36%
     5.50%     7.05%    8.46%     8.87%      9.65%      10.30%
     6.00%     7.69%    9.23%     9.68%     10.53%      11.24%
     6.50%     8.33%   10.00%    10.48%     11.40%      12.17%
     7.00%     8.97%   10.77%    11.29%     12.28%      13.11%

    Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.
The chart above is for illustrative purposes only. It is not an indicator of past or future performance of the Fund.
* Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local taxes.
PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:
oportfolio quality;
oaverage portfolio maturity;
otype of instruments in which the portfolio is invested;



ochanges in interest rates and market value of portfolio securities;
ochanges in the Fund's expenses; and
ovarious other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and the maximum offering price (i.e., net asset value plus any sales charge) per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.
From time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain financial publications and/or compare its performance to certain indices. Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors, such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
oLIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.
 From time to time, the Fund will quote its Lipper ranking in the "general municipal bond funds" category in advertising and sales literature.
oMORNINGSTAR INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns.
 The maximum rating is five stars, and ratings are effective for two weeks. oLEHMAN BROTHERS FIVE-YEAR STATE GENERAL OBLIGATIONS BONDS is an index comprised of all state general obligation debt issues with maturities between four and six years. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one, three, and twelve month periods as well as year-to-date. Total returns are also
 calculated as of the index inception,            December 31, 1979.
oLEHMAN BROTHERS THREE-YEAR STATE GENERAL OBLIGATIONS BONDS is an index comprised of the same issues noted above except that the maturities range between two and four years. Index figures are total returns calculated for the same periods as listed above.
Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time. Advertisements may quote performance information which does not reflect the effect of the sales charge.
FINANCIAL STATEMENTS

The financial statements for Biltmore South Carolina Municipal Bond Fund for the
fiscal year ended         November 30, 1995, are incorporated herein by
reference to the Annual Report to Shareholders of Biltmore South Carolina Municipal Bond Fund dated November 30, 1995 (File Nos. 33-37525 and 811-6201). A copy of the Annual Report may be obtained without charge by contacting the Fund at the address located on the back cover of the prospectus.


APPENDIX

STANDARD & POOR'S RATINGS GROUP MUNICIPAL BOND RATING DEFINITIONS
AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.



AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.
BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B, CCC, CC--Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these outweighed by large uncertainties of major risk exposure to adverse conditions. C--The rating "C" is reversed for income bonds on which no interest is being paid.
D--Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.
PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
MOODY'S INVESTORS SERVICE, INC. MUNICIPAL BOND RATING DEFINITIONS
AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in AAA securities.
A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
BAA--Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from AA through B in its corporate or municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic


Prospectus
January 31, 1996

The shares of Biltmore North Carolina Municipal Bond Fund (the "Fund") offered by this prospectus represent interests in a non-diversified portfolio of securities which is an investment portfolio of The Biltmore Municipal Funds (the "Trust"), an open-end management investment company (a mutual fund). The investment objective of the Fund is to provide current income which is exempt from federal regular income tax and the income taxes imposed by the State of North Carolina. The Fund invests primarily in a portfolio of municipal securities which are exempt from federal regular income tax and the North Carolina state income taxes ("North Carolina Municipal Securities"). These securities include those issued by or on behalf of the State of North Carolina and North Carolina political subdivisions and municipalities, as well as those issued by states, territories, and possessions of the United States which are exempt from federal regular income tax and the North Carolina state income taxes. In addition, the Fund intends to qualify as an investment exempt from the North Carolina Intangible Personal Property tax.

The shares offered by this prospectus are not deposits or obligations of Wachovia Bank of North Carolina, N.A. or its affiliates, are not endorsed or guaranteed by Wachovia Bank of North Carolina, N.A. or its affiliates, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in these shares involves investment risks, including the possible loss of principal.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

Biltmore North Carolina
Municipal Bond Fund
(A Portfolio of The Biltmore Municipal Funds)


The Fund has also filed a Statement of Additional Information dated January 31, 1996 with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information free of charge, obtain other information, or make inquiries about the Fund by calling 1-800-994-4414 or writing The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226.

These securities have not been approved or disapproved by the securities and exchange commission or any state securities commission nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
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                               TABLE OF CONTENTS

---------------------------------------------------
SUMMARY OF FUND EXPENSES                                                       1
---------------------------------------------------
FINANCIAL HIGHLIGHTS                                                           2
---------------------------------------------------
GENERAL INFORMATION                                                            3
---------------------------------------------------
INVESTMENT INFORMATION                                                         3
Investment Objective                                                           3
Investment Policies                                                            3
  Acceptable Investments                                                       3
     Characteristics                                                           4
     Participation Interests                                                   4
     Variable Rate Municipal Securities                                        4
     Municipal Leases                                                          4
     Investing in Securities of
       Other Investment Companies                                              4
  Restricted and Illiquid Securities                                           5
  When-Issued and Delayed Delivery
     Transactions                                                              5
  Lending of Portfolio Securities                                              5
  Temporary Investments                                                        5
North Carolina Municipal Securities                                            5
Municipal Bond Insurance                                                       6
Investment Risks                                                               7
Non-Diversification                                                            7

Investment Limitation                                                          8

---------------------------------------------------
THE BILTMORE MUNICIPAL FUNDS INFORMATION                                       8
Management of The Biltmore
  Municipal Funds                                                              8
     Board of Trustees                                                         8
     Investment Adviser                                                        8
     Advisory Fees                                                             8
     Adviser's Background                                                      8
Distribution of Fund Shares                                                    9
Shareholder Servicing Arrangements                                             9
Administration of the Fund                                                     9
  Administrative Services                                                      9
---------------------------------------------------
NET ASSET VALUE                                                                9
---------------------------------------------------
INVESTING IN THE FUND                                                          9
Share Purchases                                                                9
  Through the Trust Divisions of the
     Wachovia Banks                                                           10

  Through Wachovia Investments, Inc.                                          10

     By Mail                                                                  10
  Through Authorized Broker/Dealers                                           10
Minimum Investment Required                                                   10
What Shares Cost                                                              10
  Purchases at Net Asset Value                                                11
Sales Charge Reallowance                                                      11
Reducing the Sales Charge                                                     11
  Quantity Discounts and Accumulated
     Purchases                                                                11
  Letter of Intent                                                            11

  Concurrent Purchases                                                        11

  Reinvestment Privilege                                                      12
  Systematic Investment Program                                               12
Certificates and Confirmations                                                12
Dividends                                                                     12
Capital Gains                                                                 12
Exchange Privilege                                                            12
  Exchange by Telephone                                                       13
---------------------------------------------------
REDEEMING SHARES                                                              13
  By Telephone                                                                13
  By Mail                                                                     14
Systematic Withdrawal Program                                                 14
Accounts with Low Balances                                                    15
---------------------------------------------------
SHAREHOLDER INFORMATION                                                       15
Voting Rights                                                                 15
---------------------------------------------------
EFFECT OF BANKING LAWS                                                        15
---------------------------------------------------
TAX INFORMATION                                                               16
Federal Income Tax                                                            16
North Carolina Taxes                                                          16
Other State and Local Taxes                                                   17
---------------------------------------------------
PERFORMANCE INFORMATION                                                       17
---------------------------------------------------
ADDRESSES                                                             BACK COVER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            SUMMARY OF FUND EXPENSES

                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                             4.50%
Maximum Sales Load Imposed on Reinvested Dividends
(as a percentage of offering price)                                                                      None
Contingent Deferred Sales Charge (as a percentage of original
purchase price or redemption proceeds, as applicable)                                                    None
Redemption Fees (as a percentage of amount redeemed, if applicable)                                      None
Exchange Fee                                                                                             None


                         ANNUAL FUND OPERATING EXPENSES

               (As a percentage of projected average net assets)

Management Fee (after waiver) (1)                                                                       0.14%
12b-1 Fees                                                                                               None
Other Expenses (after waivers) (2)                                                                      0.71%
  Shareholder Servicing Agent Fee (3)                                                        0.00%
     Total Fund Operating Expenses (after waivers) (4)                                                  0.85%


(1) The management fee has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.

(2) Other expenses would have been 1.29% absent the voluntary waivers by the administrator and portfolio accountant. The administrator and portfolio accountant can terminate these voluntary waivers at any time at its sole discretion.


(3) As of the date of this prospectus, the Fund is not paying or accruing shareholder servicing agent fees. The Fund will not pay or accrue shareholder servicing agent fees until a separate class of shares has been created for certain trust and institutional investors. At that time, the Fund will be able to pay up to 0.25 of 1% of the Fund's average daily net assets for shareholder servicing agent fees. See "The Biltmore Municipal Funds Information."


(4) Total Fund Operating Expenses would have been 2.04% absent the voluntary waivers described above in Notes 1 and 2.

THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "THE BILTMORE MUNICIPAL FUNDS INFORMATION" AND "INVESTING IN THE FUND."

Example                                               1 Year     3 Years    5 Years   10 Years
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return; (2)
redemption at the end of each time period; and (3)
payment of the maximum sales load. As noted in the
table above, the Fund charges no redemption fees.       $53        $71        $90       $145


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  BILTMORE NORTH CAROLINA MUNICIPAL BOND FUND
                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated January 15, 1995, on the Fund's financial statements for the year ended November 30, 1995, and on the following table for the period presented is included in the Annual Report to shareholders dated November 30, 1995, which is incorporated herein by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Trust.

                                                                Period Ended November 30,      1995(a)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                          $   10.00
Income from investment operations
  Net investment income                                                                            0.43
  Net realized and unrealized gain (loss) on investments                                           0.99
                                                                                                -------
Total from investment operations                                                                   1.42
                                                                                                -------
Less distributions
  Distributions from net investment income                                                        (0.43)
                                                                                                -------
NET ASSET VALUE, END OF PERIOD                                                                $   10.99
                                                                                                -------
Total Return (b)                                                                                  14.40%
Ratios to Average Net Assets
  Expenses                                                                                         0.85%*
  Net investment income                                                                            4.40%*
  Expense waiver/reimbursement (c)                                                                 1.19%*
Supplemental Data
  Net assets, end of period (000 omitted)                                                       $18,679
  Portfolio turnover                                                                                 19   %


 * Computed on an annualized basis.

 (a) Reflects operations for the period from December 26, 1994 (date of initial public investment) to November 30, 1995.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report dated November 30, 1995, which can be obtained free of charge.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              GENERAL INFORMATION


The Biltmore Municipal Funds was established as a Massachusetts business trust under a Declaration of Trust dated August 15, 1990. The Declaration of Trust permits The Biltmore Municipal Funds to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. This prospectus relates only to The Biltmore Municipal Funds' North Carolina municipal securities portfolio, known as Biltmore North Carolina Municipal Bond Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") has not established classes of shares of the Fund. The Fund is designed primarily for customers of the Wachovia Bank of North Carolina, N.A. and its correspondents or affiliates who desire a convenient means of accumulating an interest in a professionally managed, non-diversified portfolio investing primarily in municipal bonds. The Wachovia Bank of North Carolina, N.A. is the investment adviser to the Fund. A minimum initial investment of $500 is required. Subsequent investments must be in amounts of at least $100. The Fund is not likely to be a suitable investment for non-North Carolina taxpayers or for retirement plans since it intends to invest primarily in North Carolina Municipal Securities.


Fund shares are sold at net asset value plus an applicable sales charge and are redeemed at net asset value.


The other portfolios in the Trust are Biltmore Georgia Municipal Bond Fund and Biltmore South Carolina Municipal Bond Fund (collectively, hereinafter referred to as the "Funds").


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income which is exempt from federal regular income tax and the income tax imposed by the State of North Carolina. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Interest income of the Fund that is exempt from the income taxes described above retains its tax-exempt status when distributed to the Fund's shareholders. However, income distributed by the Fund may not necessarily be exempt from state or municipal taxes in states other than North Carolina. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. The investment objective cannot be changed without approval of shareholders. Unless indicated otherwise, the investment policies may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material changes in these policies become effective.


INVESTMENT POLICIES

The Fund attempts to achieve its investment objective by investing in a professionally-managed portfolio consisting primarily of municipal securities exempt from federal regular income tax and the North Carolina state income taxes. As a matter of fundamental investment policy which may not be changed without shareholder approval, the Fund will invest its assets so that, under normal circumstances, at least 80% of its total assets are invested in obligations, the interest income from which is exempt from federal regular income tax and the income tax imposed by the State of North Carolina. While not a fundamental investment policy, the Fund's adviser may consider the potential for capital appreciation in its selection of portfolio investments.


ACCEPTABLE INVESTMENTS. The Fund invests primarily in North Carolina Municipal Securities, which are:

 obligations, including industrial development bonds, issued on behalf of the State of North Carolina, its political subdivisions or agencies;

 obligations issued by or on behalf of any state, territory or possession of the United States, including the District of Columbia, or any political subdivision or agency of any of these; and

 participation interests, as described below, in any of the above obligations, the interest from which is, in the opinion of bond counsel for the issuers or in the opinion of officers of the Fund and/or the Fund's adviser, exempt from both federal regular income tax and the North Carolina income tax. It is likely that shareholders who are subject to alternative minimum tax will be required to include interest from a portion of the municipal securities owned by the Fund in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.


While the Fund intends to invest primarily in securities issued by or on behalf of the State of North Carolina and its political subdivisions, it will invest in other securities issued by states, territories, and possessions of the United States which are exempt from federal regular income tax and the North Carolina income tax. The Fund will invest in such securities in instances where, in the judgment of the Fund's adviser, the supply and yield of such securities would be beneficial to the Fund's performance.


Characteristics. The North Carolina Municipal Securities which the Fund buys are rated "A" or above by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") (a description of the rating categories is contained in the Appendix to the Statement of Additional Information). In addition, the North Carolina Municipal Securities are subject to one or more of the following quality standards:

 insured by a municipal bond insurance company which is rated "AAA" by S&P or "Aaa" by Moody's; or

 secured by an irrevocable escrow of direct obligations of the U.S. government; or unrated if determined to be of comparable quality to one of the foregoing rating categories by the Fund's adviser.

The prices of fixed income securities fluctuate inversely to the direction of interest rates.

If a security loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so. If ratings made by Moody's or S&P change because of changes in those organizations or in their ratings systems, the Fund will attempt to identify other rating organizations and systems with comparable standards, in accordance with the investment policies of the Fund.

Participation Interests. The Fund may purchase participation interests from financial institutions such as commercial banks, savings associations, and insurance companies. These participation interests would give the Fund undivided interests in North Carolina Municipal Securities. The financial institutions from which the Fund purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality. The Trustees will establish guidelines pursuant to which the Fund's adviser determines that participation interests meet the prescribed quality standards for the Fund.

Variable Rate Municipal Securities. Some of the North Carolina Municipal Securities which the Fund purchases may have variable interest rates. Variable interest rates are ordinarily based on a published interest rate, interest rate index or a similar standard, such as the 91-day U.S. Treasury bill rate. Many variable rate municipal securities are subject to payment of principal on demand by the Fund, usually in not more than seven days. All variable rate municipal securities will meet the quality standards for the Fund. The Fund's adviser monitors the pricing, quality, and liquidity of the variable rate municipal securities, including participation interests held by the Fund, on the basis of published financial information and reports of the rating agencies and other analytical services pursuant to guidelines established by the Trustees.

Municipal Leases. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, or a conditional sales contract.

Investing in Securities of Other Investment Companies. The Fund may invest in the securities of other investment companies, but it will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will invest in other investment companies primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. While it is the Fund's adviser's policy to waive its investment advisory fee on assets invested in securities of open-end investment companies, it should be noted that investment companies incur certain expenses, such as custodian and transfer agent fees, and therefore, any investment by the Fund in shares of another investment company would be subject to such duplicate expenses. The Fund would, however, continue to pay its own investment advisory fees and other expenses with respect to its investments in shares of closed-end companies.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities laws. To the extent these securities are not determined to be liquid, the Fund will limit its purchase of these securities, together with other securities considered to be illiquid, to 15% of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase North Carolina Municipal Securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Fund's adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities on a short-term or a long-term basis to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Fund's adviser has determined are creditworthy under guidelines established by the Trustees, and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times. It is not anticipated that the Fund will engage in securities lending if such lending generates taxable income.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

TEMPORARY INVESTMENTS. From time to time on a temporary basis, or when the Fund's adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in short-term tax-exempt or taxable temporary investments. These temporary investments include: notes issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; shares of other investment companies; and repurchase agreements (arrangements in which the organization selling the Fund a bond or temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

There are no rating requirements applicable to temporary investments. However, the Fund's adviser will limit temporary investments to those it considers to be of comparable quality to the Fund's acceptable investments.

Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax. However, it is anticipated that certain temporary investments will generate income which is subject to North Carolina state income tax.

NORTH CAROLINA MUNICIPAL SECURITIES


North Carolina Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities. North Carolina Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.


The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. However, interest on and principal of revenue bonds are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds; the industry which is the beneficiary of such bonds is generally the only source of payment for the bonds.

The Fund will not generally invest more than 25% of its total assets in any one industry. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of nongovernmental users may, for this purpose, be deemed to be related to the industry in which such nongovernmental users engage, and the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest more than 25% of its assets in a broader segment of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations. This would be the case only if the Fund's adviser determines that the yields available from obligations in a particular segment of the market justified the additional risks associated with a large investment in such segment. Although such obligations could be supported by the credit of governmental users or by the credit of nongovernmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such a market segment.

MUNICIPAL BOND INSURANCE
The Fund may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest on such securities. These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party ("Issuer-Obtained Insurance") or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Fund (the "Policies").


The Fund will require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Fund's quality standards. The Fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities when, in the opinion of the Fund's investment adviser, such insurance would benefit the Fund (for example, through improvement of portfolio quality or increased liquidity of certain securities). The Fund's adviser anticipates that between 10% and 50% of the Fund's net assets will be invested in municipal securities which are insured.


Issuer-Obtained Insurance policies are noncancellable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by the Fund.

The Fund may purchase two types of Policies issued by municipal bond insurers. One type of Policy covers certain municipal securities only during the period in which they are in the Fund's portfolio. In the event that a municipal security covered by such a Policy is sold from the Fund, the insurer of the relevant Policy will be liable only for those payments of interest and principal which are due and owing at the time of sale.

The other type of Policy covers municipal securities not only while they remain in the Fund's portfolio but also until their final maturity even if they are sold out of the Fund's portfolio, so that the coverage may benefit all subsequent holders of those municipal securities. The Fund will obtain insurance which covers municipal securities until final maturity even after they are sold out of the Fund's portfolio only if, in the judgment of the Fund's adviser, the Fund would receive net proceeds from the sale of those securities, after deducting the cost of such permanent insurance and related fees, significantly in excess of the proceeds it would receive if such municipal securities were sold without insurance. Payments received from municipal bond issuers may not be tax-exempt income to shareholders of the Fund.

The premiums for the Policies are paid by the Fund and the yield on the Fund's portfolio is reduced thereby. Premiums for the Policies are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities during the month. The Fund may purchase Policies from MBIA Corp. ("MBIA"), AMBAC Indemnity Corporation ("AMBAC"), Financial Guaranty Insurance Company ("FGIC"), or any other municipal bond insurer which is rated "AAA" by S&P or "Aaa" by Moody's. Each Policy guarantees the payment of principal and interest on those municipal securities it insures. The Policies will have the same general characteristics and features. A municipal security will be eligible for coverage if it meets certain requirements set forth in a Policy. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Fund that such non-payment has occurred.

MBIA, AMBAC, and FGIC will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the Fund's portfolio, nor may MBIA, AMBAC, or FGIC cancel their Policies for any reason except failure to pay premiums when due. MBIA, AMBAC, and FGIC will reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional municipal securities purchased by the Fund after the effective date of such notice. The Trustees will reserve the right to terminate any of the Policies if they determine that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.

Additionally, the Trustees reserve the right to enter into contracts with insurance carriers other than MBIA, AMBAC, or FGIC if such carriers are rated "AAA" by S&P or "Aaa" by Moody's.

INVESTMENT RISKS
Yields on North Carolina Municipal Securities depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the State of North Carolina or its municipalities could impact the Fund's portfolio. The Fund's concentration in securities issued by the State of North Carolina and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. North Carolina's dependence on agriculture, manufacturing, tourism, and service industries leaves it vulnerable to both the business cycle and long term national economic trends. (Please refer to the Fund's Statement of Additional Information for an expanded discussion of North Carolina investment risks.) The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of North Carolina Municipal Securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Investing in North Carolina Municipal Securities which meet the Fund's quality standards may not be possible if the State of North Carolina or its municipalities do not maintain their current credit ratings. In addition, the issuance, tax exemption and liquidity of North Carolina Municipal Securities may be adversely affected by judicial, legislative or executive action, including, but not limited to, rulings of state and federal courts, amendments to the state and federal constitutions, changes in statutory law, and changes in administrative regulations, as well as voter initiatives.

NON-DIVERSIFICATION
The Fund is a non-diversified investment company. As such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified investment company because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in the Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers. The Fund may purchase an issue of municipal securities in its entirety.

The Fund intends to comply with Subchapter M of the Internal Revenue Code. This undertaking requires that, at the end of each quarter of each taxable year, with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer and that with respect to the remainder of the Fund's total assets, no more than 25% of its total assets are invested in the securities of a single issuer.

INVESTMENT LIMITATION
The Fund will not:

 borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge assets to secure such borrowings.

The above investment limitation cannot be changed without shareholder approval.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    THE BILTMORE MUNICIPAL FUNDS INFORMATION

MANAGEMENT OF THE BILTMORE MUNICIPAL FUNDS


BOARD OF TRUSTEES. The Biltmore Municipal Funds are managed by a Board of Trustees. The Trustees are responsible for managing the business affairs of The Biltmore Municipal Funds and for exercising all of the powers of The Biltmore Municipal Funds except those reserved for the shareholders.


INVESTMENT ADVISER. Pursuant to an investment advisory contract with The Biltmore Municipal Funds, investment decisions for the Fund are made by Wachovia Bank of North Carolina, N.A., the Fund's adviser (the "Bank" or the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

ADVISORY FEES. The Adviser is entitled to receive an annual investment advisory fee equal to 0.75 of 1% of the Fund's average daily net assets. The fee paid by the Fund, while higher than the advisory fee paid by other mutual funds in general, is comparable to fees paid by other mutual funds with similar objectives and policies. The investment advisory contract allows the voluntary waiver of the investment advisory fee or the reimbursement of expenses by the Adviser from time to time. The Adviser can terminate any voluntary waiver of its fee or reimbursement of expenses at any time in its sole discretion.

Investment decisions for the Fund will be made independently from those of any fiduciary or other accounts that may be managed by the Bank or its affiliates. If, however, such accounts, the Fund, or the Bank for its own account are simultaneously engaged in transactions involving the same securities, the transactions may be combined and allocated to each account. This system may adversely affect the price the Fund pays or receives, or the size of the position it obtains. The Adviser may engage, for its own account or for other accounts managed by the Bank, in other transactions involving North Carolina Municipal Securities which may have adverse effects on the market for securities in the Fund's portfolio.
ADVISER'S BACKGROUND. Wachovia Bank of North Carolina, N.A. is a direct, wholly-owned subsidiary of Wachovia Corporation, a registered bank holding company headquartered in Winston-Salem, North Carolina and Atlanta, Georgia. Through offices in eight states, Wachovia Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses.

Wachovia Bank of North Carolina, N.A., a national banking association, offers financial services that include, but are not limited to, commercial and consumer loans, corporate, institutional, and personal trust services, demand and time deposit accounts, letters of credit and international financial services.


The Adviser employs an experienced staff of professional investment analysts, portfolio managers and traders. The Adviser uses fundamental analysis and other investment management disciplines to identify investment opportunities. The Adviser, Wachovia Bank of South Carolina, N.A., and Wachovia Bank of Georgia, N.A. (collectively the "Wachovia Banks") have been managing trust assets for over 100 years, with over $19 billion in managed assets as of September 30, 1995. Wachovia Asset Management, a business unit of the Adviser, has served as investment adviser to another investment company, The Biltmore Funds, since March 9, 1992. The Adviser's affiliates, Wachovia Bank of South Carolina, N.A. and Wachovia Bank of Georgia, N.A., have served as investment advisers to the Trust's South Carolina Municipal Bond and Georgia Municipal Bond Funds, respectively, since their inception. As part of its regular banking operations, the Adviser may make loans to public companies and municipalities. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of the Adviser. The lending relationship will not be a factor in the selection of securities.


Michael Peters is Vice President of Wachovia Bank of North Carolina, N.A. and an officer of both Wachovia Bank of Georgia, N.A. and Wachovia Bank of South Carolina, N.A. He has served as the portfolio manager of the Fund since the Fund's inception in December of 1994. Mr. Peters was employed with NationsBank from 1990 to 1993, and from 1986 to 1990 was employed with First Bank of Whiting. Mr. Peters received his M.B.A. from Indiana University and is a member of the Institute of Chartered Financial Analysts.

DISTRIBUTION OF FUND SHARES
Federated Securities Corp. is the distributor (the "Distributor") for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICING ARRANGEMENTS
Federated Administrative Services, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, is the Fund's shareholder servicing agent (the "Shareholder Servicing Agent"). The Fund may pay the Shareholder Servicing Agent a fee based on the average daily net asset value of shares for which it provides shareholder services. These shareholder services include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares. This fee will be computed at an annual rate equal to 0.25 of 1% of the Fund's average daily net assets for which the Shareholder Servicing Agent provides services; however, the Shareholder Servicing Agent may choose voluntarily to waive all or a portion of its fee at any time or pay all or some of its fees to financial institutions or other financial service providers.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, provides the Fund with the administrative personnel and services necessary to operate the Fund. Such services include the preparation of filings with the Securities and Exchange Commission and other regulatory authorities, assistance with respect to meetings of the Trustees, shareholder servicing and accounting services, and other administrative services. Federated Administrative Services provides these at an annual rate, computed and payable daily, as specified below:

                                    Average Aggregate Daily
      Maximum                       Net Assets of the Trust
 Administrative Fee                  and The Biltmore Funds
      .15 of 1%                    on the first $250 million
     .125 of 1%                     on the next $250 million
      .10 of 1%                     on the next $250 million
     .075 of 1%               on assets in excess of $750 million



The administrative fee received during any fiscal year shall aggregate at least $50,000 for each portfolio of the Trust. Federated Administrative Services may choose voluntarily to waive or reimburse a portion of its fee at any time.


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                                NET ASSET VALUE

The Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.

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                             INVESTING IN THE FUND

SHARE PURCHASES

Fund shares are sold on days on which the New York Stock Exchange and the Federal Reserve Wire System are open for business. Shares of the Fund may be purchased through the Trust Divisions of the Wachovia Banks, Wachovia Investments, Inc. or authorized broker/dealers which have a sales agreement with the Distributor. All purchase orders must be transmitted to the Fund by 5:00 p.m. (Eastern time). Texas residents must purchase shares through an authorized registered broker/dealer or through Federated Securities Corp. at 1-800-618-8573. In connection with the sale of Fund shares, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Fund and the Distributor reserve the right to reject any purchase request.


THROUGH THE TRUST DIVISIONS OF THE WACHOVIA BANKS. Trust customers of the Wachovia Banks may place an order to purchase shares of the Fund by telephoning, sending written instructions, or placing the order in person with their account officer in accordance with the procedures established by the Wachovia Banks and as set forth in the relevant account agreement.

Payment may be made to the Wachovia Banks by check, by wire of federal funds, or by debiting a customer's account with the Wachovia Banks. Purchase orders must normally be received by the Wachovia Banks by 3:00 p.m. (Eastern time), in order for shares to be purchased at that day's price. It is the responsibility of the Wachovia Banks to transmit orders promptly to the Fund. Shares of the Fund cannot be purchased by wire on any day on which the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are not open for business.


THROUGH WACHOVIA INVESTMENTS, INC. Customers of Wachovia Investments, Inc. or Wachovia Brokerage Service may place an order to purchase shares by telephoning The Biltmore Service Center at 1-800-994-4414, sending written instructions, or placing an order in person. Payment may be made by check or by debiting a customer's account at Wachovia Investments, Inc. Purchase orders must normally be received by Wachovia Investments, Inc. before 3:30 p.m. (Eastern time). Wachovia Investments, Inc., a wholly-owned subsidiary of Wachovia Corporation, is a registered broker/dealer and a member of the National Association of Securities Dealers, Inc. Wachovia Brokerage Service is a business unit of Wachovia Investments, Inc.


By Mail. To purchase shares of the Fund through Wachovia Investments, Inc. by mail, send a check made payable to North Carolina Municipal Bond Fund to The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina, 29226. Orders by mail are considered received after payment by check is converted by Wachovia Investments, Inc. into federal funds. This is normally the next business day after Wachovia Investments, Inc. receives the check.

THROUGH AUTHORIZED BROKER/DEALERS. An investor may place an order through authorized brokers and dealers to purchase shares of the Fund. Shares will be purchased at the public offering price next determined after the Fund receives the purchase request. Purchase requests through registered broker/dealers must normally be received by the broker/dealer and transmitted to the Fund before 3:30 p.m. (Eastern time) in order for shares to be purchased at that day's public offering price.

MINIMUM INVESTMENT REQUIRED
The minimum initial investment in the Fund by an investor is $500. Subsequent investments must be in amounts of at least $100. These minimums may be waived for purchases by the Trust Divisions of the Wachovia Banks for their fiduciary or custodial accounts. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund.

WHAT SHARES COST
Fund shares are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                                              Sales Charge as a              Sales Charge as a
                                                Percentage of                Percentage of Net
Amount of Transaction                       Public Offering Price             Amount Invested
Less than $100,000                                  4.50%                          4.71%
$100,000 but less than $250,000                     3.75%                          3.90%
$250,000 but less than $500,000                     2.50%                          2.56%
$500,000 but less than $750,000                     2.00%                          2.04%
$750,000 but less than $1 million                   1.00%                          1.01%
$1 million or more                                  0.25%                          0.25%



The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and

Christmas Day.

PURCHASES AT NET ASSET VALUE. Shares of the Fund may be purchased at net asset value, without a sales charge, by investment advisers registered under the Investment Advisers Act of 1940 purchasing on behalf of their clients, and by the Wachovia Banks for funds which are held in a fiduciary, agency, custodial, or similar capacity. Trustees, officers, directors and emeritus directors, advisory board members, employees and retired employees of the Fund, the Wachovia Banks, the spouses and children under the age of 21 of such persons, and any trusts, pension profit-sharing plans and individual retirement accounts operated for such persons, may purchase shares of the Fund at net asset value. In addition, trustees, officers, directors and employees of the Distributor and its affiliates, and any bank or investment dealer who has a sales agreement with the Distributor relating to the Fund, may also purchase shares at their net asset value.

SALES CHARGE REALLOWANCE
For shares sold with a sales charge, the Wachovia Banks or an affiliated broker or a dealer will receive up to 100% of the applicable sales charge for purchases of Fund shares made directly through the Wachovia Banks or such broker or dealer.

The sales charge for shares sold other than through the Wachovia Banks or registered broker/dealers will be retained by the Distributor. However, the Distributor, at its sole discretion, may uniformly offer to pay cash, or promotional incentives in the form of trips to sales seminars at luxury resorts, tickets or other items, to all dealers selling shares of the Fund. If accepted by the dealer, such additional payments will be predicated upon the amount of Fund shares sold by the dealers.

REDUCING THE SALES CHARGE
The sales charge can be reduced on the purchase of Fund shares through:
 quantity discounts and accumulated purchases;

 signing a 13-month letter of intent; or

 using the reinvestment privilege.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. As shown in the table in this prospectus under the section entitled "What Shares Cost," larger purchases reduce the sales charge paid. The Fund will combine purchases made on the same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge.

If an additional purchase of Fund shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns shares having a current value at the public offering price of $90,000 and he purchases $10,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 3.75%, not 4.50%.

To receive the sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc., or the Distributor must be notified by the shareholder or by his financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined. The Fund will reduce the sales charge after it confirms the purchases.


LETTER OF INTENT. If a shareholder intends to purchase at least $100,000 of shares in the Fund over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the custodian to hold up to 4.50% of the total amount intended to be purchased in escrow (in shares) until such purchase is completed.



The amount held in escrow will be applied to the shareholder's account at the end of the 13-month period unless the amount specified in the letter of intent is not purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.


This letter of intent will not obligate the shareholder to purchase shares, but if the shareholder does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.

CONCURRENT PURCHASES. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of shares in portfolios in The Biltmore Funds and in The Biltmore Municipal Funds (such as the Fund), the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $70,000 in one of the portfolios of The Biltmore Funds with a sales charge, and $30,000 in a portfolio of The Biltmore Municipal Funds with a sales charge, the sales charge would be reduced.


To receive this sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the agent placing the order at the time the concurrent purchases are made. The sales charge will be reduced after the purchase is confirmed.

REINVESTMENT PRIVILEGE. If shares in the Fund have been redeemed, the shareholder has a one-time right, within 90 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. The Wachovia Banks, Wachovia Investments, Inc., or the Distributor must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his shares in the Fund, there may be tax consequences.

SYSTEMATIC INVESTMENT PROGRAM. Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at the Wachovia Banks, and invested in Fund shares at the net asset value next determined after an order is received by the Fund, plus the applicable sales charge. A shareholder may apply for participation in this program through the Wachovia Banks, Wachovia Investments, Inc. or through the Distributor.

CERTIFICATES AND CONFIRMATIONS
As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to the Fund.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Monthly confirmations are sent to report dividends paid during that month.

DIVIDENDS
Dividends are declared daily and are paid monthly. Dividends are declared just prior to determining net asset value. If an order for shares is placed on the preceding business day, shares purchased by wire begin earning dividends on the business day wire payment is received by the Custodian. If the order for shares and payment by wire are received on the same day, shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted into federal funds. Unless cash payments are requested by contacting the Fund, dividends are automatically reinvested on payment dates in additional shares of the Fund at the payment date's net asset value without a sales charge.

CAPITAL GAINS
Distributions of any net realized long-term capital gains realized by the Fund, if any, will be made at least annually.

EXCHANGE PRIVILEGE

Shareholders of the Fund may exchange all or some of their Fund shares for: shares in other portfolios of the Trust, shares in portfolios of The Biltmore Funds or shares of the International Equity Fund. The Biltmore Funds are advised by Wachovia Asset Management, a business unit of the Adviser, and distributed by Federated Securities Corp. The Trust consists of the Fund, Biltmore Georgia Municipal Bond Fund and Biltmore South Carolina Municipal Bond Fund. The Biltmore South Carolina Municipal Bond Fund is advised by Wachovia Bank of South Carolina, N.A., a national banking association headquartered in Columbia, South Carolina. It is the primary subsidiary of South Carolina National Corporation, a bank holding company with a commercial bank subsidiary and federal savings bank subsidiary in South Carolina. The Biltmore Georgia Municipal Bond Fund is advised by Wachovia Bank of Georgia, N.A. The Biltmore Georgia and Biltmore South Carolina Municipal Bond Funds are distributed by Federated Securities Corp. The International Equity Fund is advised by Federated Global Research Corp. and distributed by Federated Securities Corp. The Biltmore Funds consist of the following portfolios: Biltmore Balanced Fund, Biltmore Emerging Markets Fund, Biltmore Equity Fund, Biltmore Equity Index Fund, Biltmore Fixed Income Fund, Biltmore Money Market Fund (Institutional Shares and Investment Shares), Biltmore Prime Cash Management Fund (Institutional Shares only), Biltmore Quantitative Equity Fund, Biltmore Short-Term Fixed Income Fund, Biltmore Special Values Fund, Biltmore Tax-Free Money Market Fund (Institutional Shares and Investment Shares), and Biltmore U.S. Treasury Money Market


Fund (Institutional Shares and Investment Shares). (The International Equity Fund, the portfolios of the Trust, and The Biltmore Funds are referred to in this section as the "Portfolios.")

Shareholders of the Fund have easy access to the Portfolios through a telephone exchange program. The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Prior to any exchange, the shareholder should review a copy of the current prospectus of the Portfolio into which an exchange is to be effected. Shareholders contemplating exchanges between the Fund and the Trust's other portfolios should consult their tax advisers, since the tax advantages of each Fund may vary.

Shares of the Portfolios may be exchanged for shares of the Fund at net asset value without a sales charge (if previously paid). Shares of Portfolios with a sales charge may be exchanged at net asset value for shares of other Portfolios with an equal sales charge or no sales charge. Shares of Portfolios with no sales charge acquired by direct purchase or reinvestment of dividends on such shares may be exchanged for shares of Portfolios at net asset value.

Shareholders using this privilege must exchange shares having a net asset value at least equal to the minimum investment of the Portfolio into which they are exchanging. An exchange order must comply with the requirements for a redemption and purchase order and must specify the dollar value or number of shares to be exchanged. Shareholders who desire to automatically exchange shares of a predetermined amount on a monthly, quarterly, or annual basis may take advantage of a systematic exchange privilege. A shareholder may obtain further information on these exchange privileges by calling the Fund, Wachovia Investments, Inc. or, in the case of customers of the Wachovia Banks, the shareholder's account officer.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange will be redeemed at the next-determined net asset value. Written exchange instructions may require a signature guarantee. Exercise of this privilege is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.

EXCHANGE BY TELEPHONE. Instructions for exchanges between the Portfolios and the Fund may be given by telephone to Wachovia Investments, Inc., and in the case of customers of the Wachovia Banks, the customer's account officer. Shares may be exchanged by telephone only between fund accounts having identical shareholder registrations. Exchange instructions given by telephone may be electronically recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Telephone exchange instructions must be received before 4:00 p.m. (Eastern time) for shares to be exchanged the same day. The telephone exchange privilege may be modified or terminated at any time. Shareholders will be notified of such modification or termination. Shareholders may have difficulty in making exchanges by telephone through banks, brokers, and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his bank, broker, or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail.

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                                REDEEMING SHARES

The Fund redeems shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Telephone or written requests for redemptions must be received in proper form and can be made through the Wachovia Banks, Wachovia Investments, Inc., or directly to the Fund.

BY TELEPHONE. A shareholder may redeem shares of the Fund by calling the Wachovia Banks (call toll-free 1-800-994-4414) to request the redemption. Telephone redemption instructions may be recorded. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the Wachovia Banks. Redemption requests made through the Wachovia Banks must be received by the Wachovia Banks before 3:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. The Wachovia Banks are responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. Registered broker/dealers may charge customary fees and commissions for this service. If reasonable procedures are not followed by the Fund, it may be liable for unauthorized or fraudulent telephone instructions.

A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares of the Fund by phone by calling The Biltmore Service Center at 1-800-994-4414. A shareholder who is a customer of the Wachovia Banks and whose account agreement with the Wachovia Banks permits telephone redemption may redeem shares of the Fund by telephoning his account officer. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request.

Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. In no event will proceeds be credited more than seven days after a proper request for redemption has been received. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered.

BY MAIL. A shareholder may redeem Fund shares by sending a written request to the Wachovia Banks. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested. If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request to the Fund. Shareholders should call the Wachovia Banks for assistance in redeeming by mail.


A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares by sending a written request to Wachovia Investments, Inc. The written request should include the shareholder's name and address, the Fund name, the brokerage account number, and the share or dollar amount requested. Shareholders should call Wachovia Investments, Inc. for assistance in redeeming by mail. Normally, a check for the proceeds is mailed within three business days, but in no event more than seven days, after receipt of a proper written redemption request.


Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:

 a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC");

 a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges;

 a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or

 any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

SYSTEMATIC WITHDRAWAL PROGRAM
Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Fund shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Shareholders may redeem by periodic withdrawal payments in a minimum amount of $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Fund shares, and the fluctuation of the net asset value of Fund shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through his financial institution. For shares sold with a sales charge, it is not advisable for shareholders to be purchasing shares while participating in this program.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $500. This requirement does not apply, however, if the balance falls below $500 because of changes in the Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

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                            SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in The Biltmore Municipal Funds have equal voting rights except that only shares of the Fund are entitled to vote on matters affecting only the Fund.

As a Massachusetts business trust, The Biltmore Municipal Funds are not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.


Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of The Biltmore Municipal Funds.


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                             EFFECT OF BANKING LAWS


Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing most securities. However, such banking laws and regulations do not prohibit such a holding company affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of such a customer. The Wachovia Banks are subject to such banking laws and regulations.



The Wachovia Banks believe that they may perform the services for the Fund contemplated by their advisory agreement and custodian agreement with The Biltmore Municipal Funds without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Wachovia Banks from continuing to perform all or a part of the above services for their customers and/or the Fund. If the Wachovia Banks were prohibited from engaging in these customer-related activities, the Trustees would consider alternative advisers and means of continuing available investment services. In such event, changes in the operation of the Fund may occur, including possible termination of any automatic or other Fund share investment and redemption services then being provided by the Wachovia Banks. It is not expected that existing shareholders would suffer any adverse financial consequences (if another service provider with equivalent abilities to the Wachovia Banks is found) as a result of any of these occurrences.



The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above, or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.


State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

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                                TAX INFORMATION
FEDERAL INCOME TAX

The Fund expects to pay no federal regular income tax because it intends to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by The Biltmore Municipal Funds portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest income earned on some municipal bonds may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

The alternative minimum tax, equal to up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and increased or reduced by certain alternative minimum tax adjustments.

The Tax Reform Act of 1986 treats interest on certain "private activity" bonds issued after August 7, 1986, as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons, and other public facilities, private activity bonds provide benefits to private parties. The Fund may purchase all types of municipal bonds, including private activity bonds. Thus, should it purchase any such bonds, a portion of the Fund's dividends may be treated as a tax preference item.

In addition, in the case of a corporate shareholder, dividends of the Fund which represent interest on municipal bonds may become subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's "adjusted current earnings." The corporate alternative minimum tax treats 75% of the excess of the taxpayer's "adjusted current earnings" over the taxpayer's preadjustment alternative minimum taxable income as an alternative minimum tax adjustment. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits". Since "earnings and profits" generally includes the full amount of any Fund dividend, and preadjustment alternative minimum taxable income does not include the portion of the Fund's dividend attributable to municipal bonds which are not private activity bonds, 75% of the difference will be included in the calculation of the corporation's alternative minimum tax.

Shareholders should consult with their tax advisers to determine whether they are subject to the alternative minimum tax or the corporate alternative minimum tax and, if so, the tax treatment of dividends paid by the Fund.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income. Distributions representing net long-term capital gains realized by the Fund, if any, will be taxable as long-term capital gains regardless of the length of time shareholders have held their shares.

These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

NORTH CAROLINA TAXES

Under existing North Carolina law, shareholders of the Fund will not be subject to North Carolina income taxes on Fund dividends to the extent that such dividends represent "exempt-interest dividends" as defined in the Internal Revenue Code of 1986 which are directly attributable to (i) interest on obligations of the State of North Carolina or any of its political subdivisions; or (ii) interest on obligations of the United States or its possessions.

To the extent that distributions by the Fund are derived from capital gains on such obligations, or from dividends or capital gains on other types of obligations, such distributions will be subject to North Carolina income taxes.

OTHER STATE AND LOCAL TAXES
Income from the Fund is not necessarily free from state income taxes in states other than North Carolina or from personal property taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            PERFORMANCE INFORMATION

From time to time the Fund advertises its total return, yield, and tax-equivalent yield.

Total return represents the change, over a specific period of time, in the value of an investment in the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The tax-equivalent yield of the Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a specific tax rate. The yield and the tax-equivalent yield do not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the maximum sales load which, if excluded, would increase the total return, yield, and tax-equivalent yield.


From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.



Addresses
Biltmore North Carolina Municipal Bond Fund  Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779
Distributor    Federated Securities Corp.
     Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779
Investment Adviser  Wachovia Bank of North Carolina, N.A.
     301 North Main Street
     Winston-Salem, North Carolina 27150
Custodian Wachovia Bank of North Carolina, N.A.
     Wachovia Trust Operations
     301 North Main Street
     Winston-Salem, North Carolina 27150
Transfer Agent, Dividend Disbursing Agent,   Federated Services Company
and Portfolio Recordkeeper    Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779
Counsel to The Biltmore Funds Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, N.W.
     Washington, D.C. 20036-1800
Counsel to the Independent Trustees     Piper & Marbury L.L.P.
     1200 Nineteenth Street, N.W.
     Washington, D.C. 20036-2430
Independent Auditors     Ernst & Young LLP
     One Oxford Centre
     Pittsburgh, Pennsylvania 15219
The Biltmore Service Center   101 Greystone Boulevard
     SC-9215
     Columbia, South Carolina 29226

Biltmore North Carolina Municipal Bond Fund Prospectus

A Non-Diversified Portfolio of The Biltmore Municipal Funds
An Open-End, Management Investment Company


January 31, 1996
822-25 (1/96)
Cusip 090313305
G00648-03 (1/96)


                   BILTMORE NORTH CAROLINA MUNICIPAL BOND FUND
                  (A PORTFOLIO OF THE BILTMORE MUNICIPAL FUNDS)
                       STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus of Biltmore North Carolina Municipal Bond Fund (the "Fund"), a portfolio in
   The Biltmore Municipal Funds (the "Trust"), dated           January 31, 1996
   . This Statement is not a prospectus itself. To receive a copy of the prospectus write the Fund or call The Biltmore Service Center toll-free at 1-800-994-4414.
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779

                         Statement dated January 31, 1996
FEDERATED SECURITIES CORP.
Distributor
A subsidiary of FEDERATED INVESTORS




GENERAL INFORMATION ABOUT THE FUND     2

INVESTMENT OBJECTIVE AND POLICIES      2

 Acceptable Investments                2
 When-Issued and Delayed Delivery
  Transactions                         4
 Repurchase Agreements                 4
 Lending of Portfolio Securities       5
 Portfolio Turnover                    5
 Municipal Bond Insurance              6
INVESTMENT LIMITATIONS                 9

 North Carolina Investment Risks      12
THE BILTMORE MUNICIPAL FUNDS MANAGEMENT
                                      14

 Officers and Trustees                14
 Fund Ownership                       17
 Trustees Compensation                18
 Trustee Liability                    19
INVESTMENT ADVISORY SERVICES          19

 Adviser to the Fund                  19
 Advisory Fees                        19
BROKERAGE TRANSACTIONS                20

OTHER SERVICES                        21

 Fund Administration                  21
 Custodian                            21



 Transfer Agent                       22
 Legal Services                       22
 Independent Auditors                 22
PURCHASING SHARES                     22

 Distribution of Shares               22
 Conversion to Federal Funds          23
DETERMINING NET ASSET VALUE           23

 Valuing Municipal Bonds              23
REDEEMING SHARES                      23

 Redemption in Kind                   23
MASSACHUSETTS BUSINESS TRUST          24

TAX STATUS                            25

 The Fund's Tax Status                25
 Shareholders' Tax Status             25
TOTAL RETURN                          26

YIELD                                 26

TAX-EQUIVALENT YIELD                  27

 Tax-Equivalency Table                13
PERFORMANCE COMPARISONS               29

FINANCIAL STATEMENTS                  31

APPENDIX                              31




GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio in the Trust. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated August 15, 1990. Prior to June 3, 1993, the Trust was known as "The Passageway Funds." Capitalized terms not otherwise defined in this Statement have the same meaning assigned to them in the prospectus.
INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide for its shareholders current income which is exempt from federal regular income tax and the income taxes imposed by the State of North Carolina. The objective cannot be changed without approval of shareholders.
ACCEPTABLE INVESTMENTS
If a high-rated security loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to drop the security from its portfolio, but may consider doing so. If ratings made by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") change because of changes in those organizations or in their rating systems, the Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.
  PARTICIPATION INTERESTS
     The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).



  VARIABLE RATE MUNICIPAL SECURITIES
     Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations.
     Many municipal securities with variable interest rates purchased by the Fund are subject to repayment of principal (usually within seven days) on the Fund's demand. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.
  MUNICIPAL LEASES
     The Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment or that the substitute source of payment will generate tax-exempt income.



     In determining the liquidity of municipal lease securities, the Fund's adviser, under the authority delegated by the Board of Trustees ("Trustees"), will base its determination on the following factors: owhether the lease can be terminated by the lessee;
     othe potential recovery, if any, from a sale of the leased property upon termination of the lease;
     othe lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects);
     othe likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and
     oany credit enhancement or legal recourse provided upon an event of non-
      appropriation or other termination of the lease.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price and yield for the Fund. No fees or expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. REPURCHASE AGREEMENTS
Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. The Fund or its custodian will take possession of the securities subject to repurchase agreements. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by the Fund's adviser to be creditworthy.
LENDING OF PORTFOLIO SECURITIES
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.
PORTFOLIO TURNOVER
Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. It is not anticipated that the portfolio trading engaged in by the



Fund will result in its annual rate of portfolio turnover exceeding 100% under normal market conditions. The Fund's portfolio turnover rate for the period from December 26, 1994 (date of initial public investment) to November 30, 1995 was 19%.
MUNICIPAL BOND INSURANCE
Under the Policies, municipal bond insurers unconditionally guarantee to the Fund the timely payment of principal and interest on the insured municipal securities when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of mandatory sinking fund payments), default or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The municipal bond insurers will be responsible for such payments less any amounts received by the Fund from any trustee for the municipal bond issuers or from any other source. The Policies do not guarantee payment on an accelerated basis, the payment of any redemption premium, the value for the shares of the Fund, or payments of any tender purchase price upon the tender of the municipal securities. The Policies also do not insure against nonpayment of principal of or interest on the securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the securities. However, with respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds covered by the Policies, the municipal bond insurers guarantee the full and complete payments required to be made by or on behalf of an issuer of such municipal securities if there occurs any change in the tax- exempt status of interest on such municipal securities, including principal, interest or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal securities. A when-issued municipal security will be covered under the Policies upon the settlement date of the issuer of such when-issued municipal securities. In determining to insure municipal securities held by the Fund, each municipal bond insurer has applied its own standard, which corresponds generally to the standards it has established for determining the insurability of new issues of municipal securities. This insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the Policies will reduce the yield to shareholders of the Fund.
If a Policy terminates as to municipal securities sold by the Fund on the date of sale, in which event municipal bond insurers will be liable only for those payments of principal and interest that are then due and owing, the provision for insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or subject to significant risk of default, unless the option to obtain permanent insurance is exercised. On the other hand, since issuer-obtained insurance will remain in effect as long as the insured municipal securities are outstanding, such insurance may enhance the marketability of municipal securities covered thereby, but the exact effect, if any, on marketability cannot be estimated. The Fund generally intends to retain any securities that are in default or subject to significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated "BBB" by S&P or "Baa" by Moody's) that are not in default. To the extent that the Fund holds defaulted securities, it may be limited in its ability to manage its investment and to purchase other municipal securities. Except as described above with respect to securities that are in default or subject to significant risk of default, the Fund will not place any value on the insurance in valuing the municipal securities that it holds.
Municipal bond insurance may be provided by one or more of the following insurers or any other municipal bond insurer which is rated "Aaa" by Moody's or "AAA" by S&P:
  MUNICIPAL BOND INVESTORS ASSURANCE CORP.
     Municipal Bond Investors Assurance Corp. ("MBIA") is a wholly-owned subsidiary of MBIA, Inc. MBIA, domiciled in New York, is regulated by the New York State Insurance Department and licensed to do business in various states. The address of MBIA is 113 King Street, Armonk, New York, 10504, and its telephone number is (914) 273-4545. As of June 1, 1995, S&P has rated the claims-paying ability of MBIA "AAA."
  AMBAC INDEMNITY CORPORATION
     AMBAC Indemnity Corporation ("AMBAC") is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of Wisconsin, and licensed to do business in various states. AMBAC is a wholly-owned subsidiary of AMBAC, Inc., a financial holding company which is owned by the public. Copies of certain statutorily required filings of AMBAC can be obtained from AMBAC. The address of AMBAC's administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004, and its telephone number is (212) 668-0340. As of June 1, 1995, S&P has rated the claims-paying ability of AMBAC "AAA."
  FINANCIAL GUARANTY INSURANCE COMPANY
     Financial Guaranty Insurance Company ("Financial Guaranty") is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company. FGIC Corporation is wholly-owned by General Electric Capital Corporation. Financial Guaranty is subject to regulation by the New York State Insurance Department and is licensed to do business in various states. The address of Financial Guaranty is 175 Water Street, New York, New York 10038, and its telephone number is 1-800-352-0001. As of June 1, 1995, S&P has rated the claims-paying ability of Financial Guaranty "AAA."
INVESTMENT LIMITATIONS

  SELLING SHORT AND BUYING ON MARGIN
     The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities, except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed.
     The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.
  PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate its assets except to secure permitted borrowings.
  UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.



  INVESTING IN REAL ESTATE
     The Fund will not buy or sell real estate, although it may invest in municipal bonds secured by real estate or interests in real estate.
  INVESTING IN COMMODITIES
     The Fund will not buy or sell commodities, commodity contracts, or commodities futures contracts.
  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets except portfolio securities. The Fund may, however, acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies, and limitations and its Declaration of Trust.
  CONCENTRATION OF INVESTMENTS
     The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in industrial development bonds or other securities, the interest upon which is paid from revenues of similar type projects. The Fund will not generally invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of its assets in certain broader segments of the municipal securities market, as described in the prospectus. The Fund may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies, or instrumentalities and repurchase agreement collateralized by such U.S. government securities. Concentrating investments in one industry may subject the Fund to more risk than if it did not concentrate.
The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
  INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 10% of the value of its total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for restricted securities determined to be liquid under criteria established by the Trustees.
  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 15% of its net assets in illiquid obligations, including repurchase agreements providing for settlement in more than seven days after notice, and certain restricted securities.
  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in industrial development bonds where the principal and interest are the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.
  INVESTING IN OPTIONS
     The Fund will not buy or sell puts, calls, straddles, spreads, or any combination of these.
  INVESTING IN MINERALS
     The Fund will not purchase or sell oil, gas, or other mineral exploration or development programs, or leases.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will purchase securities of investment companies only in open-market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, or acquisition of assets.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST
     The Fund will not purchase or retain the securities of any issuers if the Officers and Trustees of the Trust or its investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment, to be "cash items."
The Fund does not expect to borrow money or pledge securities in excess of 5% of the value of its net assets in the coming fiscal year.
In order to comply with certain state restrictions, the Fund will not invest in real estate limited partnerships or oil, gas, or other mineral leases.
NORTH CAROLINA INVESTMENT RISKS
The State of North Carolina's credit strength is derived from a diversified economy, relatively low unemployment rates, strong financial management, and a low debt burden. In recent years, the State's economy has become less dependent on agriculture (primarily tobacco) and manufacturing (textiles and furniture) and has experienced increased activity in financial services, research, high technology manufacturing, and tourism. North Carolina did not escape the effects of the economic slowdown; however, the State is now experiencing an increase in economic development. North Carolina ranks among the top ten states in terms of economic growth, as measured by job and personal income growth. Long-term personal income trends indicate gains; however, wealth levels still continue to lag the national average. State unemployment rates consistently fall below the national average. For November 1995, North Carolina reported an unemployment rate of 4.2% versus the national average of 5.6%.
North Carolina is a very conservative debt issuer and has maintained debt levels that are low due to constitutional debt limitations. Conservative policies also dominate the State's financial operations. The State's administration continually demonstrates its ability and willingness to adjust financial planning and budgeting to preserve financial balance. The State's finances, which enjoyed surpluses and adequate reserves throughout the 1980's, began reflecting the economic downturn in fiscal 1990. To close the shortfalls that emerged because of weakening revenues, the State increased its sales and corporate tax rates and implemented expenditure reductions and restrictions. Management's actions resulted in a budget surplus for fiscal 1992, 1993 and in 1994. Available unreserved balances and budget stabilization reserves are projected to $359 million for 1995. The financials of many North Carolina municipalities are also strong, and over 25% of all "Aaa" rated tax-exempt bonds issued by local municipalities throughout the country are issued by cities and towns located in the State.
The Fund's concentration in securities issued by the State and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of the State or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the



State; and the underlying fiscal condition of the State, its counties, and its municipalities.
The Fund's investment adviser believes that the information summarized above describes some of the more significant matters relating to the Fund. The sources of the information are the official statements of issuers located in North Carolina, other publicly available documents, and oral statements from various State agencies. The Fund's investment adviser has not independently verified any of the information contained in the official statement, other publicly available documents, or oral statements from various State agencies. THE BILTMORE MUNICIPAL FUNDS MANAGEMENT

OFFICERS AND TRUSTEES
Officers and Trustees are listed with their addresses, birthdates, principal occupations during the past five years, and their present positions. Each of the Trustees and officers listed below holds an identical position with The Biltmore Funds, another investment company which is advised by Wachovia Bank of North Carolina, N.A. Except as listed below, none of the Trustees or Officers are affiliated with Wachovia Bank of North Carolina, N.A., Federated Investors, Federated Securities Corp., Federated Services Company or Federated Administrative Services.


James A. Hanley
4272 Sanctuary Way
Bonita Springs, FL
August 13, 1931
Trustee
Retired; Vice President and Treasurer, Abbott Laboratories (health care products) (until 1992).




Samuel E. Hudgins
3100 Cumberland Circle
Suite 1525
Atlanta, GA
March 4, 1929
Trustee
President, Percival Hudgins & Company, LLC (investment bankers/financial consultants); Director, Atlantic American Corporation (insurance holding company); Director, Bankers Fidelity Life Insurance Company; Director and Vice Chairman, Leath Furniture, Inc. (retail furniture); President, Atlantic American Corporation (until 1988); Director, Vice Chairman and Chief Executive Officer, Rhodes, Inc. (retail furniture) (until 1988); Chairman and Director, Atlantic American Life Insurance Co., Georgia Casualty & Surety Company, and Bankers Fidelity Life Insurance (until 1988).


J. Berkley Ingram, Jr.
114-L Reynolda Village
Winston-Salem, NC
April 17, 1924
Trustee
Real estate investor and partner; formerly, Vice Chairman, Massachusetts Mutual Life Insurance Company.



D. Dean Kaylor
7301 Parkwood Drive
Fenton, MI
June 29, 1930
Trustee
Retired; Executive Vice President and Chief Financial Officer, NBD Bank, N.A. and NBD Bancorp, Inc. (bank and bank holding company) (until 1990).


Charles S. Way, Jr.
200 Meeting Street
Suite 401
Charleston, S.C.
December 18, 1937

Trustee
President and CEO, The Beach Company and its various affiliated companies and partnerships; Chairman of the Executive Committee, Kiawah Resort Associates, L.P.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
October 26, 1938

President and Treasurer
President and Chief Executive Officer, Federated Investors Management Company; Executive Vice President, Secretary, General Counsel, and Trustee, Federated



Investors; Trustee, Federated Advisers, Federated Management, Federated Research, and Federated Services Company; and Director, Federated Securities Corp.


Ronald M. Petnuch
Federated Investors Tower
Pittsburgh, PA
February 27, 1960

Vice President and Assistant Treasurer
Senior Vice President, Federated Services Company; Director of Proprietary Client Services and member of the Office of the President, Federated Administrative Services; formerly Associate Corporate Counsel, Federated Investors; Vice President and Assistant Treasurer for certain investment companies for which Federated Securities Corp. is the principal distributor.


Peter J. Germain
Federated Investors Tower
Pittsburgh, PA
September 3, 1959

Secretary
Senior Corporate Counsel, Federated Investors.


FUND OWNERSHIP
Officers and Trustees own less than 1% of the Fund's outstanding shares.



As of January 10, 1996, the following shareholder of record owned 5% or more of the outstanding shares of the Fund: Wachovia Securities Inc., for the benefit of 1007900119, Winston-Salem, North Carolina, owned approximately 101,200 shares (5.54%).
TRUSTEES COMPENSATION


NAME AND              AGGREGATE           TOTAL COMPENSATION
POSITION WITH THE     COMPENSATION FROM   PAID FROM THE
TRUST                 THE TRUST*#         FUND COMPLEX+


James A. Hanley,         $868               $22,725 for the Trust and
Trustee                                     one other investment company

                                            in the Fund Complex
Samuel E. Hudgins,       $913               $23,850 for the Trust and
Trustee                                     one other investment company
                                            in the Fund Complex
J. Berkley Ingram, Jr.,  $767               $20,250 for the Trust and
Trustee                                     one other investment company
                                             in the Fund Complex
D. Dean Kaylor,          $767               $20,250 for the Trust and
Trustee                                     one other investment company
                                             in the Fund Complex
Charles S. Way, Jr.,     $0                  $0 for the Trust and
Trustee                                      one other investment company
                                             in the Fund Complex




* Information is furnished for the fiscal year ended November 30, 1995
# The aggregate compensation is provided for the Trust, which is comprised of three portfolios.
+ The information is provided for the last calendar year.
TRUSTEE LIABILITY
The Biltmore Municipal Funds' Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
 INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Wachovia Bank of North Carolina, N.A. (the "Adviser"). The Adviser shall not be liable to the Fund or any shareholder for any losses that may be sustained in the purchase, holding, lending, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.
ADVISORY FEES
For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectus. For the period from December 26, 1994 (date of initial public investment) to November 30, 1995, the adviser earned $77,710, of which $63,053, was voluntarily waived.
  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2-1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1-1/2% per year of the remaining average net assets, the Adviser will waive its fee or reimburse the Fund for its expenses over the limitation.
     If the Fund's monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the period from December 26, 1994 (date of initial public investment) to November 30, 1995, no brokerage commissions were paid by the Fund.
Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.
OTHER SERVICES

FUND ADMINISTRATION
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for the fees set forth in the prospectus. For the period from December 26, 1994 (date of initial public investment) to November 30, 1995, the Fund incurred costs for administrative services of $50,000, of which, $40,270 was voluntarily waived. CUSTODIAN
Wachovia Bank of North Carolina, N.A., Winston-Salem, North Carolina is custodian (the "Custodian") for the securities and cash of the Fund. Under the Custodian Agreement, the Custodian holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services to be provided to the Trust pursuant to the Custodian



Agreement, the Trust pays the Custodian an annual fee based upon the average daily net assets of the Fund and payable monthly.
TRANSFER AGENT
Federated Services Company, Pittsburgh, Pennsylvania, serves as transfer agent and dividend disbursing agent for the Fund. The fee is based on the size, type, and number of accounts and transactions made by shareholders.
Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee is based on the level of the Fund's average net assets for the period plus out-of-pocket expenses.
LEGAL SERVICES
Legal services for the Fund are provided by Kirkpatrick & Lockhart LLP, Washington, D.C. Piper & Marbury L.L.P., Washington, D.C., serves as counsel to the independent Trustees.
INDEPENDENT AUDITORS
The independent auditors for the Fund are Ernst & Young LLP, Pittsburgh, Pennsylvania.
PURCHASING SHARES

Except under certain circumstances described in the prospectus, shares are sold at their net asset value plus a sales charge on days the New York Stock Exchange, the Wachovia Banks and the Federal Reserve Wire System are open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "Investing in the Fund."
DISTRIBUTION OF SHARES
Federated Securities Corp. is the principal distributor for shares of the Fund.



CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. The Wachovia Banks act as the shareholders' agent in depositing checks and converting them to federal funds.
DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.
VALUING MUNICIPAL BONDS
The Trustees use an independent pricing service to value municipal bonds. The independent pricing service takes into consideration yield, stability, risk, quality, coupon rate, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it considers relevant in determining valuations for normal institutional size trading units of debt securities, and does not rely exclusively on quoted prices.
REDEEMING SHARES

The Fund redeems shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares."
REDEMPTION IN KIND
Although the Trust intends to redeem shares in cash, it reserves the right, under certain circumstances, to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio. To the extent available, such securities will be readily marketable.



Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.
Redemption in kind is not as liquid as cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur transaction costs.
The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind. MASSACHUSETTS BUSINESS TRUST

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust on behalf of the Fund. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign on behalf of the Fund.
In the unlikely event a shareholder is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required by its Declaration of Trust to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from assets of the Fund. TAX STATUS

THE FUND'S TAX STATUS
The Fund expects to pay no federal income tax because it intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
   o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
   o derive less than 30% of its gross income from the sale of securities held less than three months;
   o invest in securities within certain statutory limits; and
   o distribute to its shareholders at least 90% of its net income earned during the year.
SHAREHOLDERS' TAX STATUS
No portion of any income dividend paid by the Fund is eligible for the dividends received deductions available to corporations.
  CAPITAL GAINS
     Capital gains or losses may be realized by the Fund on the sale of portfolio securities and as a result of discounts from par value on securities held to maturity. Sales would generally be made because of: othe availability of higher relative yields;
     odifferentials in market values;
     onew investment opportunities;
     ochanges in creditworthiness of an issuer; or



     oan attempt to preserve gains or limit losses.
     Distribution of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the shares.
TOTAL RETURN

The Fund's cumulative total return for the period from December 26, 1994 (date of initial public investment) to November 30, 1995, was 9.26%.
Cumulative total return reflects the Fund's total performance over a specific period of time. This total return assumes and is reduced by the payment of the maximum sales charge. The Fund's total return is representative of only eleven months investment activity since the Fund's effective date.
The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.
YIELD

The Fund's yield for the thirty-day period ended November 30, 1995, was 4.07%. The yield for the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees. TAX-EQUIVALENT YIELD

The Fund's tax-equivalent yield for the thirty-day period ended November 30, 1995 was 6.64%, assuming a 31% tax bracket.
The tax-equivalent yield of the Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming that income is 100% tax-exempt.


TAX-EQUIVALENCY TABLE
The Fund may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal bonds in the Fund's portfolio generally remains free from federal regular income tax*, and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.


                         TAXABLE YIELD EQUIVALENT FOR 1996
                                 STATE OF NORTH CAROLINA



    TAX BRACKET:
    FEDERAL   15.00%  28.00%     31.00%      36.00%     39.60%
    COMBINED
    FEDERAL
    AND STATE 22.00%  35.00%     38.75%      43.75%     47.35%



    JOINT        $1- $40,101-   $96,901-   $147,701-     OVER
    RETURN    40,100  96,900    147,700     263,750    $263,750

    SINGLE       $1- $24,001-   $58,151-   $121,301-     OVER
    RETURN    24,000  58,150    121,300     263,750    $263,750


Tax-Exempt
Yield                    Taxable Yield Equivalent


     3.50%     4.49%    5.38%     5.71%      6.22%       6.65%
     4.00%     5.13%    6.15%     6.53%      7.11%       7.60%
     4.50%     5.77%    6.92%     7.35%      8.00%       8.55%
     5.00%     6.41%    7.69%     8.16%      8.89%       9.50%
     5.50%     7.05%    8.46%     9.98%      9.78%      10.45%
     6.00%     7.69%    9.23%     9.80%     10.67%      11.40%
     6.50%     8.33%   10.00%    10.61%     11.56%      12.35%
     7.00%     8.97%   10.77%    11.43%     12.44%      13.30%
     7.50%     9.62%   11.54%    12.24%     13.33%      14.25%
     8.00%    10.26%   12.31%    13.06%     14.22%      15.19%




    Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.
    The chart above is for illustrative purposes only. It is not an indicator of past or future performance of Fund shares.
    * Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local income taxes.
PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:
o portfolio quality;
o average portfolio maturity;
o type of instruments in which the portfolio is invested;
o changes in interest rates and market value of portfolio securities;
o changes in the Fund's expenses; and
o various other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and offering price (i.e., net asset value plus any sales charge) per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.
From time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain financial publications and/or compare its performance to certain indices. Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors, such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
   O LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the general municipal bond funds category in advertising and sales literature.
   O MORNINGSTAR INC., an independent rating service is the publisher of the bi- weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
   O LEHMAN BROTHERS STATE GENERAL OBLIGATIONS INDEX is an index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one, three, and twelve month periods as well as year-to-date. Total returns are also calculated as of the index inception, December 31, 1979.
Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time. Advertisements may quote performance information which does not reflect the effect of a sales charge.



FINANCIAL STATEMENTS

The financial statements for Biltmore North Carolina Municipal Bond Fund for the period from December 26, 1994 (date of initial public investment) to November 30, 1995, are incorporated herein by reference to the Annual Report to Shareholders of Biltmore North Carolina Municipal Bond Fund dated November 30, 1995 (File Nos. 33-37525 and 811-6201). A copy of the Annual Report may be obtained without charge by contacting the Fund at the address located on the back cover of the prospectus.


APPENDIX

STANDARD & POOR'S RATINGS GROUP MUNICIPAL BOND RATING DEFINITIONS
AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.
BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B, CCC, CC--Debt rated "BB," "B," "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these outweighed by large uncertainties of major risk exposure to adverse conditions. C--The rating "C" is reversed for income bonds on which no interest is being paid.
D--Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.
PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
STANDARD & POOR'S RATINGS GROUP MUNICIPAL NOTE RATING DEFINITIONS
SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.
SP-2--Satisfactory capacity to pay principal and interest. SP-3--Speculative capacity to pay principal and interest.
STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATING DEFINITIONS
A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."
A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B--Issues rated "B" are regarded as having only speculative capacity for timely payment.



C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.
MOODY'S INVESTORS SERVICE, INC. MUNICIPAL BOND RATING DEFINITIONS
AAA--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in "Aaa" securities.
A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
BAA--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA--Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B--Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
MOODY'S INVESTORS SERVICE, INC. SHORT-TERM DEBT RATING DEFINITIONS
PRIME -1--Issuers rated PRIME -1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME -1 repayment capacity will normally be evidenced by the following characteristics:
   o Leading market positions in well established industries;
   o High rates of return on funds employed;
   o Conservative capitalization structure with moderate reliance on debt and ample asset protection;



   o Broad margins in earning coverage of fixed financial charges and high internal cash generation; and
   o Well-established access to a range of financial markets and assured sources of alternate liquidity.
PRIME -2--Issuers rated PRIME -2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
PRIME -3--Issuers rated PRIME -3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. NOT PRIME --Issuers rated NOT PRIME do not fall within any of the Prime rating categories.
MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS
PRIME -1--Issuers rated PRIME -1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME -1 repayment capacity will normally be evidenced by the following characteristics:
   o Leading market positions in well established industries;
   o High rates of return on funds employed;
   o Conservative capitalization structure with moderate reliance on debt and ample asset protection;
   o Broad margins in earning coverage of fixed financial charges and high internal cash generation; and



   o Well-established access to a range of financial markets and assured sources of alternate liquidity.
PRIME-2--Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
PRIME -3--Issuers rated PRIME -3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.
NOT PRIME --Issuers rated NOT PRIME do not fall within any of the Prime rating categories.
MOODY'S INVESTORS SERVICE, INC. SHORT TERM LOAN RATING DEFINITIONS
MIG 1/VMIG 1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.
MIG 2/VMIG 2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
MIG 3/VMIG 3--This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
Cusip 090313305




Prospectus
January 31, 1996

The shares of Biltmore Georgia Municipal Bond Fund (the "Fund") offered by this prospectus represent interests in a non-diversified portfolio of securities which is an investment portfolio of The Biltmore Municipal Funds (the "Trust"), an open-end management investment company (a mutual fund). The investment objective of the Fund is to provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the State of Georgia. The Fund invests primarily in a portfolio of municipal securities which are exempt from federal regular income tax and the personal income taxes imposed by the State of Georgia ("Georgia Municipal Securities"). These securities include those issued by or on behalf of the State of Georgia and Georgia political subdivisions and municipalities, as well as those issued by states, territories, and possessions of the United States which are exempt from federal regular income tax and the Georgia personal income taxes.

The shares offered by this prospectus are not deposits or obligations of Wachovia Bank of Georgia, N.A. or its affiliates, are not endorsed or guaranteed by Wachovia Bank of Georgia, N.A. or its affiliates, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in these shares involves investment risks, including the possible loss of principal.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

Biltmore Georgia
Municipal Bond Fund
(A Portfolio of The Biltmore Municipal Funds)

The Fund has also filed a Statement of Additional Information dated January 31, 1996 with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information free of charge, obtain other information, or make inquiries about the Fund by calling 1-800-994-4414 or writing The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226.

These securities have not been approved or disapproved by the securities and exchange commission or any state securities commission nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

---------------------------------------------------
SUMMARY OF FUND EXPENSES                                                       1
---------------------------------------------------
FINANCIAL HIGHLIGHTS                                                           2
---------------------------------------------------
GENERAL INFORMATION                                                            3
---------------------------------------------------
INVESTMENT INFORMATION                                                         3

Investment Objective                                                           3
Investment Policies                                                            3
  Acceptable Investments                                                       3
     Characteristics                                                           4
     Participation Interests                                                   4
     Variable Rate Municipal Securities                                        4
     Municipal Leases                                                          4
     Investing in Securities of
       Other Investment Companies                                              4
  Restricted and Illiquid Securities                                           4
  When-Issued and Delayed Delivery
     Transactions                                                              5
  Lending of Portfolio Securities                                              5
  Temporary Investments                                                        5
Georgia Municipal Securities                                                   5
Municipal Bond Insurance                                                       6
Investment Risks                                                               7
Non-Diversification                                                            7

Investment Limitation                                                          7

---------------------------------------------------
THE BILTMORE MUNICIPAL FUNDS INFORMATION                                       8
Management of The Biltmore
  Municipal Funds                                                              8
     Board of Trustees                                                         8
     Investment Adviser                                                        8
     Advisory Fees                                                             8
     Adviser's Background                                                      8
Distribution of Fund Shares                                                    9
Shareholder Servicing Arrangements                                             9
Administration of the Fund                                                     9
  Administrative Services                                                      9
---------------------------------------------------
NET ASSET VALUE                                                                9
---------------------------------------------------
INVESTING IN THE FUND                                                          9


Share Purchases                                                                9

  Through the Trust Divisions of the
     Wachovia Banks                                                            9

  Through Wachovia Investments, Inc.                                          10

     By Mail                                                                  10
  Through Authorized Broker/Dealers                                           10
Minimum Investment Required                                                   10
What Shares Cost                                                              10
  Purchases at Net Asset Value                                                11
Sales Charge Reallowance                                                      11
Reducing the Sales Charge                                                     11
  Quantity Discounts and Accumulated
     Purchases                                                                11
  Letter of Intent                                                            11
  Concurrent Purchases                                                        11
  Reinvestment Privilege                                                      12
  Systematic Investment Program                                               12
Certificates and Confirmations                                                12
Dividends                                                                     12
Capital Gains                                                                 12
Exchange Privilege                                                            12
  Exchange by Telephone                                                       13
---------------------------------------------------
REDEEMING SHARES                                                              13
  By Telephone                                                                13
  By Mail                                                                     14
Systematic Withdrawal Program                                                 14
Accounts with Low Balances                                                    15
---------------------------------------------------
SHAREHOLDER INFORMATION                                                       15
Voting Rights                                                                 15
---------------------------------------------------
EFFECT OF BANKING LAWS                                                        15
---------------------------------------------------
TAX INFORMATION                                                               16
Federal Income Tax                                                            16
Georgia Taxes                                                                 16
Other State and Local Taxes                                                   17
---------------------------------------------------
PERFORMANCE INFORMATION                                                       17
---------------------------------------------------
ADDRESSES                                                             BACK COVER

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            SUMMARY OF FUND EXPENSES



                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                             4.50%
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)                   None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
proceeds, as applicable)                                                                                 None
Redemption Fees (as a percentage of amount redeemed, if applicable)                                      None
Exchange Fee                                                                                             None



                         ANNUAL FUND OPERATING EXPENSES
                    (As a percentage of average net assets)

Management Fee (after waiver) (1)                                                                       0.13%
12b-1 Fees                                                                                               None
Other Expenses (after waivers) (2)                                                                      0.79%
     Shareholder Servicing Agent Fee (3)                                                     0.00%
          Total Fund Operating Expenses (after waivers) (4)                                             0.92%



(1) The management fee has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.



(2) Other expenses would have been 2.05% absent the voluntary waivers by the administrator and portfolio accountant. The administrator and portfolio accountant can terminate these voluntary waivers at any time at its sole discretion.



(3) As of the date of this prospectus, the Fund is not paying or accruing shareholder servicing agent fees. The Fund will not pay or accrue shareholder servicing agent fees until a separate class of shares has been created for certain trust and institutional investors. At that time, the Fund will be able to pay up to 0.25 of 1% of the Fund's average daily net assets for shareholder servicing agent fees. See "The Biltmore Municipal Funds Information."



(4) Total Fund Operating Expenses would have been 2.80% absent the voluntary waivers described above in Notes l and 2.



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear either directly or indirectly. For more complete descriptions of the various costs and expenses, see "The Biltmore Funds Information" and "Investing in the Fund."

Example                                                     1 Year     3 Years    5 Years   10 Years
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return; (2) redemption
at the end of each time period; and (3) payment of the
maximum sales load. As noted in the table above, the Fund
charges no redemption fees.                                   $54        $73        $94       $153



THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                      BILTMORE GEORGIA MUNICIPAL BOND FUND
                              FINANCIAL HIGHLIGHTS



                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated January 15, 1995, on the Fund's financial statements for the year ended November 30, 1995, and the following table for the period presented is included in the Annual Report to shareholders dated November 30, 1995, which is incorporated herein by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Trust.

                                                                Period Ended November 30,      1995(a)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                          $   10.00
Income from investment operations
  Net investment income                                                                            0.41
  Net realized and unrealized gain (loss) on investments                                           0.96
                                                                                                -------
Total from investment operations                                                                   1.37
                                                                                                -------
Less distributions
  Distributions from net investment income                                                        (0.41)
                                                                                                -------
NET ASSET VALUE, END OF PERIOD                                                                $   10.96
                                                                                                -------
Total Return (b)                                                                                  13.93%
Ratios to Average Net Assets
  Expenses                                                                                         0.92%*
  Net investment income                                                                            4.30%*
  Expense waiver/reimbursement (c)                                                                 1.88%*
Supplemental Data
  Net assets, end of period (000 omitted)                                                       $10,220
  Portfolio turnover                                                                                 14   %


 * Computed on an annualized basis.

 (a) Reflects operations for the period from December 26, 1994 (date of initial public investment) to November 30, 1995.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report dated November 30, 1995, which can be obtained free of charge.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              GENERAL INFORMATION


The Biltmore Municipal Funds was established as a Massachusetts business trust under a Declaration of Trust dated August 15, 1990. The Declaration of Trust permits The Biltmore Municipal Funds to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. This prospectus relates only to The Biltmore Municipal Funds' Georgia municipal securities portfolio, known as Biltmore Georgia Municipal Bond Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") has not established classes of shares of the Fund. The Fund is designed primarily for customers of Wachovia Bank of Georgia, N.A. and its correspondents or affiliates who desire a convenient means of accumulating an interest in a professionally managed, non-diversified portfolio investing primarily in municipal bonds. The Wachovia Bank of Georgia, N.A. is the investment adviser to the Fund. A minimum initial investment of $500 is required. Subsequent investments must be in amounts of at least $100. The Fund is not likely to be a suitable investment for non-Georgia taxpayers or for retirement plans since it intends to invest primarily in Georgia Municipal Securities.


Fund shares are sold at net asset value plus an applicable sales charge and are redeemed at net asset value.


The other portfolios in the Trust are Biltmore North Carolina Municipal Bond Fund and Biltmore South Carolina Municipal Bond Fund (collectively, hereinafter referred to as the "Funds").


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVE
The investment objective of the Fund is to provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the State of Georgia. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Interest income of the Fund that is exempt from the income taxes described above retains its tax-exempt status when distributed to the Fund's shareholders. However, income distributed by the Fund may not necessarily be exempt from state or municipal taxes in states other than Georgia. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. The investment objective cannot be changed without approval of shareholders. Unless indicated otherwise, the investment policies may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material changes in these policies become effective.

INVESTMENT POLICIES

The Fund attempts to achieve its investment objective by investing in a professionally-managed portfolio consisting primarily of municipal securities exempt from federal regular income tax and the personal income taxes imposed by the State of Georgia. As a matter of fundamental investment policy which may not be changed without shareholder approval, the Fund will invest its assets so that, under normal circumstances, at least 80% of its total assets are invested in obligations, the interest income from which is exempt from federal regular income tax and the personal income taxes imposed by the State of Georgia. While not a fundamental investment policy, the Fund's adviser may consider the potential for capital appreciation in its selection of portfolio investments.


ACCEPTABLE INVESTMENTS. The Fund invests primarily in Georgia Municipal Securities, which are:

 obligations, including industrial development bonds, issued on behalf of the State of Georgia, its political subdivisions or agencies;
 obligations issued by or on behalf of any state, territory or possession of the United States, including the District of Columbia, or any political subdivision or agency of any of these; and participation interests, as described below, in any of the above obligations, the interest from which is, in the opinion of bond counsel for the issuers or in the opinion of officers of the Fund and/or the Fund's adviser, exempt from both federal regular income tax and the personal income taxes imposed by the State of Georgia. It is likely that shareholders who are subject to alternative minimum tax will be required to include interest from a portion of the municipal securities owned by the Fund in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

While the Fund intends to invest primarily in securities issued by or on behalf of the State of Georgia and its political subdivisions, it will invest in other securities issued by states, territories, and possessions of the United States which are exempt from federal regular income tax and the personal income taxes imposed by the State of Georgia. The Fund will invest in such securities in instances where, in the judgment of the Fund's adviser, the supply and yield of such securities would be beneficial to the Fund's performance.


Characteristics. The Georgia Municipal Securities which the Fund buys are rated "A" or above by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") (a description of the rating categories is contained in the Appendix to the Statement of Additional Information). In addition, the Georgia Municipal Securities are subject to one or more of the following quality standards:



 insured by a municipal bond insurance company which is rated "AAA" by S&P or "Aaa" by Moody's; or

 secured by an irrevocable escrow of direct obligations of the U.S. government; or unrated if determined to be of comparable quality to one of the foregoing rating categories by the Fund's adviser.

The prices of fixed income securities fluctuate inversely to the direction of interest rates.
If a security loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so. If ratings made by Moody's or S&P change because of changes in those organizations or in their ratings systems, the Fund will attempt to identify other rating organizations and systems with comparable standards, in accordance with the investment policies of the Fund.


Participation Interests. The Fund may purchase participation interests from financial institutions such as commercial banks, savings associations, and insurance companies. These participation interests would give the Fund undivided interests in Georgia Municipal Securities. The financial institutions from which the Fund purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality. The Trustees will establish guidelines pursuant to which the Fund's adviser determines that participation interests meet the prescribed quality standards for the Fund.

Variable Rate Municipal Securities. Some of the Georgia Municipal Securities which the Fund purchases may have variable interest rates. Variable interest rates are ordinarily based on a published interest rate, interest rate index or a similar standard, such as the 91-day U.S. Treasury bill rate. Many variable rate municipal securities are subject to payment of principal on demand by the Fund, usually in not more than seven days. All variable rate municipal securities will meet the quality standards for the Fund. The Fund's adviser monitors the pricing, quality, and liquidity of the variable rate municipal securities, including participation interests held by the Fund, on the basis of published financial information and reports of the rating agencies and other analytical services pursuant to guidelines established by the Trustees.

Municipal Leases. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, or a conditional sales contract.

Investing in Securities of Other Investment Companies. The Fund may invest in the securities of other investment companies, but it will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will invest in other investment companies primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. While it is the Fund's adviser's policy to waive its investment advisory fee on assets invested in securities of open-end investment companies, it should be noted that investment companies incur certain expenses, such as custodian and transfer agent fees, and therefore, any investment by the Fund in shares of another investment company would be subject to such duplicate expenses. The Fund would, however, continue to pay its own investment advisory fees and other expenses with respect to its investments in shares of closed-end companies.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities laws. To the extent these securities are not determined to be liquid, the Fund will limit its purchase of these securities, together with other securities considered to be illiquid, to 15% of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase Georgia Municipal Securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Fund's adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities on a short-term or a long-term basis to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Fund's adviser has determined are creditworthy under guidelines established by the Trustees, and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times. It is not anticipated that the Fund will engage in securities lending if such lending generates taxable income.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

TEMPORARY INVESTMENTS. From time to time on a temporary basis, or when the Fund's adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in short-term tax-exempt or taxable temporary investments. These temporary investments include: notes issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; shares of other investment companies; and repurchase agreements (arrangements in which the organization selling the Fund a bond or temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

There are no rating requirements applicable to temporary investments. However, the Fund's adviser will limit temporary investments to those it considers to be of comparable quality to the Fund's acceptable investments.

Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax. However, it is anticipated that certain temporary investments will generate income which is subject to Georgia state income tax.

GEORGIA MUNICIPAL SECURITIES

Georgia Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities. Georgia Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. However, interest on and principal of revenue bonds are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue.
Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds; the industry which is the beneficiary of such bonds is generally the only source of payment for the bonds.

The Fund will not generally invest more than 25% of its total assets in any one industry. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of nongovernmental users may, for this purpose, be deemed to be related to the industry in which such nongovernmental users engage, and the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest more than 25% of its assets in a broader segment of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations. This would be the case only if the Fund's adviser determines that the yields available from obligations in a particular segment of the market justified the additional risks associated with a large investment in such segment. Although such obligations could be supported by the credit of governmental users or by the credit of nongovernmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such a market segment.

MUNICIPAL BOND INSURANCE
The Fund may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest on such securities. These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party ("Issuer-Obtained Insurance") or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Fund (the "Policies").


The Fund will require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Fund's quality standards. The Fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities when, in the opinion of the Fund's investment adviser, such insurance would benefit the Fund (for example, through improvement of portfolio quality or increased liquidity of certain securities). The Fund's adviser anticipates that between 10% and 50% of the Fund's net assets will be invested in municipal securities which are insured.


Issuer-Obtained Insurance policies are noncancellable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by the Fund.

The Fund may purchase two types of Policies issued by municipal bond insurers. One type of Policy covers certain municipal securities only during the period in which they are in the Fund's portfolio. In the event that a municipal security covered by such a Policy is sold from the Fund, the insurer of the relevant Policy will be liable only for those payments of interest and principal which are due and owing at the time of sale.

The other type of Policy covers municipal securities not only while they remain in the Fund's portfolio but also until their final maturity even if they are sold out of the Fund's portfolio, so that the coverage may benefit all subsequent holders of those municipal securities. The Fund will obtain insurance which covers municipal securities until final maturity even after they are sold out of the Fund's portfolio only if, in the judgment of the Fund's adviser, the Fund would receive net proceeds from the sale of those securities, after deducting the cost of such permanent insurance and related fees, significantly in excess of the proceeds it would receive if such municipal securities were sold without insurance. Payments received from municipal bond issuers may not be tax-exempt income to shareholders of the Fund.

The premiums for the Policies are paid by the Fund and the yield on the Fund's portfolio is reduced thereby. Premiums for the Policies are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities during the month. The Fund may purchase Policies from MBIA Corp. ("MBIA"), AMBAC Indemnity Corporation ("AMBAC"), Financial Guaranty Insurance Company ("FGIC"), or any other municipal bond insurer which is rated "AAA" by S&P or "Aaa" by Moody's. Each Policy guarantees the payment of principal and interest on those municipal securities it insures. The Policies will have the same general characteristics and features. A municipal security will be eligible for coverage if it meets certain requirements set forth in a Policy. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Fund that such non-payment has occurred.

MBIA, AMBAC, and FGIC will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the Fund's portfolio, nor may MBIA, AMBAC, or FGIC cancel their Policies for any reason except failure to pay premiums when due. MBIA, AMBAC, and FGIC will reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional municipal securities purchased by the Fund after the effective date of such notice. The Trustees will reserve the right to terminate any of the Policies if they determine that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.

Additionally, the Trustees reserve the right to enter into contracts with insurance carriers other than MBIA, AMBAC, or FGIC if such carriers are rated "AAA" by S&P or "Aaa" by Moody's.

INVESTMENT RISKS

Yields on Georgia Municipal Securities depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the State of Georgia or its municipalities could impact the Fund's portfolio. The Fund's concentration in securities issued by the State of Georgia and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. Georgia's dependence on agriculture, manufacturing, tourism, and service industries leaves it vulnerable to both the business cycle and long term national economic trends. (Please refer to the Fund's Statement of Additional Information for an expanded discussion of Georgia investment risks.) The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Georgia Municipal Securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Investing in Georgia Municipal Securities which meet the Fund's quality standards may not be possible if the State of Georgia or its municipalities do not maintain their current credit ratings. In addition, the issuance, tax exemption and liquidity of Georgia Municipal Securities may be adversely affected by judicial, legislative or executive action, including, but not limited to, rulings of state and federal courts, amendments to the state and federal constitutions, changes in statutory law, and changes in administrative regulations, as well as voter initiatives.

NON-DIVERSIFICATION

The Fund is a non-diversified investment company. As such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified investment company because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in the Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers. The Fund may purchase an issue of municipal securities in its entirety.

The Fund intends to comply with Subchapter M of the Internal Revenue Code. This undertaking requires that, at the end of each quarter of each taxable year, with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer and that with respect to the remainder of the Fund's total assets, no more than 25% of its total assets are invested in the securities of a single issuer.

INVESTMENT LIMITATION

The Fund will not:

 borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge assets to secure such borrowings.

The above investment limitation cannot be changed without shareholder approval.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    THE BILTMORE MUNICIPAL FUNDS INFORMATION

MANAGEMENT OF THE BILTMORE MUNICIPAL FUNDS

BOARD OF TRUSTEES. The Biltmore Municipal Funds are managed by a Board of Trustees. The Trustees are responsible for managing the business affairs of The Biltmore Municipal Funds and for exercising all of the powers of The Biltmore Municipal Funds except those reserved for the shareholders.


INVESTMENT ADVISER. Pursuant to an investment advisory contract with The Biltmore Municipal Funds, investment decisions for the Fund are made by Wachovia Bank of Georgia, N.A., the Fund's adviser (the "Bank" or the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

ADVISORY FEES. The Adviser is entitled to receive an annual investment advisory fee equal to 0.75 of 1% of the Fund's average daily net assets. The fee paid by the Fund, while higher than the advisory fee paid by other mutual funds in general, is comparable to fees paid by other mutual funds with similar objectives and policies. The investment advisory contract allows the voluntary waiver of the investment advisory fee or the reimbursement of expenses by the Adviser from time to time. The Adviser can terminate any voluntary waiver of its fee or reimbursement of expenses at any time in its sole discretion.

Investment decisions for the Fund will be made independently from those of any fiduciary or other accounts that may be managed by the Bank or its affiliates. If, however, such accounts, the Fund, or the Bank for its own account are simultaneously engaged in transactions involving the same securities, the transactions may be combined and allocated to each account. This system may adversely affect the price the Fund pays or receives, or the size of the position it obtains. The Adviser may engage, for its own account or for other accounts managed by the Bank, in other transactions involving Georgia Municipal Securities which may have adverse effects on the market for securities in the Fund's portfolio.

ADVISER'S BACKGROUND. Wachovia Bank of Georgia, N.A. is a direct, wholly-owned subsidiary of Wachovia Corporation, a registered bank holding company headquartered in Winston-Salem, North Carolina and Atlanta, Georgia. Through offices in eight states, Wachovia Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses.

Wachovia Bank of Georgia, N.A., a national banking association, offers financial services that include, but are not limited to, commercial and consumer loans, corporate, institutional, and personal trust services, demand and time deposit accounts, letters of credit and international financial services.


The Adviser employs an experienced staff of professional investment analysts, portfolio managers and traders. The Adviser uses fundamental analysis and other investment management disciplines to identify investment opportunities. The Adviser, Wachovia Bank of North Carolina, N.A., and Wachovia Bank of South Carolina, N.A. (collectively the "Wachovia Banks") have been managing trust assets for over 100 years, with over $19 billion in managed assets as of September 30, 1995. Wachovia Asset Management, a business unit of Wachovia Bank of North Carolina, N.A., has served as investment adviser to another investment company, The Biltmore Funds, since March 9, 1992. The Adviser's affiliates, Wachovia Bank of North Carolina, N.A. and Wachovia Bank of South Carolina, N.A., have served as investment advisers to the Trust's North Carolina Municipal Bond and South Carolina Municipal Bond Funds, respectively, since their inception. As part of its regular banking operations, the Adviser may make loans to public companies and municipalities. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of the Adviser. The lending relationship will not be a factor in the selection of securities.

Michael Peters is Vice President of Wachovia Bank of Georgia, N.A. and an officer of both Wachovia Bank of North Carolina, N.A. and Wachovia Bank of South Carolina, N.A. He has served as portfolio manager of the Fund since the Fund's inception in December of 1994. Mr. Peters was employed with NationsBank from 1990 to 1993, and from 1986 to 1990 was employed with First Bank of Whiting. Mr. Peters received his M.B.A. from Indiana University and is a member of the Institute of Chartered Financial Analysts.


DISTRIBUTION OF FUND SHARES
Federated Securities Corp. is the distributor (the "Distributor") for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICING ARRANGEMENTS
Federated Administrative Services, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, is the Fund's shareholder servicing agent (the "Shareholder Servicing Agent"). The Fund may pay the Shareholder Servicing Agent a fee based on the average daily net asset value of shares for which it provides shareholder services. These shareholder services include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares. This fee will be computed at an annual rate equal to 0.25 of 1% of the Fund's average daily net assets for which the Shareholder Servicing Agent provides services; however, the Shareholder Servicing Agent may choose voluntarily to waive all or a portion of its fee at any time or pay all or some of its fees to financial institutions or other financial service providers.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, provides the Fund with the administrative personnel and services necessary to operate the Fund. Such services include the preparation of filings with the Securities and Exchange Commission and other regulatory authorities, assistance with respect to meetings of the Trustees, shareholder servicing and accounting services, and other administrative services. Federated Administrative Services provides these at an annual rate, computed and payable daily, as specified below:

                                    Average Aggregate Daily
      Maximum                       Net Assets of the Trust
 Administrative Fee                and of The Biltmore Funds

      .15 of 1%                    on the first $250 million
     .125 of 1%                     on the next $250 million
      .10 of 1%                     on the next $250 million
     .075 of 1%               on assets in excess of $750 million


The administrative fee received during any fiscal year shall aggregate at least $50,000 for each portfolio of the Trust. Federated Administrative Services may choose voluntarily to waive or reimburse a portion of its fee at any time.

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                                NET ASSET VALUE

The Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.

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                             INVESTING IN THE FUND

SHARE PURCHASES

Fund shares are sold on days on which the New York Stock Exchange and the Federal Reserve Wire System are open for business. Shares of the Fund may be purchased through the Trust Divisions of the Wachovia Banks, Wachovia Investments, Inc. or authorized broker/dealers which have a sales agreement with the Distributor. All purchase orders must be transmitted to the Fund by 5:00 p.m. (Eastern time). Texas residents must purchase shares through an authorized registered broker/dealer or through Federated Securities Corp. at 1-800-618-8573. In connection with the sale of Fund shares, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Fund and the Distributor reserve the right to reject any purchase request.
THROUGH THE TRUST DIVISIONS OF THE WACHOVIA BANKS. Trust customers of the Wachovia Banks may place an order to purchase shares of the Fund by telephoning, sending written instructions, or placing the order in person with their account officer in accordance with the procedures established by the Wachovia Banks and as set forth in the relevant account agreement.

Payment may be made to the Wachovia Banks by check, by wire of federal funds, or by debiting a customer's account with the Wachovia Banks. Purchase orders must normally be received by the Wachovia Banks by 3:00 p.m. (Eastern time), in order for shares to be purchased at that day's price. It is the responsibility of the Wachovia Banks to transmit orders promptly to the Fund. Shares of the Fund cannot be purchased by wire on any day on which the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are not open for business.


THROUGH WACHOVIA INVESTMENTS, INC. Customers of Wachovia Investments, Inc. or Wachovia Brokerage Service may place an order to purchase shares by telephoning The Biltmore Service Center at 1-800-994-4414, sending written instructions, or placing an order in person. Payment may be made by check or by debiting a customer's account at Wachovia Investments, Inc. Purchase orders must normally be received by Wachovia Investments, Inc. before 3:30 p.m. (Eastern time). Wachovia Investments, Inc., a wholly-owned subsidiary of Wachovia Corporation, is a registered broker/dealer and a member of the National Association of Securities Dealers, Inc. Wachovia Brokerage Service is a business unit of Wachovia Investments, Inc.


By Mail. To purchase shares of the Fund through Wachovia Investments, Inc. by mail, send a check made payable to Georgia Municipal Bond Fund to The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina, 29226. Orders by mail are considered received after payment by check is converted by Wachovia Investments, Inc. into federal funds. This is normally the next business day after Wachovia Investments, Inc. receives the check.


THROUGH AUTHORIZED BROKER/DEALERS. An investor may place an order through authorized brokers and dealers to purchase shares of the Fund. Shares will be purchased at the public offering price next determined after the Fund receives the purchase request. Purchase requests through registered broker/dealers must normally be received by the broker/dealer and transmitted to the Fund before 3:30 p.m. (Eastern time) in order for shares to be purchased at that day's public offering price.


MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Fund by an investor is $500. Subsequent investments must be in amounts of at least $100. These minimums may be waived for purchases by the Trust Divisions of the Wachovia Banks for their fiduciary or custodial accounts. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund.

WHAT SHARES COST

Fund shares are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                                              Sales Charge as a              Sales Charge as a
                                                Percentage of                Percentage of Net
Amount of Transaction                       Public Offering Price             Amount Invested

Less than $100,000                                  4.50%                          4.71%
$100,000 but less than $250,000                     3.75%                          3.90%
$250,000 but less than $500,000                     2.50%                          2.56%
$500,000 but less than $750,000                     2.00%                          2.04%
$750,000 but less than $1 million                   1.00%                          1.01%
$1 million or more                                  0.25%                          0.25%



The net asset value is determined as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange, Monday through Friday, except on:
(i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence

Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

PURCHASES AT NET ASSET VALUE. Shares of the Fund may be purchased at net asset value, without a sales charge, by investment advisers registered under the Investment Advisers Act of 1940 purchasing on behalf of their clients, and by the Wachovia Banks for funds which are held in a fiduciary, agency, custodial, or similar capacity. Trustees, officers, directors and emeritus directors, advisory board members, employees and retired employees of the Fund, the Wachovia Banks, the spouses and children under the age of 21 of such persons, and any trusts, pension profit-sharing plans and individual retirement accounts operated for such persons, may purchase shares of the Fund at net asset value. In addition, trustees, officers, directors and employees of the Distributor and its affiliates, and any bank or investment dealer who has a sales agreement with the Distributor relating to the Fund, may also purchase shares at their net asset value.

SALES CHARGE REALLOWANCE
For shares sold with a sales charge, the Wachovia Banks or an affiliated broker or a dealer will receive up to 100% of the applicable sales charge for purchases of Fund shares made directly through the Wachovia Banks or such broker or dealer.
The sales charge for shares sold other than through the Wachovia Banks or registered broker/dealers will be retained by the Distributor. However, the Distributor, at its sole discretion, may uniformly offer to pay cash, or promotional incentives in the form of trips to sales seminars luxury resorts, tickets or other items, to all dealers selling shares of the Fund. If accepted by the dealer, such additional payments will be predicated upon the amount of Fund shares sold by the dealers.

REDUCING THE SALES CHARGE
The sales charge can be reduced on the purchase of Fund shares through:

 quantity discounts and accumulated purchases;
 signing a 13-month letter of intent; or
 using the reinvestment privilege.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. As shown in the table in this prospectus under the section entitled "What Shares Cost," larger purchases reduce the sales charge paid. The Fund will combine purchases made on the same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge.

If an additional purchase of Fund shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns shares having a current value at the public offering price of $90,000 and he purchases $10,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 3.75%, not 4.50%.

To receive the sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc., or the Distributor must be notified by the shareholder or by his financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined. The Fund will reduce the sales charge after it confirms the purchases.


LETTER OF INTENT. If a shareholder intends to purchase at least $100,000 of shares in the Fund over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the custodian to hold up to 4.50% of the total amount intended to be purchased in escrow (in shares) until such purchase is completed.



The amount held in escrow will be applied to the shareholder's account at the end of the 13-month period unless the amount specified in the letter of intent is not purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.


This letter of intent will not obligate the shareholder to purchase shares, but if the shareholder does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.

CONCURRENT PURCHASES. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of shares in portfolios in The Biltmore Funds and in The Biltmore Municipal Funds (such as the Fund), the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $70,000 in one of the portfolios of The Biltmore Funds with a sales charge, and $30,000 in a portfolio of The Biltmore Municipal Funds with a sales charge, the sales charge would be reduced.


To receive this sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the agent placing the order at the time the concurrent purchases are made. The sales charge will be reduced after the purchase is confirmed.

REINVESTMENT PRIVILEGE. If shares in the Fund have been redeemed, the shareholder has a one-time right, within 90 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. The Wachovia Banks, Wachovia Investments, Inc., or the Distributor must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his shares in the Fund, there may be tax consequences.

SYSTEMATIC INVESTMENT PROGRAM. Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at the Wachovia Banks, and invested in Fund shares at the net asset value next determined after an order is received by the Fund, plus the applicable sales charge. A shareholder may apply for participation in this program through the Wachovia Banks, Wachovia Investments, Inc. or through the Distributor.

CERTIFICATES AND CONFIRMATIONS
As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to the Fund.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Monthly confirmations are sent to report dividends paid during that month.

DIVIDENDS
Dividends are declared daily and are paid monthly. Dividends are declared just prior to determining net asset value. If an order for shares is placed on the preceding business day, shares purchased by wire begin earning dividends on the business day wire payment is received by the Custodian. If the order for shares and payment by wire are received on the same day, shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted into federal funds. Unless cash payments are requested by contacting the Fund, dividends are automatically reinvested on payment dates in additional shares of the Fund at the payment date's net asset value without a sales charge.

CAPITAL GAINS
Distributions of any net realized long-term capital gains realized by the Fund, if any, will be made at least annually.

EXCHANGE PRIVILEGE

Shareholders of the Fund may exchange all or some of their Fund shares for: shares in other portfolios of the Trust, shares in portfolios of The Biltmore Funds or shares of the International Equity Fund. The Biltmore Funds are advised by Wachovia Asset Management, a business unit of Wachovia Bank of North Carolina, N.A., and distributed by Federated Securities Corp. The Trust consists of the Fund, Biltmore North Carolina Municipal Bond Fund and Biltmore South Carolina Municipal Bond Fund. The Biltmore South Carolina Municipal Bond Fund is advised by Wachovia Bank of South Carolina, N.A., a national banking association headquartered in Columbia, South Carolina. It is the primary subsidiary of South Carolina National Corporation, a bank holding company with a commercial bank subsidiary and a federal savings bank subsidiary in South Carolina. The Biltmore North Carolina Municipal Bond Fund is advised by Wachovia Bank of North Carolina, N.A. The Biltmore North Carolina and Biltmore South Carolina Municipal Bond Funds are distributed by Federated Securities Corp. The International Equity Fund is advised by Federated Global Research Corp. and distributed by Federated Securities Corp. The Biltmore Funds consist of the following portfolios: Biltmore Balanced Fund, Biltmore Emerging Markets Fund, Biltmore Equity Fund, Biltmore Equity Index Fund, Biltmore Fixed Income Fund, Biltmore Money Market Fund (Institutional Shares and Investment Shares), Biltmore Prime Cash Management Fund (Institutional Shares only), Biltmore Quantitative Equity Fund, Biltmore Short-Term Fixed Income Fund, Biltmore Special Values Fund, Biltmore Tax-Free Money Market Fund (Institutional Shares and Investment Shares), and Biltmore U.S. Treasury Money Market Fund (Institutional Shares and Investment Shares). (The


International Equity Fund, the portfolios of the Trust, and The Biltmore Funds are referred to in this section as the "Portfolios.")

Shareholders of the Fund have easy access to the Portfolios through a telephone exchange program. The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Prior to any exchange, the shareholder should review a copy of the current prospectus of the Portfolio into which an exchange is to be effected. Shareholders contemplating exchanges between the Fund and the Trust's other portfolios should consult their tax advisers, since the tax advantages of each Fund may vary.

Shares of the Portfolios may be exchanged for shares of the Fund at net asset value without a sales charge (if previously paid). Shares of Portfolios with a sales charge may be exchanged at net asset value for shares of other Portfolios with an equal sales charge or no sales charge. Shares of Portfolios with no sales charge acquired by direct purchase or reinvestment of dividends on such shares may be exchanged for shares of Portfolios at net asset value.

Shareholders using this privilege must exchange shares having a net asset value at least equal to the minimum investment of the Portfolio into which they are exchanging. An exchange order must comply with the requirements for a redemption and purchase order and must specify the dollar value or number of shares to be exchanged. Shareholders who desire to automatically exchange shares of a predetermined amount on a monthly, quarterly, or annual basis may take advantage of a systematic exchange privilege. A shareholder may obtain further information on these exchange privileges by calling the Fund, Wachovia Investments, Inc. or, in the case of customers of the Wachovia Banks, the shareholder's account officer.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange will be redeemed at the next-determined net asset value. Written exchange instructions may require a signature guarantee. Exercise of this privilege is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.

EXCHANGE BY TELEPHONE. Instructions for exchanges between the Portfolios and the Fund may be given by telephone to Wachovia Investments, Inc., and in the case of customers of the Wachovia Banks, the customer's account officer. Shares may be exchanged by telephone only between fund accounts having identical shareholder registrations. Exchange instructions given by telephone may be electronically recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Telephone exchange instructions must be received before 4:00 p.m. (Eastern time) for shares to be exchanged the same day. The telephone exchange privilege may be modified or terminated at any time. Shareholders will be notified of such modification or termination. Shareholders may have difficulty in making exchanges by telephone through banks, brokers, and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his bank, broker, or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail.

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                                REDEEMING SHARES

The Fund redeems shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Telephone or written requests for redemptions must be received in proper form and can be made through the Wachovia Banks, Wachovia Investments, Inc., or directly to the Fund.

BY TELEPHONE. A shareholder may redeem shares of the Fund by calling the Wachovia Banks (call toll-free 1-800-994-4414) to request the redemption. Telephone redemption instructions may be recorded. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the Wachovia Banks. Redemption requests made through the Wachovia Banks must be received by the Wachovia Banks before 3:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. The Wachovia Banks are responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. Registered broker/dealers may charge customary fees and commissions for this service. If reasonable procedures are not followed by the Fund, it may be liable for unauthorized or fraudulent telephone instructions.

A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares of the Fund by phone by calling The Biltmore Service Center at 1-800-994-4414. A shareholder who is a customer of the Wachovia Banks and whose account agreement with the Wachovia Banks permits telephone redemption may redeem shares of the Fund by telephoning his account officer. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request.

Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. In no event will proceeds be credited more than seven days after a proper request for redemption has been received. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered.

BY MAIL. A shareholder may redeem Fund shares by sending a written request to the Wachovia Banks. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested. If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request to the Fund. Shareholders should call the Wachovia Banks for assistance in redeeming by mail.

A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares by sending a written request to Wachovia Investments, Inc. The written request should include the shareholder's name and address, the Fund name, the brokerage account number, and the share or dollar amount requested.


Shareholders should call Wachovia Investments, Inc. for assistance in redeeming by mail. Normally, a check for the proceeds is mailed within three business days, but in no event more than seven days, after receipt of a proper written redemption request.



Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:

 a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC");
 a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges;
 a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

SYSTEMATIC WITHDRAWAL PROGRAM
Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Fund shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Shareholders may redeem by periodic withdrawal payments in a minimum amount of $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Fund shares, and the fluctuation of the net asset value of Fund shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through his financial institution. For shares sold with a sales charge, it is not advisable for shareholders to be purchasing shares while participating in this program.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $500. This requirement does not apply, however, if the balance falls below $500 because of changes in the Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

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                            SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in The Biltmore Municipal Funds have equal voting rights except that only shares of the Fund are entitled to vote on matters affecting only the Fund.

As a Massachusetts business trust, The Biltmore Municipal Funds are not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of The Biltmore Municipal Funds.

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                             EFFECT OF BANKING LAWS

Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing most securities. However, such banking laws and regulations do not prohibit such a holding company affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of such a customer. The Wachovia Banks are subject to such banking laws and regulations.


The Wachovia Banks believe that they may perform the services for the Fund contemplated by the advisory agreement and the custodian agreement with The Biltmore Municipal Funds without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Wachovia Banks from continuing to perform all or a part of the above services for their customers and/or the Fund. If the Wachovia Banks were prohibited from engaging in these customer-related activities, the Trustees would consider alternative advisers and means of continuing available investment services. In such event, changes in the operation of the Fund may occur, including possible termination of any automatic or other Fund share investment and redemption services then being provided by the Wachovia Banks. It is not expected that existing shareholders would suffer any adverse financial consequences (if another service provider with equivalent abilities to the Wachovia Banks is found) as a result of any of these occurrences.



The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings association) from being an underwriter of distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above, or should Congress relax current restrictions on depository institution, the Trustees will consider appropriate changes in the services.


State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                TAX INFORMATION

FEDERAL INCOME TAX

The Fund expects to pay no federal regular income tax because it intends to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by The Biltmore Municipal Funds portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest income earned on some municipal bonds may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

The alternative minimum tax, equal to up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and increased or reduced by certain alternative minimum tax adjustments.

The Tax Reform Act of 1986 treats interest on certain "private activity" bonds issued after August 7, 1986, as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons, and other public facilities, private activity bonds provide benefits to private parties. The Fund may purchase all types of municipal bonds, including private activity bonds. Thus, should it purchase any such bonds, a portion of the Fund's dividends may be treated as a tax preference item.

In addition, in the case of a corporate shareholder, dividends of the Fund which represent interest on municipal bonds may become subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's "adjusted current earnings." The corporate alternative minimum tax treats 75% of the excess of the taxpayer's "adjusted current earnings" over the taxpayer's preadjustment alternative minimum taxable income as an alternative minimum tax adjustment. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits". Since "earnings and profits" generally includes the full amount of any Fund dividend, and preadjustment alternative minimum taxable income does not include the portion of the Fund's dividend attributable to municipal bonds which are not private activity bonds, 75% of the difference will be included in the calculation of the corporation's alternative minimum tax.

Shareholders should consult with their tax advisers to determine whether they are subject to the alternative minimum tax or the corporate alternative minimum tax and, if so, the tax treatment of dividends paid by the Fund.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income. Distributions representing net long-term capital gains realized by the Fund, if any, will be taxable as long-term capital gains regardless of the length of time shareholders have held their shares.

These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

GEORGIA TAXES


Under existing Georgia law, shareholders of the Fund will not be subject to Georgia income taxes on Fund dividends to the extent that such dividends represent "exempt-interest dividends" as defined in the Internal Revenue Code of 1986 which are directly attributable to (i) interest-bearing obligations issued by or on behalf of the State of Georgia or its political subdivisions; or (ii) interest on obligations of the United States or any other issuer whose obligations are exempt from state income taxes under federal law.

To the extent that distributions by the Fund are derived from capital gains on such obligations, or from dividends or capital gains on other types of obligations, such distributions will be subject to Georgia income taxes.

The Trust, as a Massachusetts business trust, is not expected to be required to pay the annual Georgia intangible property tax on the securities it holds. It is, however, the current practice of the Georgia Department of Revenue to subject trust interests similar to the shares to the intangibles tax at a rate equal to 10 cents per $1,000 of value, if the owners of such interests reside or have their principal business location in Georgia. The Department of Revenue is currently considering whether the taxable value of trust interests representing beneficial interests in tax-exempt securities may be reduced to take into account the exempt nature of such securities. Georgia law exempts the following securities from the intangibles tax: (1) obligations of the United States (including United States government agencies and corporations established by Acts of Congress); (ii) obligations of the State of Georgia (including its political subdivisions or public institutions); and (iii) industrial development revenue bonds issued pursuant to the laws of Georgia.


OTHER STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from state income taxes in states other than Georgia or from personal property taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            PERFORMANCE INFORMATION


From time to time, the Fund advertises its total return, yield, and tax-equivalent yield.

Total return represents the change, over a specific period of time, in the value of an investment in the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The tax-equivalent yield of the Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a specific tax rate. The yield and the tax-equivalent yield do not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the maximum sales load which, if excluded, would increase the total return, yield, and tax-equivalent yield.


From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.


Addresses
Biltmore Georgia Municipal Bond Fund    Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779
Distributor    Federated Securities Corp.
     Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779
Investment Adviser  Wachovia Bank of Georgia, N.A.
     191 Peachtree Street, N.E.
     Atlanta, Georgia 30303
Custodian Wachovia Bank of North Carolina, N.A.
     Wachovia Trust Operations
     301 North Main Street
     Winston-Salem, North Carolina 27150
Transfer Agent, Dividend Disbursing Agent,   Federated Services Company
and Portfolio Recordkeeper    Federated Investors Tower
     Pittsburgh, Pennsylvania 15222-3779
Counsel to The Biltmore Funds Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, N.W.
     Washington, D.C. 20036-1800
Counsel to the Independent Trustees     Piper & Marbury L.L.P.
     1200 Nineteenth Street, N.W.
     Washington, D.C. 20036-2430
Independent Auditors     Ernst & Young LLP
     One Oxford Centre
     Pittsburgh, Pennsylvania 15219
The Biltmore Service Center   101 Greystone Boulevard
     SC-9215
     Columbia, South Carolina 29226

Biltmore Georgia Municipal Bond Fund Prospectus
A Non-Diversified Portfolio of The Biltmore Municipal Funds
An Open-End, Management Investment Company

January 31, 1996
822-26 (1/96)
Cusip 090313206
G00648-05 (1/96)



                       BILTMORE GEORGIA MUNICIPAL BOND FUND
                  (A PORTFOLIO OF THE BILTMORE MUNICIPAL FUNDS)
                       STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus of Biltmore Georgia Municipal Bond Fund (the "Fund"), a portfolio in The Biltmore Municipal Funds (the "Trust"), dated January 31, 1996. This Statement is not a prospectus itself. To receive a copy of the prospectus, write the Fund or call The Biltmore Service Center toll-free at 1-800-994-4414.
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779

                         Statement dated January 31, 1996
FEDERATED SECURITIES CORP.
Distributor
A subsidiary of FEDERATED INVESTORS



GENERAL INFORMATION ABOUT THE FUND2

INVESTMENT OBJECTIVE AND POLICIES2

 Acceptable Investments          2
 When-Issued and Delayed Delivery
  Transactions                   4
 Repurchase Agreements           4
 Lending of Portfolio Securities 5
 Portfolio Turnover              5
 Municipal Bond Insurance        6
INVESTMENT LIMITATIONS           9

 Georgia Investment Risks       12
THE BILTMORE MUNICIPAL FUNDS MANAGEMENT
                                14

 Officers and Trustees          14
 Fund Ownership                 17
 Trustees Compensation           8
 Trustee Liability              18
INVESTMENT ADVISORY SERVICES    19

 Adviser to the Fund            19
 Advisory Fees                   8
BROKERAGE TRANSACTIONS          20

OTHER SERVICES                  21

 Fund Administration            21
 Custodian                      21



 Transfer Agent                  9
 Legal Services                 22
 Independent Auditors           22
PURCHASING SHARES              22

 Distribution of Shares        22
 Conversion to Federal Funds   22
DETERMINING NET ASSET VALUE    23

 Valuing Municipal Bonds       23
REDEEMING SHARES               23

 Redemption in Kind            23
MASSACHUSETTS BUSINESS TRUST   24

TAX STATUS                     25

 The Fund's Tax Status         25
 Shareholders' Tax Status      25
TOTAL RETURN                   11

YIELD                          26

TAX-EQUIVALENT YIELD           27

 Tax-Equivalency Table         13
PERFORMANCE COMPARISONS        29

FINANCIAL STATEMENTS           31

APPENDIX                       31




GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio in the Trust. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated August 15, 1990. Prior to June 3, 1993, the Trust was known as "The Passageway Funds." Capitalized terms not otherwise defined in this Statement have the same meaning assigned to them in the prospectus.
INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide for its shareholders current income which is exempt from federal regular income tax and the personal income taxes imposed by the State of Georgia. The objective cannot be changed without approval of shareholders.
ACCEPTABLE INVESTMENTS
If a high-rated security loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to drop the security from its portfolio, but may consider doing so. If ratings made by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") change because of changes in those organizations or in their rating systems, the Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.
  PARTICIPATION INTERESTS
     The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).



  VARIABLE RATE MUNICIPAL SECURITIES
     Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations.
     Many municipal securities with variable interest rates purchased by the Fund are subject to repayment of principal (usually within seven days) on the Fund's demand. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.
  MUNICIPAL LEASES
     The Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment or that the substitute source of payment will generate tax-exempt income.



     In determining the liquidity of municipal lease securities, the Fund's adviser, under the authority delegated by the Board of Trustees ("Trustees"), will base its determination on the following factors: owhether the lease can be terminated by the lessee;
     othe potential recovery, if any, from a sale of the leased property upon termination of the lease;
     othe lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects);
     othe likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and
     oany credit enhancement or legal recourse provided upon an event of non-
      appropriation or other termination of the lease.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price and yield for the Fund. No fees or expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and maintained until the transaction has been settled. The Fund does not intend to engage in when- issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. REPURCHASE AGREEMENTS
Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. The Fund or its custodian will take possession of the securities subject to repurchase agreements. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by the Fund's adviser to be creditworthy.
LENDING OF PORTFOLIO SECURITIES
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.
PORTFOLIO TURNOVER
Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. It is not anticipated that the portfolio trading engaged in by the



Fund will result in its annual rate of portfolio turnover exceeding 100% under normal market conditions. The Fund's portfolio turnover rate for the period from December 26, 1994 (date of initial public investment) to November 30, 1995 was 14%.
MUNICIPAL BOND INSURANCE
Under the Policies, municipal bond insurers unconditionally guarantee to the Fund the timely payment of principal and interest on the insured municipal securities when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of mandatory sinking fund payments), default or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The municipal bond insurers will be responsible for such payments less any amounts received by the Fund from any trustee for the municipal bond issuers or from any other source. The Policies do not guarantee payment on an accelerated basis, the payment of any redemption premium, the value for the shares of the Fund, or payments of any tender purchase price upon the tender of the municipal securities. The Policies also do not insure against nonpayment of principal of or interest on the securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the securities. However, with respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds covered by the Policies, the municipal bond insurers guarantee the full and complete payments required to be made by or on behalf of an issuer of such municipal securities if there occurs any change in the tax- exempt status of interest on such municipal securities, including principal, interest or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal securities. A when-issued municipal security will be covered under the Policies upon the settlement date of the issuer of such when-issued municipal securities. In determining to insure municipal securities held by the Fund, each municipal bond insurer has applied its own standard, which corresponds generally to the standards it has established for determining the insurability of new issues of municipal securities. This insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the Policies will reduce the yield to shareholders of the Fund.
If a Policy terminates as to municipal securities sold by the Fund on the date of sale, in which event municipal bond insurers will be liable only for those payments of principal and interest that are then due and owing, the provision for insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or subject to significant risk of default, unless the option to obtain permanent insurance is exercised. On the other hand, since issuer-obtained insurance will remain in effect as long as the insured municipal securities are outstanding, such insurance may enhance the marketability of municipal securities covered thereby, but the exact effect, if any, on marketability cannot be estimated. The Fund generally intends to retain any securities that are in default or subject to significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated "BBB" by S&P or "Baa" by Moody's) that are not in default. To the extent that the Fund holds defaulted securities, it may be limited in its ability to manage its investment and to purchase other municipal securities. Except as described above with respect to securities that are in default or subject to significant risk of default, the Fund will not place any value on the insurance in valuing the municipal securities that it holds.
Municipal bond insurance may be provided by one or more of the following insurers or any other municipal bond insurer which is rated "Aaa" by Moody's or "AAA" by S&P:
  MUNICIPAL BOND INVESTORS ASSURANCE CORP.
     Municipal Bond Investors Assurance Corp. ("MBIA") is a wholly-owned subsidiary of MBIA, Inc. MBIA, domiciled in New York, is regulated by the New York State Insurance Department and licensed to do business in various states. The address of MBIA is 113 King Street, Armonk, New York, 10504, and its telephone number is (914) 273-4545. As of June 1, 1995, S&P has rated the claims-paying ability of MBIA "AAA."
  AMBAC INDEMNITY CORPORATION
     AMBAC Indemnity Corporation ("AMBAC") is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of Wisconsin, and licensed to do business in various states. AMBAC is a wholly-owned subsidiary of AMBAC, Inc., a financial holding company which is owned by the public. Copies of certain statutorily required filings of AMBAC can be obtained from AMBAC. The address of AMBAC's administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004, and its telephone number is (212) 668-0340. As of June 1, 1995, S&P has rated the claims-paying ability of AMBAC "AAA."
  FINANCIAL GUARANTY INSURANCE COMPANY
     Financial Guaranty Insurance Company ("Financial Guaranty") is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company. FGIC Corporation is wholly-owned by General Electric Capital Corporation. Financial Guaranty is subject to regulation by the New York State Insurance Department and is licensed to do business in various states. The address of Financial Guaranty is 175 Water Street, New York, New York 10038, and its telephone number is 1-800-352-0001. As of June 1, 1995, S&P has rated the claims-paying ability of Financial Guaranty "AAA."


INVESTMENT LIMITATIONS

  SELLING SHORT AND BUYING ON MARGIN
     The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities, except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.
  PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate its assets except to secure permitted borrowings.
  UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.
  INVESTING IN REAL ESTATE
     The Fund will not buy or sell real estate, although it may invest in municipal bonds secured by real estate or interests in real estate.
  INVESTING IN COMMODITIES
     The Fund will not buy or sell commodities, commodity contracts, or commodities futures contracts.
  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets except portfolio securities. The Fund may, however, acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies, and limitations and its Declaration of Trust.
  CONCENTRATION OF INVESTMENTS
     The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in industrial development bonds or other securities, the interest upon which is paid from revenues of similar type projects. The Fund will not generally invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of its assets in certain broader segments of the municipal securities market as described in the prospectus. The Fund may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies, or instrumentalities and repurchase agreement collateralized by such U.S. government securities. Concentrating investments in one industry may subject the Fund to more risk than if it did not concentrate.



The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
  INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 10% of the value of its total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for restricted securities determined to be liquid under criteria established by the Trustees.
  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 15% of its net assets in illiquid obligations, including repurchase agreements providing for settlement in more than seven days after notice, and certain restricted securities.
  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in industrial development bonds where the principal and interest are the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.
  INVESTING IN OPTIONS
     The Fund will not buy or sell puts, calls, straddles, spreads, or any combination of these.
  INVESTING IN MINERALS
     The Fund will not purchase or sell oil, gas, or other mineral exploration or development programs, or leases.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will purchase securities of investment companies only in open-market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, or acquisition of assets.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST
     The Fund will not purchase or retain the securities of any issuers if the Officers and Trustees of the Trust or its investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment, to be "cash items."
The Fund does not expect to borrow money or pledge securities in excess of 5% of the value of its net assets in the coming fiscal year.
In order to comply with certain state restrictions, the Fund will not invest in real estate limited partnerships or oil, or other mineral leases.
GEORGIA INVESTMENT RISKS
Georgia's economy is based on manufacturing (textiles, food products, paper products, electronic equipment and aircraft), trade and a growing service sector. Atlanta, with a service-oriented economy, is a trade, service and transportation center for the Southeast region and is the focus of economic growth in the State. In most other cities in Georgia, manufacturing predominates. The State economy was only mildly affected by the early 1980's recession and grew rapidly for most of the decade, with employment and personal income growth in excess of comparable national rates. Despite continued population growth, personal income per capita has steadily gained relative to the nation. The economy began to slow in 1989, with less vigorous job growth evident and the State's relative per capita income position slipping. Throughout the 1980's the State's expanding economy fostered strong income and sales tax growth. This enabled the State to record fairly strong fiscal operations from fiscal years 1984-1989.
The State experienced an economic downturn in the early 1990's, as operating deficits were recorded in fiscal years 1990-1992. However, in fiscal years 1993 and 1994, the State ended with operating surpluses due to strong revenue growth which will be used to augment reserves. The State's debt rating was affirmed as "Aaa" by Moody's in July, 1994. Preparations for the 1996 Summer Olympics have helped propel Georgia's economy. Businesses and local governments have created a total of 400,000 jobs over the last three years and the unemployment rate has dropped to just 4.9%.
The Fund's investment adviser believes that the information summarized above describes some of the more significant matters relating to the Fund. The sources of the information are the official statements of issuers located in Georgia, other publicly available documents, and oral statements from various State agencies. The Fund's investment adviser has not independently verified any of the information contained in the official statement, other publicly available documents, or oral statements from various State agencies.



THE BILTMORE MUNICIPAL FUNDS MANAGEMENT

OFFICERS AND TRUSTEES
Officers and Trustees are listed with their addresses, birthdates, principal occupations during the past five years and their present positions. Each of the Trustees and officers listed below holds an identical position with The Biltmore Funds, another investment company which is advised by Wachovia Bank of North Carolina, N.A. Except as listed below, none of the Trustees or Officers are affiliated with Wachovia Bank of Georgia, N.A., Wachovia Bank of North Carolina, N.A., Federated Investors, Federated Securities Corp., Federated Services Company or Federated Administrative Services.


James A. Hanley
4272 Sanctuary Way
Bonita Springs, FL
August 13, 1931
Trustee
Retired; Vice President and Treasurer, Abbott Laboratories (health care products) (until 1992).


Samuel E. Hudgins
3100 Cumberland Circle
Suite 1525
Atlanta, GA
March 4, 1929
Trustee



President, Percival Hudgins & Company, LLC (investment bankers/financial consultants); Director, Atlantic American Corporation (insurance holding company); Director, Bankers Fidelity Life Insurance Company; Director and Vice Chairman, Leath Furniture, Inc. (retail furniture); President, Atlantic American Corporation (until 1988); Director, Vice Chairman and Chief Executive Officer, Rhodes, Inc. (retail furniture) (until 1988); Chairman and Director, Atlantic American Life Insurance Co., Georgia Casualty & Surety Company, and Bankers Fidelity Life Insurance (until 1988).


J. Berkley Ingram, Jr.
114-L Reynolda Village
Winston-Salem, NC
April 17, 1924
Trustee
Real estate investor and partner; Director, Vice Chairman, Massachusetts Mutual Life Insurance Company.




D. Dean Kaylor
7301 Parkwood Drive
Fenton, MI
June 29, 1930
Trustee
Retired; Executive Vice President and Chief Financial Officer, NBD Bank, N.A. and NBD Bancorp, Inc. (bank and bank holding company) (until 1990).




Charles S. Way , Jr.
200 Meeting Street
Suite 401
Charleston, S.C.
December 18, 1937
Trustee
President and CEO, The Beach Company and its various affiliated companies and partnerships; Chairman of the Executive Committee, Kiawah Resort Associates, L.P.


John W. McGonigle
Federated Investor Tower
Pittsburgh, PA
October 26, 1938
President and Treasurer
President and Chief Executive Officer, Federated Investors Management Company; Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, Federated Research, and Federated Services Company; and Director, Federated Securities Corp.


Ronald M. Petnuch
Federated Investors Tower
Pittsburgh, PA
February 27, 1960



Vice President and Assistant Treasurer
Senior Vice President, Federated Services Company; Director o f Proprietary Client Services and member of the Office of the President, Federated Administrative Services; formerly Corporate Counsel, Federated Investors; Vice President and Assistant Treasurer for certain investment companies for which Federated Securities Corp. is the principal distributor.


Peter J. Germain
Federated Investors Tower
Pittsburgh, PA
September 3, 1959
Secretary
Senior Corporate Counsel, Federated Investors.


FUND OWNERSHIP
Officers and Trustees own less than 1% of the Fund's outstanding shares.


TRUSTEES COMPENSATION


NAME AND              AGGREGATE           TOTAL COMPENSATION
POSITION WITH THE     COMPENSATION FROM   PAID FROM THE
TRUST                 THE TRUST*#         FUND COMPLEX+


James A. Hanley,         $868               $22,725 for the Trust and



Trustee                                     one other investment company

                                            in the Fund Complex
Samuel E. Hudgins,       $913               $23,850 for the Trust and
Trustee                                     one other investment company
                                            in the Fund Complex
J. Berkley Ingram, Jr.,  $767               $20,250 for the Trust and
Trustee                                     one other investment company
                                             in the Fund Complex
D. Dean Kaylor,          $767               $20,250 for the Trust and
Trustee                                     one other investment company
                                             in the Fund Complex
Charles S. Way, Jr.,     $0                  $0 for the Trust and
Trustee                                      one other investment company
                                             in the Fund Complex


* Information is furnished for the fiscal year ended November 30, 1995.
# The aggregate compensation is provided for the Trust, which is comprised of three portfolios.
+ The information is provided for the last calendar year.
TRUSTEE LIABILITY
The Biltmore Municipal Funds' Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.



INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Wachovia Bank of Georgia, N.A. (the
"Adviser").
The Adviser shall not be liable to the Fund or any shareholder for any losses that may be sustained in the purchase, holding, lending, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.
Because of the internal controls maintained by Wachovia Banks to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Wachovia Banks' or their affiliates' lending relationship with an issuer.
ADVISORY FEES
For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectus. For the period from December 26, 1994 (date of initial public investment ) to November 30, 1995, the Adviser earned $49,436 of which $40,609 was voluntarily waived.
  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2-1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1-1/2% per year of the remaining average net assets, the Adviser will waive its fee or reimburse the Fund for its expenses over the limitation.
     If the Fund's monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the period from December 26, 1994 (date of initial public investment) to November 30, 1995, no brokerage commissions were paid by the Fund.



Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.
OTHER SERVICES

FUND ADMINISTRATION
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for the fees set forth in the prospectus. For the period from December 26, 1994 (date of initial public investment) to November 30, 1995, the Fund incurred costs for administrative services of $50,000 of which, $44,142 was voluntarily waived. CUSTODIAN
Wachovia Bank of North Carolina, N.A., Winston-Salem, North Carolina is custodian (the "Custodian") for the securities and cash of the Fund. Under the Custodian Agreement, the Custodian holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services to be provided to the Trust pursuant to the Custodian Agreement, the Trust pays the Custodian an annual fee based upon the average daily net assets of the Fund and payable monthly.



TRANSFER AGENT
Federated Services Company, Pittsburgh, Pennsylvania, serves as transfer agent and dividend disbursing agent for the Fund. The fee is based on the size, type, and number of accounts and transactions made by shareholders. Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee is based on the level of the Fund's average net assets for the period plus out-of-pocket expenses. LEGAL SERVICES
Legal services for the Fund are provided by Kirkpatrick & Lockhart LLP, Washington, D.C. Piper & Marbury L.L.P., Washington, D.C., serves as counsel to the independent Trustees.
INDEPENDENT AUDITORS
The independent auditors for the Fund are Ernst & Young LLP, Pittsburgh, Pennsylvania.
PURCHASING SHARES

Except under certain circumstances described in the prospectus, shares are sold at their net asset value plus a sales charge on days the New York Stock Exchange, the Wachovia Banks and the Federal Reserve Wire System are open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "Investing in the Fund."
DISTRIBUTION OF SHARES
Federated Securities Corp. is the principal distributor for shares of the Fund. CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. The Wachovia Banks act as the shareholders' agent in depositing checks and converting them to federal funds.
DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.
VALUING MUNICIPAL BONDS
The Trustees use an independent pricing service to value municipal bonds. The independent pricing service takes into consideration yield, stability, risk, quality, coupon rate, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it considers relevant in determining valuations for normal institutional size trading units of debt securities, and does not rely exclusively on quoted prices.
REDEEMING SHARES

The Fund redeems shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares."
REDEMPTION IN KIND
Although the Trust intends to redeem shares in cash, it reserves the right, under certain circumstances, to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio. To the extent available, such securities will be readily marketable.
Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.



Redemption in kind is not as liquid as cash redemption. If redemption is make in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur transaction costs.
The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind. MASSACHUSETTS BUSINESS TRUST

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust on behalf of the Fund. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign on behalf of the Fund.
In the unlikely event a shareholder is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required by its Declaration of Trust to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from assets of the Fund.



TAX STATUS

THE FUND'S TAX STATUS
The Fund expects to pay no federal income tax because it intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
   o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
   o derive less than 30% of its gross income from the sale of securities held less than three months;
   o invest in securities within certain statutory limits; and
   o distribute to its shareholders at least 90% of its net income earned during the year.
SHAREHOLDERS' TAX STATUS
No portion of any income dividend paid by the Fund is eligible for the dividends received deductions available to corporations.
  CAPITAL GAINS
     Capital gains or losses may be realized by the Fund on the sale of portfolio securities and as a result of discounts from par value on securities held to maturity. Sales would generally be made because of: othe availability of higher relative yields;
     odifferentials in market values;
     onew investment opportunities;
     ochanges in creditworthiness of an issuer; or oan attempt to preserve gains or limit losses.



     Distribution of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the shares.
TOTAL RETURN

The Fund's cumulative total return for the period from December 26, 1994 (date of initial public investment) to November 30, 1995, was 8.82%.
Cumulative total return reflects the Fund's total performance over a specific period of time. This total return assumes and is reduced by the payment of the maximum sales charge. The Fund's total return is representative of only eleven months investment activity since the Fund's effective date.
The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less applicable sales charge, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.
YIELD

The Fund's yield for the thirty-day period ended November 30, 1995, was 4.18%. The yield for the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees. TAX-EQUIVALENT YIELD

The Fund's tax-equivalent yield for the thirty-day period ended November 30, 1995 was 6.63%, assuming a 31% tax bracket.
The tax-equivalent yield of the Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming that income is 100% tax-exempt.


TAX-EQUIVALENCY TABLE
The Fund may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal bonds in the Fund's portfolio generally remains free from federal regular income tax*, and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.


                         TAXABLE YIELD EQUIVALENT FOR 1996
                                     STATE OF GEORGIA

    TAX BRACKET:



    FEDERAL   15.00%  28.00%     31.00%      36.00%     39.60%
    COMBINED
    FEDERAL
    AND STATE:21.00%  34.00%     37.00%      42.00%     45.60%



    JOINT        $1- $40,101-   $96,901-   $147,701-     OVER
    RETURN    40,100  96,900    147,700     263,750    $263,750

    SINGLE       $1- $24,001-   $58,151-   $121,301-     OVER
    RETURN    24,000  58,150    121,300     263,750    $263,750


Tax-Exempt
Yield                    Taxable Yield Equivalent


     1.50%     1.90%    2.27%     2.38%      2.59%       2.76%
     2.00%     2.53%    3.03%     3.17%      3.45%       3.68%
     2.50%     3.16%    3.79%     3.97%      4.31%       4.60%
     3.00%     3.80%    4.55%     4.76%      5.17%       5.51%
     3.50%     4.43%    5.30%     5.56%      6.03%       6.43%
     4.00%     5.06%    6.06%     6.35%      6.90%       7.35%
     4.50%     5.70%    6.82%     7.14%      7.76%       8.27%
     5.00%     6.33%    7.58%     7.94%      8.62%       9.19%
     5.50%     6.96%    8.33%     8.73%      9.48%      10.11%
     6.00%     7.59%    9.09%     9.52%     10.34%      11.03%
     6.50%     8.23%    9.85%    10.32%     11.21%      11.95%



     7.00%     8.86%   10.61%    11.11%     12.07%      12.87%

    Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.
    The chart above is for illustrative purposes only. It is not an indicator of past or future performance of Fund shares.
    * Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local income taxes.
PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:
o portfolio quality;
o average portfolio maturity;
o type of instruments in which the portfolio is invested;
o changes in interest rates and market value of portfolio securities;
o changes in the Fund's expenses; and
o various other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and offering price (i.e. net asset value plus any sales charge) per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.
From time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain financial publications and/or compare its performance to certain indices. Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors, such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
   O LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the general municipal bond funds category in advertising and sales literature.
   O MORNINGSTAR INC., an independent rating service is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ- listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
   O LEHMAN BROTHERS STATE GENERAL OBLIGATIONS INDEX is an index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one, three, and twelve month periods as well as year-to-date. Total returns are also calculated as of the index inception, December 31, 1979.
Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time. Advertisements may quote performance information which does not reflect the effect of a sales charge.



FINANCIAL STATEMENTS

The financial statements for Biltmore Georgia Municipal Bond Fund for the period from December 26, 1994 (date of initial public investment) to November 30, 1995, are incorporated herein by reference to the Annual Report to Shareholders of Biltmore Georgia Municipal Bond Fund dated November 30, 1995 (File Nos. 33-37525 and 811-6201). A copy of the Annual Report may be obtained without charge by contacting the Fund at the address located on the back cover of the prospectus.


APPENDIX

STANDARD & POOR'S RATINGS GROUP MUNICIPAL BOND RATING DEFINITIONS
AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.
BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B, CCC, CC--Debt rated "BB," "B," "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these outweighed by large uncertainties of major risk exposure to adverse conditions. C--The rating "C" is reversed for income bonds on which no interest is being paid.
D--Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.
PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
STANDARD & POOR'S RATINGS GROUP MUNICIPAL NOTE RATING DEFINITIONS
SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.
SP-2--Satisfactory capacity to pay principal and interest.
SP-3--Speculative capacity to pay principal and interest.
STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATING DEFINITIONS
A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."
A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B--Issues rated "B" are regarded as having only speculative capacity for timely payment.



C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.
MOODY'S INVESTORS SERVICE, INC. MUNICIPAL BOND RATING DEFINITIONS
AAA--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in "Aaa" securities.
A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
BAA--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA--Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B--Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
MOODY'S INVESTORS SERVICE, INC. SHORT-TERM DEBT RATING DEFINITIONS PRIME-1--Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:
   o Leading market positions in well established industries;
   o High rates of return on funds employed;
   o Conservative capitalization structure with moderate reliance on debt and ample asset protection;



   o Broad margins in earning coverage of fixed financial charges and high internal cash generation; and
   o Well-established access to a range of financial markets and assured sources of alternate liquidity.
PRIME-2--Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
PRIME-3--Issuers rated PRIME-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
NOT PRIME--Issuers rated NOT PRIME do not fall within any of the Prime rating categories.
MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS PRIME-1--Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:
   o Leading market positions in well established industries;
   o High rates of return on funds employed;
   o Conservative capitalization structure with moderate reliance on debt and ample asset protection;



   o Broad margins in earning coverage of fixed financial charges and high internal cash generation; and
   o Well-established access to a range of financial markets and assured sources of alternate liquidity.
PRIME-2--Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
PRIME-3--Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.
NOT PRIME--Issuers rated NOT PRIME do not fall within any of the Prime rating categories.
MOODY'S INVESTORS SERVICE, INC. SHORT TERM LOAN RATING DEFINITIONS
MIG 1/VMIG 1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.
MIG 2/VMIG 2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
MIG 3/VMIG 3--This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
Cusip 090313206
G00648-06 (1/96 )



             The Biltmore Funds and The Biltmore Municipal Funds

The Biltmore Funds and The Biltmore Municipal Funds (individually referred to as the "Trust" or collectively as the "Trusts") are open-end, management investment companies which offer separate investment portfolios, each having its own investment objective and policies for different investor needs. The shares offered by this prospectus represent interests in the following portfolios (individually referred to as the "Fund" or collectively as the "Funds"):

                =============================================
                              The Biltmore Funds
                             Biltmore Equity Fund
                      Biltmore Quantitative Equity Fund
                          Biltmore Equity Index Fund
                         Biltmore Special Values Fund
                        Biltmore Emerging Markets Fund
                            Biltmore Balanced Fund
                          Biltmore Fixed Income Fund
                    Biltmore Short-Term Fixed Income Fund
                =============================================



                         The Biltmore Municipal Funds
                     Biltmore Georgia Municipal Bond Fund
                 Biltmore North Carolina Municipal Bond Fund
                 Biltmore South Carolina Municipal Bond Fund

In addition, The Biltmore Funds offers through separate prospectuses the following money market portfolios, each having distinct investment objectives and policies: Biltmore Money Market Fund, Biltmore Prime Cash Management Fund, Biltmore Tax-Free Money Market Fund, and Biltmore U.S. Treasury Money Market Fund.

                                  Prospectus
                               January 31, 1996

The shares offered by this prospectus are not deposits or obligations of, or endorsed or guaranteed by, Wachovia Bank of Georgia, N.A., Wachovia Bank of North Carolina, N.A., or Wachovia Bank of South Carolina or any of their affiliates or subsidiaries, and are not insured by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board, or any other government agency. Investment in these shares involves investment risks, including the possible loss of principal amount invested.


This prospectus contains the information you should read and know before you invest in the Funds. Keep this prospectus for future reference. The Funds have also filed Statements of Additional Information dated January 31, 1996 with the Securities and Exchange Commission. The information contained in the Statements of Additional Information is incorporated by reference into this prospectus.



To request a copy of any of the Statements of Additional Information, free of charge, obtain other information, or make inquiries about the Funds, call 1-800-994-4414 or write The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226.

These securities have not been approved or disapproved by The Securities and Exchange Commission or any state securities commission nor has The Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                             WACHOVIA INVESTMENTS
                          MAKE YOURSELF COMFORTABLE


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

---------------------------------------------------------
SUMMARY OF INVESTMENT INFORMATION                                              1
  Who May Want To Invest In the Biltmore Funds
     and the Biltmore Municipal Funds?                                         1
  Who Manages The Funds?                                                       1
  How to Buy And Sell Shares                                                   1
  Risk Factors                                                                 1
---------------------------------------------------------
SUMMARY OF FUND EXPENSES                                                       2



---------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                           4
---------------------------------------------------------
GENERAL INFORMATION                                                            6
---------------------------------------------------------
THE BILTMORE FUNDS                                                             6
  Biltmore Equity Fund                                                         6
  Biltmore Quantitative Equity Fund                                            6
  Biltmore Equity Index Fund                                                   6
  Biltmore Special Values Fund                                                 7
  Biltmore Emerging Markets Fund                                               7
  Biltmore Balanced Fund                                                       7
  Biltmore Fixed Income Fund                                                   8
  Biltmore Short-Term Fixed Income Fund                                        8
---------------------------------------------------------
THE BILTMORE MUNICIPAL BOND FUNDS                                              8
  Biltmore Georgia Municipal Bond Fund                                         8
  Biltmore North Carolina Municipal Bond Fund                                  8
  Biltmore South Carolina Municipal Bond Fund                                  9

---------------------------------------------------------
PORTFOLIO INVESTMENTS AND STRATEGIES                                          10
---------------------------------------------------------
INVESTMENT LIMITATIONS                                                        21
---------------------------------------------------------
TRUST INFORMATION                                                             21
---------------------------------------------------------
DISTRIBUTION OF SHARES                                                        23



---------------------------------------------------------
NET ASSET VALUE                                                               24
---------------------------------------------------------
INVESTING IN THE FUNDS                                                        24
---------------------------------------------------------
REDEEMING SHARES                                                              28
---------------------------------------------------------
SHAREHOLDER INFORMATION                                                       29
---------------------------------------------------------
EFFECT OF BANKING LAWS                                                        29
---------------------------------------------------------
TAX INFORMATION                                                               29
---------------------------------------------------------
MUNICIPAL BOND FUNDS TAX INFORMATION                                          30
---------------------------------------------------------
PERFORMANCE INFORMATION                                                       31
---------------------------------------------------------
ADDRESSES                                                             BACK COVER

---------------------------------------------------------
---------------------------------------------------------
                       SUMMARY OF INVESTMENT INFORMATION

WHO MAY WANT TO INVEST IN THE BILTMORE FUNDS AND THE BILTMORE MUNICIPAL FUNDS? THE BILTMORE FUNDS and THE BILTMORE MUNICIPAL FUNDS offer investment opportunities to a wide range of investors, from those who may be investing for the short-term to those with long-term goals. In addition to certain money market portfolios offered pursuant to a separate prospectus, the Trusts currently offer the following eleven professionally managed, diversified portfolios:
 BILTMORE EQUITY FUND ("EQUITY FUND")--seeks to produce growth of principal and income;
 BILTMORE QUANTITATIVE EQUITY FUND ("QUANTITATIVE EQUITY FUND")--seeks to provide growth of principal and income;
 BILTMORE EQUITY INDEX FUND ("EQUITY INDEX FUND")-- seeks to provide a total return that approximates that of the stock market as measured by the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index");
 BILTMORE SPECIAL VALUES FUND ("SPECIAL VALUES FUND")-- seeks to produce growth of principal;
 BILTMORE EMERGING MARKETS FUND ("EMERGING MARKETS FUND")--seeks to produce long-term capital appreciation;
 BILTMORE BALANCED FUND ("BALANCED FUND")--seeks to provide long-term growth of principal and current income;
 BILTMORE FIXED INCOME FUND ("FIXED INCOME FUND")-- seeks a high level of total return;
 BILTMORE SHORT-TERM FIXED INCOME FUND ("SHORT-TERM FIXED INCOME FUND")--seeks to produce a high level of current income;
 BILTMORE GEORGIA MUNICIPAL BOND FUND ("GEORGIA MUNICIPAL BOND FUND")--seeks to provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the State of Georgia;
 BILTMORE NORTH CAROLINA MUNICIPAL BOND FUND ("NORTH CAROLINA MUNICIPAL BOND FUND")--seeks to provide current income which is exempt from federal regular income tax and the income tax imposed by the State of North Carolina; and BILTMORE SOUTH CAROLINA MUNICIPAL BOND FUND ("SOUTH CAROLINA MUNICIPAL BOND FUND")--seeks to provide current income which is exempt from federal regular income tax and the South Carolina state income taxes.




WHO MANAGES THE FUNDS?
Wachovia Asset Management, a business unit of Wachovia Bank of North Carolina, N.A., serves as investment adviser to THE BILTMORE FUNDS and the NORTH CAROLINA MUNICIPAL BOND FUND. Wachovia Bank of Georgia, N.A. serves as investment adviser to GEORGIA MUNICIPAL BOND FUND and Wachovia Bank of South Carolina, N.A. serves as investment adviser to SOUTH CAROLINA MUNICIPAL BOND FUND. Twin Capital Management, Inc. serves as sub-adviser to the QUANTITATIVE EQUITY FUND.

HOW TO BUY AND SELL SHARES?
You may buy and sell shares of any of the Funds by telephone, by mail, or in person. Except as indicated below, all shares are sold with sales charges. Fund shares are redeemed at net asset value. The Trusts also offer you the privilege of exchanging shares of one Fund for another. For more information, please see "Investing in the Funds," "Redeeming Shares," "Exchange Privilege," and "Exchange by Telephone."

RISK FACTORS
Investors should be aware of general risks associated with investment in mutual funds. Market values of fixed income securities, which constitute a major part of the investments of several Funds, may vary inversely in response to change in prevailing interest rates. Foreign securities in which some of the Funds (particularly the EMERGING MARKETS FUND) may invest may be subject to certain risks in addition to those inherent in U.S. investments. One or more of the Funds may make certain investments and employ certain investment techniques that involve other risks, including entering into repurchase agreements, lending portfolio securities, and entering into futures contracts and related options, entering into foreign currency transactions and forward foreign currency exchange contracts and borrowing money for investment purposes. These risks and those associated with investing in mortgage-backed securities, foreign securities, when-issued securities, variable rate securities, and equity securities are described under "Portfolio Investments and Strategies."


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            SUMMARY OF FUND EXPENSES

                               THE BILTMORE FUNDS
                          THE BILTMORE MUNICIPAL FUNDS
                        SHAREHOLDER TRANSACTION EXPENSES



                                                                                       QUANTITATIVE     EQUITY       SPECIAL
                                                                             EQUITY       EQUITY         INDEX        VALUES
                                                                              FUND          FUND          FUND         FUND
                                                                             -----         -----         -----        -----
Maximum Sales Load Imposed on Purchases (as a percentage of offering
price)                                                                        4.50%         4.50%         4.50%        4.50%
Maximum Sales Load Imposed on Reinvested Dividends
(as a percentage of offering price)                                           None          None          None         None
Contingent Deferred Sales Charge (as a percentage of original purchase
price or redemption proceeds, as applicable)                                  None          None          None         None
Redemption Fees (as a percentage of amount redeemed, if applicable)           None          None          None         None
Exchange Fee                                                                  None          None          None         None

                                                                EMERGING
                                                                 MARKETS     BALANCED
                                                                  FUND         FUND
                                                                  -----        -----
Maximum Sales Load Imposed on Purchases (as a percentage of
price)                                                             4.50%        4.50%
Maximum Sales Load Imposed on Reinvested Dividends
(as a percentage of offering price)                                None         None
Contingent Deferred Sales Charge (as a percentage of origin
price or redemption proceeds, as applicable)                       None         None



Redemption Fees (as a percentage of amount redeemed, if app        None         None
Exchange Fee                                                       None         None





                         ANNUAL FUND OPERATING EXPENSES
                    (As a percentage of average net assets)



Management Fee (after waiver if applicable) (1)                               0.63%         0.60%         0.25%        0.50%
12b-1 Fees                                                                    None          None          None         None
Other Expenses (after waivers if applicable) (2)                              0.27%         0.27%         0.23%        0.79%
    Shareholder Servicing Agent Fee (3)                           0.00%
        Total Fund Operating Expenses (after waivers if applicable)
          (4)                                                                 0.90%         0.87%         0.48%        1.29%

Management Fee (after waiver if applicable) (1)                    1.00%        0.54%
12b-1 Fees                                                         None         None
Other Expenses (after waivers if applicable) (2)                   0.90%        0.22%
    Shareholder Servicing Agent Fee (3)
        Total Fund Operating Expenses (after waivers if app
          (4)                                                      1.90%        0.76%





                        SHAREHOLDER TRANSACTION EXPENSES



                                                                      FIXED       SHORT-TERM      GEORGIA    NORTH CAROLINA
                                                                     INCOME      FIXED-INCOME    MUNI BOND      MUNI BOND
                                                                      FUND           FUND          FUND           FUND
                                                                    ---------        -----         -----          -----
Maximum Sales Load Imposed on Purchases (as a percentage of
offering price)                                                          4.50%        2.50%         4.50%          4.50%
Maximum Sales Load Imposed on Reinvested Dividends
(as a percentage of offering price)                                      None         None          None           None
Contingent Deferred Sales Charge (as a percentage of original
purchase price or redemption proceeds, as applicable)                    None         None          None           None
Redemption Fees (as a percentage of amount redeemed, if
applicable)                                                              None         None          None           None
Exchange Fee                                                             None         None          None           None

                                                         SOUTH CAROLINA
                                                            MUNI BOND
                                                              FUND
                                                             -----
Maximum Sales Load Imposed on Purchases (as a percentag
offering price)                                                  4.50%
Maximum Sales Load Imposed on Reinvested Dividends
(as a percentage of offering price)                              None
Contingent Deferred Sales Charge (as a percentage of or



purchase price or redemption proceeds, as applicable)            None
Redemption Fees (as a percentage of amount redeemed, if
applicable)                                                      None
Exchange Fee                                                     None





                         ANNUAL FUND OPERATING EXPENSES
                    (As a percentage of average net assets)



Management Fee (after waiver if applicable) (1)                          0.50%        0.37%         0.13%          0.14%
12b-1 Fees                                                               None         None          None           None
Other Expenses (after waivers if applicable) (2)                         0.24%        0.26%         0.79%          0.71%
    Shareholder Servicing Agent Fee (3)                       0.00%
        Total Fund Operating Expenses (after waivers if
          applicable) (4)                                                0.74%        0.63%         0.92%          0.85%

Management Fee (after waiver if applicable) (1)                  0.20%
12b-1 Fees                                                       None
Other Expenses (after waivers if applicable) (2)                 0.38%
    Shareholder Servicing Agent Fee (3)
        Total Fund Operating Expenses (after waivers if
          applicable) (4)                                        0.58%





(1) The management fee has been reduced to reflect the voluntary waiver by the investment advisers. The advisers can terminate this voluntary waiver at any time at their sole discretion. The maximum management fee is 0.30% for the EQUITY INDEX FUND, 0.55% for the SHORT-TERM FIXED INCOME FUND, 0.60% for the FIXED INCOME FUND, 0.70% for the EQUITY FUND, QUANTITATIVE EQUITY FUND and BALANCED FUND, 0.75% for the GEORGIA MUNICIPAL BOND FUND, NORTH CAROLINA BOND FUND, and SOUTH CAROLINA MUNICIPAL BOND FUND, 0.80% for the SPECIAL VALUES FUND, and 1.00% for the EMERGING MARKETS FUND.

(2) Other expenses would have been 1.07% for the SPECIAL VALUES FUND and 1.08% for the EMERGING MARKETS FUND absent the voluntary waiver by the administrator. Other expenses would have been 2.05% for the GEORGIA MUNICIPAL BOND FUND and 1.29% for the NORTH CAROLINA MUNICIPAL BOND FUND absent the voluntary waivers by the administrator and portfolio accountant. The administrator and portfolio accountant can terminate these voluntary waivers at any time at their sole discretion.

(3) As of the date of this prospectus, the Funds are not paying or accruing shareholder servicing agent fees. The Fund will not pay or accrue shareholder servicing agent fees until a separate class of shares has been created for certain trust and institutional investors. At that time, the Fund will be able to pay up to 0.25 of 1% of the Fund's average daily net assets for shareholder servicing agent fees. See "THE BILTMORE FUNDS INFORMATION" and "THE BILTMORE MUNICIPAL FUNDS INFORMATION."

(4)  Total Fund Operating Expenses for the EMERGING MARKETS FUND were 1.80% for the fiscal year ended November 30, 1995 and would have been 0.97% for the EQUITY FUND and the QUANTITATIVE EQUITY FUND, 0.53% for the EQUITY INDEX FUND, 1.87% for the SPECIAL VALUES FUND, 0.92% for the BALANCED FUND, 0.84% for the FIXED INCOME FUND, 0.81% for the SHORT-TERM FIXED INCOME FUND, 2.80% for the GEORGIA MUNICIPAL BOND FUND, 2.04% for the NORTH CAROLINA MUNICIPAL BOND FUND, and 1.13% for the SOUTH CAROLINA MUNICIPAL BOND FUND absent the voluntary waivers described above in Notes 1 and 2.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Funds will bear either directly or indirectly. For more complete descriptions of the various costs and expenses, see "THE BILTMORE FUNDS INFORMATION", "THE BILTMORE MUNCIPAL FUNDS INFORMATION" and "Investing in the Fund."

EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) payment of the maximum sales load. As noted in the table above, the Fund charges no redemption fees.



                                             QUANTITATIVE     EQUITY       SPECIAL     EMERGING
                                  EQUITY        EQUITY         INDEX       VALUES       MARKETS     BALANCED
                                   FUND          FUND          FUND         FUND         FUND         FUND
                                   -----         -----         -----        -----        -----        -----
1 Year                           $      54     $      53     $      50    $      58    $      63    $      52
3 Years                          $      72     $      72     $      60    $      84    $     102    $      68
5 Years                          $      93     $      91     $      71    $     113    $     143    $      85
10 Years                         $     151     $     147     $     103    $     194    $     257    $     135




                                                SHORT-TERM      GEORGIA    NORTH CAROLINA   SOUTH CAROLINA
                                FIXED INCOME   FIXED-INCOME    MUNI BOND      MUNI BOND        MUNI BOND
                                    FUND           FUND          FUND           FUND             FUND
                                   -----          -----         -----          -----            -----
1 Year                            $      52      $      31     $      54      $      53        $      51
3 Years                           $      68      $      45     $      73      $      71        $      63
5 Years                           $      84      $      59     $      94      $      90        $      76
10 Years                          $     133      $     102     $     153      $     145        $     114





THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                               THE BILTMORE FUNDS

                          THE BILTMORE MUNICIPAL FUNDS

(For a share outstanding throughout each period)

The following table has been audited by Ernst & Young LLP, the Funds' independent auditors. Their report dated January 15, 1996, on the Funds' financial statements for the year ended November 30, 1995 and on the following table for the periods presented, is included in the Annual Reports to Shareholders dated November 30, 1995, which are incorporated herein by reference. This table should be read in conjunction with the Funds' financial statements and notes thereto, which may be obtained free of charge from the Trusts.



                                        NET REALIZED                               DISTRIBUTIONS TO
                                             AND                    DIVIDENDS TO     SHAREHOLDERS
               NET ASSET                 UNREALIZED                 SHAREHOLDERS       FROM NET
   PERIOD       VALUE,         NET       GAIN (LOSS)   TOTAL FROM     FROM NET       REALIZED GAIN
   ENDED       BEGINNING   INVESTMENT        ON        INVESTMENT    INVESTMENT      ON INVESTMENT
NOVEMBER 30,   OF PERIOD     INCOME      INVESTMENTS   OPERATIONS      INCOME        TRANSACTIONS
----------------------------------------------------------------------------------------------------
BILTMORE EQUITY FUND
1993(a)        $   10.00         0.12          0.25          0.37       (0.09)             --
1994           $   10.28         0.20          0.12          0.32       (0.20)           (0.08)
1995           $   10.32         0.23          2.64          2.87       (0.25)           (0.23)
BILTMORE QUANTITATIVE EQUITY FUND
1994(b)        $   10.00         0.12         (0.43)        (0.31)      (0.09)            --
1995           $    9.60         0.22          3.51          3.73       (0.22)            --
BILTMORE EQUITY INDEX
FUND
1993(a)        $   10.00         0.15          0.43          0.58       (0.11)            --
1994           $   10.47         0.25         (0.19)         0.06       (0.24)           (0.02)
1995           $   10.27         0.28          3.37          3.65       (0.27)           (0.03)
BILTMORE SPECIAL VALUES FUND
1993(a)        $   10.00       (0.002)        0.242          0.24        --               --
1994           $   10.24         0.06         (0.22)        (0.16)      (0.05)           (0.28)
1995           $    9.75         0.09          2.42          2.51       (0.02)           (0.06)
BILTMORE EMERGING MAKETS FUND
1995(c)        $   10.00         0.05          0.36          0.41        --               --



BILTMORE BALANCED FUND
1993(a)        $   10.00         0.19          0.29          0.48       (0.15)            --
1994           $   10.33         0.35         (0.38)        (0.03)      (0.33)           (0.04)
1995           $    9.93         0.40          2.13          2.53       (0.38)           (0.16)
BILTMORE FIXED INCOME FUND
1993(a)        $   10.00         0.31         (0.01)         0.30       (0.30)            --
1994           $   10.00         0.56         (0.98)        (0.42)      (0.55)           (0.06)
1995           $    8.97         0.58          0.92          1.50       (0.57)            --
BILTMORE SHORT-TERM FIXED INCOME FUND
1993(a)        $   10.00         0.27         (0.10)         0.17       (0.26)            --
1994           $    9.91         0.45         (0.33)         0.12       (0.45)            --
1995           $    9.58         0.59          0.24          0.83       (0.52)            --
BILTMORE GEORGIA MUNICIPAL BOND FUND
1995(c)        $   10.00         0.41          0.96          1.37       (0.41)            --
BILTMORE NORTH CAROLINA MUNICIPAL BOND
FUND
1995(c)        $   10.00         0.43          0.99          1.42       (0.43)            --
BILTMORE SOUTH CAROLINA MUNICIPAL BOND FUND (D)
9/30/91(e)     $   10.00         0.43          0.17          0.60       (0.43)            --
9/30/92        $   10.17         0.60          0.36          0.96       (0.60)            --
9/30/93        $   10.53         0.59          0.74          1.33       (0.59)            --
11/30/93(f)    $   11.27         0.10         (0.15)        (0.05)      (0.10)            --
11/30/94       $   11.12         0.56         (1.04)        (0.48)      (0.56)           (0.03)
11/30/95       $   10.05         0.56          1.10          1.66       (0.56)           (0.10)





  * Computed on an annualized basis.

(a) Reflects operations for the period from May 10, 1993 (date of initial public investment) to November 30, 1993.

(b) Reflects operations for the period from March 28, 1994 (date of initial public investment) to November 30, 1994.

(c) Reflects operations for the period from December 26, 1994 (date of initial public investment) to November 30, 1995.

(d) Prior to November 30, 1993 the Fund's year end was September 30th.

(e) Reflects operations for the period from January 11, 1991 (date of initial public investment) to September 30, 1991.

(f) Reflects operations for the two months ended November 30, 1993.

(g) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(h) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Funds' performance is contained in the Funds' Annual Reports for the fiscal year ended November 30, 1995, which can be obtained free of charge.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                                                NET ASSETS,
                                             RATIOS TO AVERAGE NET ASSETS           END
                NET ASSET                                 NET                    OF PERIOD    PORTFOLIO
    TOTAL      VALUE, END      TOTAL                  INVESTMENT     EXPENSE       (000       TURNOVER
DISTRIBUTIONS   OF PERIOD    RETURN(G)    EXPENSES      INCOME      WAIVER(H)    OMITTED)       RATE
--------------------------------------------------------------------------------------------------------
      (0.09)    $   10.28         3.68%        0.81%*       2.18%*    0.32   %*  $  61,997           50%
      (0.28)    $   10.32         3.10%        0.87%        1.98%     0.16   %   $  87,022           35%
      (0.48)    $   12.71        28.74%        0.90%        1.99%     0.07   %   $ 130,150           65%
      (0.09)    $    9.60        (3.08%)       0.90%*       1.83%*    0.10   %*  $  91,979           64%
      (0.22)    $   13.11        39.33%        0.87%        1.93%     0.10   %   $ 121,895           63%
      (0.11)    $   10.47         5.80%        0.43%*       2.54%*    0.12   %*  $ 149,266            9%
      (0.26)    $   10.27         0.56%        0.46%        2.44%     0.08   %   $ 183,852            9%
      (0.30)    $   13.62        36.15%        0.48%        2.39%     0.05   %   $ 186,841           60%
        --      $   10.24         2.40%        1.25%*      (0.03%)*   1.79   %*  $  12,072           68%
      (0.33)    $    9.75        (1.61%)       1.13%        0.63%     1.09   %   $  17,431           62%
      (0.08)    $   12.18        25.91%        1.29%        0.80%     0.58   %   $  24,093           57%
        --      $   10.41         4.10%        1.80%*       0.85%*    0.28   %*  $  71,276           17%
      (0.15)    $   10.33         4.89%        0.75%*       3.30%*    0.19   %*  $ 166,271           60%
      (0.37)    $    9.93        (0.39%)       0.75%        3.46%     0.17   %   $ 194,430           74%
      (0.54)    $   11.92        26.32%        0.76%        3.58%     0.16   %   $ 207,421          102%
      (0.30)    $   10.00         3.02%        0.68%*       5.44%*    0.19   %*  $ 140,325          149%
      (0.61)    $    8.97        (4.30%)       0.71%        5.90%     0.13   %   $ 148,751          148%
      (0.57)    $    9.90        17.20%        0.74%        6.07%     0.10   %   $ 169,846          155%
      (0.26)    $    9.91         1.69%        0.58%*       4.78%*    0.22   %*  $ 154,459           73%



      (0.45)    $    9.58         1.27%        0.60%        4.62%     0.18   %   $ 148,326          151%
      (0.52)    $    9.89         8.82%        0.63%        5.83%     0.18   %   $ 124,720          147%
      (0.41)    $   10.96        13.93%        0.92%*       4.30%*    1.88   %*  $  10,220           14%
      (0.43)    $   10.99        14.40%        0.85%*       4.40%*    1.19   %*  $  18,679           19%
      (0.43)    $   10.17         6.32%        0.82%*       5.73%*    0.86   %*  $  21,438           --
      (0.60)    $   10.53         9.73%        0.61%        5.83%     0.73   %   $  63,139           --
      (0.59)    $   11.27        13.03%        0.55%        5.46%     0.62   %   $  82,674            4%
      (0.10)    $   11.12        (0.48%)       0.55%*       5.11%*    0.60   %*  $  83,371            2%
      (0.59)    $   10.05        (4.52%)       0.60%        5.22%     0.59   %   $  75,995           23%
      (0.66)    $   11.05        16.97%        0.58%        5.23%     0.55   %   $  93,725           15%






---------------------------------------------------------
---------------------------------------------------------
                              GENERAL INFORMATION
THE BILTMORE FUNDS was established as a Massachusetts business Trust under a Declaration of Trust dated November 19, 1991. (For purposes of this prospectus, "THE BILTMORE FUNDS" refers only to those portfolios of the Trust that are included in this combined prospectus.) THE BILTMORE MUNICIPAL FUNDS was established as a Massachusetts business trust under a Declaration of Trust dated August 15, 1990. Each Declaration of Trust permits the respective Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities.

The investment objective and policies of each Fund appear below. The investment objective of a Fund cannot be changed without shareholder approval. While a Fund cannot assure that it will achieve its investment objective, it attempts to do so by following the investment policies described below.

Unless indicated otherwise, the investment policies of a Fund may be changed by the Board of Trustees ("Trustees") without shareholder approval. However, shareholders will be notified before any material change in these policies becomes effective.

For additional information about investment limitations, strategies, and certain investment policies, please refer to the "Portfolio Investments and Strategies" section of this prospectus.




---------------------------------------------------------
---------------------------------------------------------
                               THE BILTMORE FUNDS

BILTMORE EQUITY FUND
The investment objective of the EQUITY FUND is to produce growth of principal and income. The Fund pursues its investment objective by investing primarily in a professionally-managed and diversified portfolio of common stock of companies with an established market. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in equity securities. These securities will be primarily quality mid- to large-capitalization common stocks. The Fund's investment adviser seeks undervalued stocks with improving prospects by integrating two disciplines to capture both growth and value opportunities. The Fund's investment adviser will integrate value and growth management techniques in attempting to select undervalued stocks that have prospects for improving fundamentals while evening out the price volatility often associated with high growth investments.

Acceptable investments include:

 common or preferred stocks of U.S. companies which are either listed on the New York or American Stock Exchange or traded in over-the-counter markets and are considered by the Fund's investment adviser to have an established market; convertible securities;
 investments in American Depositary Receipts ("ADRs") of foreign companies traded on the New York Stock Exchange or in over-the-counter markets. The Fund may not invest more than 20% of its assets in ADRs. In addition, the Fund may invest up to 10% of its assets in other securities of foreign issuers ("Non-ADRs"). (See "Securities of Foreign Issuers."); and domestic issues of corporate debt obligations rated A or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch").

BILTMORE QUANTITATIVE EQUITY FUND
The investment objective of the QUANTITATIVE EQUITY FUND is to provide growth of principal and income. The Fund pursues its investment objective by investing in a professionally-managed and diversified portfolio consisting primarily of large capitalization common stocks. The average market capitalization of the stocks in the Fund's universe will be in excess of $1 billion. These securities will primarily be composed of issues of domestic companies. Stocks are selected by the Fund's sub-adviser using a quantitative computer valuation model described below under "Investment Processes." The Fund intends to hold a broadly diversified portfolio of common stocks that, in the aggregate, exhibit investment characteristics similar to the stocks found in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or "Index"). However, the Fund will not limit its investments solely to stocks represented in the Index. There can be no assurance that the Fund's investment performance will match or exceed that of the Index. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in equity securities.

Although the Fund normally seeks to remain substantially fully invested in the common stocks in the universe identified by the Fund's investment adviser, the Fund may also invest in the acceptable investments listed under "BILTMORE EQUITY FUND" above.



BILTMORE EQUITY INDEX FUND

The investment objective of the EQUITY INDEX FUND is to provide a total return that approximates that of the stock market as measured by the S&P 500 Index. The Fund pursues its investment objective by investing in a broadly diversified portfolio of common stocks that make up the Index. The Fund will normally seek to be invested in all the stocks that comprise the Index and achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95 of 1%; a figure of 1.00 would represent perfect correlation. The Fund is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to approximate, as much as possible, the investment return of the securities that comprise the S&P 500 Index. Under normal circumstances, at least 95% of the value of the Fund's total assets will be invested in stocks represented in the Index. However, the Fund is not required to sell securities if the 95% investment level changes due to increases or decreases in the market value of portfolio securities.

In addition, the Fund may hold cash reserves which may be invested in, but not limited to, the following:

 commercial paper rated, at the time of purchase, at least Prime-1, A-1 or F-1 by Moody's, S&P or Fitch, respectively, or, if unrated, of comparable quality as determined by the Fund's investment adviser;
 time and savings deposits (including certificates of deposit) in domestic, commercial and savings banks; and index participation contracts.

BILTMORE SPECIAL VALUES FUND



The investment objective of the SPECIAL VALUES FUND is to produce growth of principal. The Fund pursues its investment objective by investing primarily in a portfolio of equity securities comprising the small capitalization sector of the United States equity market which the investment adviser believes to be significantly undervalued with potential for above-average capital appreciation commensurate with increased risk. Typical investments are in stocks that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing a reorganization or other corporate action that may create above-average price appreciation. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in equity securities of companies that have a market value capitalization of up to $1 billion.

Acceptable investments include, but are not limited to:

 common stocks of U.S. companies which are either listed on the New York or American Stock Exchange or traded in over-the-counter markets and are considered by the Fund's investment adviser to have potential for above-average appreciation;
 domestic issues of corporate debt obligations (including convertible bonds); securities of foreign issuers; and master limited partnerships.

In addition, the Fund may invest in high yield corporate bonds (commonly known as junk bonds) and speculative grade preferred stocks.

BILTMORE EMERGING MARKETS FUND
The investment objective of the EMERGING MARKETS FUND is to produce long-term capital appreciation. The Fund pursues its investment objective by investing primarily in a professionally managed and diversified portfolio of securities of issuers and companies located in countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Many investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in the developed markets of the world. Because investing in emerging markets can involve significant risks, the Fund is designed for aggressive investors. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in securities of issuers and companies located in countries having emerging markets. Although the Fund will focus its investment on the common stocks of foreign companies located in emerging market countries, the Fund may also invest in other securities, including debt securities.

Acceptable investments may also include, but will not be limited to:

 preferred stocks of foreign companies;
 convertible securities and warrants of foreign companies; investments in ADRs of foreign countries traded on the New York Stock Exchange or in over-the-counter markets, and investments in European Depositary Receipts ("EDRs," sometimes also referred to as Continental Depositary Receipts), which are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities; fixed-income obligations of foreign governments, supranational entities and corporate debt obligations denominated in currencies other than U.S. dollars, rated B or better at the time of purchase by Moody's or S&P; and U.S. equity and debt securities rated, at the time of purchase, B or better by Moody's or S&P.

In addition, the Fund may enter into foreign currency transactions and may maintain reserves in foreign or U.S. money market instruments.

BILTMORE BALANCED FUND

The investment objective of the BALANCED FUND is to provide long-term growth of principal and current income. The Fund pursues its investment objective by investing primarily in a professionally-managed, diversified portfolio of equity securities and debt securities. The Fund's investment approach, as related to equity securities, is to produce long-term growth of principal and income by investing in a diversified portfolio of common stocks. The Fund will seek undervalued stocks with improving prospects in an attempt to capture both growth and value opportunities. With regard to debt securities, the Fund's investment approach will be to maximize total return (which consists of capital appreciation and income) available from a diversified portfolio of fixed income securities while providing relative stability of principal and income as compared to other fixed income securities. Under normal market circumstances, the Fund will invest at least 65% of its assets in equity securities and debt securities. As a matter of operating policy, the asset mix of the Fund will normally range between 40-60% in common stocks and convertible securities, 30-50% in preferred stocks and bonds, and 0-20% in money market instruments. The Fund will maintain at least 25% of its assets in fixed income senior securities (including the value of convertible senior securities attributable to their fixed income characteristics).




Acceptable investments include but are not limited to:

 common or preferred stocks of U.S. companies which are either listed on the New York or American Stock Exchange or traded in the over-the-counter markets and are considered by the Fund's investment adviser to have an established market; convertible securities;
 investments in ADRs of foreign companies traded on the New York Stock Exchange or in the over-the-counter market. The Fund may not invest more than 20% of its assets in ADRs. In addition, the Fund may invest up to 10% of its assets in Non-ADRs. (See "Securities of Foreign Issuers.");
 domestic issues of corporate debt obligations (including convertible bonds) rated, at the time of purchase, A or better by S&P, Moody's or Fitch or, if not rated, are determined by the Fund's investment adviser to be of comparable quality;
 asset-backed securities;
 commercial paper rated not less than A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch, and unrated commercial paper that is deemed by the Fund's investment adviser to be of comparable quality; and time and savings deposits (including certificates of deposit) in commercial or savings banks.

BILTMORE FIXED INCOME FUND
The investment objective of the FIXED INCOME FUND is to seek a high level of total return. As a secondary investment objective, the Fund will attempt to minimize volatility of principal relative to the fixed income markets. Total return consists of income and capital gains. The Fund pursues its investment objectives by investing primarily in a diversified portfolio of fixed income securities that, at the time of purchase, are rated in the top three investment categories by a nationally recognized statistical rating organization or, if unrated, are of comparable quality to securities with such ratings. The Fund will maintain an average dollar-weighted maturity of between 6 to 10 years. The Fund will invest, under normal circumstances, at least 65% of the value of its total assets in fixed income securities.

Acceptable investments include:

 domestic issues of corporate debt obligations, including demand master notes rated at the time of purchase Aaa, Aa, or A by Moody's, AAA, AA, or A by S&P or by Fitch or, if unrated, of comparable quality as determined by the Fund's investment adviser;
 convertible securities;
 mortgage-and asset-backed securities;
 commercial paper that at the time of purchase is rated not less than Prime-1, A-1, or F-1, by Moody's, S&P, or Fitch, respectively, or, if unrated, of comparable quality as determined by the Fund's investment adviser; and time and savings deposits (including certificates of deposit) in commercial or savings banks.

BILTMORE SHORT-TERM FIXED INCOME FUND
The investment objective of the SHORT-TERM FIXED INCOME FUND is to produce a high level of current income with a minimum of principal volatility. The Fund pursues its investment objective by investing primarily in a diversified portfolio of short-term, high-grade, fixed income securities. Under normal market circumstances, the Fund will invest at least 65% of its assets in such securities. The Fund will maintain an average dollar-weighted maturity of between one to three years. The targeted duration of the Fund will be 1.5 years or less.

Acceptable investments include:

 domestic issues of corporate debt obligations rated, at the time of purchase, A or better by Moody's, S&P, or Fitch, or, if unrated, of comparable quality to securities having such ratings as determined by the Fund's investment adviser and the additional acceptable investments listed above under "BILTMORE FIXED INCOME FUND."

ADDITIONAL ACCEPTABLE INVESTMENTS
In addition to the acceptable investments discussed above, each of the Funds may borrow money, enter into repurchase agreements, lend portfolio securities, invest in money market instruments, restricted and illiquid securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities of other investment companies, warrants, demand master notes and engage in when-issued and delayed delivery transactions. The Funds may also engage in put and call options, futures, and options on futures for hedging purposes.

---------------------------------------------------------
---------------------------------------------------------
                          THE BILTMORE MUNICIPAL FUNDS

BILTMORE GEORGIA MUNICIPAL BOND FUND
The investment objective of the GEORGIA MUNICIPAL BOND FUND is to provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the State of Georgia. As a matter of investment policy which may not be changed without shareholder approval, the Fund will invest its assets so that, under normal circumstances, at least 80% of its total assets are invested in obligations, the interest income from which is exempt from federal regular income tax and the personal income taxes imposed by the State of Georgia ("Georgia Municipal Securities").

BILTMORE NORTH CAROLINA MUNICIPAL BOND FUND
The investment objective of the NORTH CAROLINA MUNICIPAL BOND FUND is to provide current income which is exempt from federal regular income tax and the income tax imposed by the State of North Carolina. As a matter of investment policy which may not be changed without shareholder approval, the Fund will invest its assets so that, under normal circumstances, at least 80% of its total assets are invested in obligations, the interest income from which is exempt from federal regular income tax and the income tax and intangibles tax imposed by the State of North Carolina ("North Carolina Municipal Securities").

BILTMORE SOUTH CAROLINA MUNICIPAL BOND FUND
The investment objective of the SOUTH CAROLINA MUNICIPAL BOND FUND is to provide current income which is exempt from federal regular income tax and South Carolina state income taxes. As a matter of investment policy which may not be changed without shareholder approval, the Fund will invest its assets so that, under normal circumstances, at least 80% of its interest income is exempt from federal regular income tax and South Carolina state income tax or that at least 80% of its total assets are invested in obligations, the interest income from which is exempt from federal regular income tax and South Carolina state income taxes ("South Carolina Municipal Securities").



ACCEPTABLE INVESTMENTS
The Funds' adviser may consider the potential for capital appreciation in its selection of portfolio investments for each of the Municipal Funds.

The Funds invest primarily in Georgia Municipal Securities, North Carolina Municipal Securities, and South Carolina Municipal Securities, respectively (collectively, "State Municipal Securities"). These securities are:

 obligations, including industrial development bonds, issued on behalf of the states of Georgia, North Carolina, and South Carolina, respectively, and their respective political subdivisions or agencies;
 obligations issued by or on behalf of any state, territory or possession of the United States, including the District of Columbia, or any political subdivision or agency of any of these; and participation interests, as described below, in any of the above obligations, the interest from which is, in the opinion of bond counsel for the issuers or in the opinion of officers of the Fund and/or the investment adviser to the Fund, exempt from both federal regular income tax and the personal income tax imposed by the state of Georgia, North Carolina, and South Carolina, respectively. It is likely that shareholders who are subject to alternative minimum tax will be required to include interest from a portion of the municipal securities owned by the Fund in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

STATE MUNICIPAL SECURITIES
State Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities. State Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. However, interest on and principal of revenue bonds are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue.

Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds; the industry which is the beneficiary of such bonds is generally the only source of payment for the bonds.

The GEORGIA MUNICIPAL BOND FUND and NORTH CAROLINA MUNICIPAL BOND FUND will not generally invest more than 25% of their respective total assets in any one industry. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of nongovernmental users may, for this purpose, be deemed to be related to the industry in which such nongovernmental users engage, and the 25%



limitation would apply to such obligations. It is nonetheless possible that the GEORGIA MUNICIPAL BOND FUND and NORTH CAROLINA MUNICIPAL BOND FUND may invest more than 25% of its assets in a broader segment of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations. This would be the case only if the Funds' adviser determines that the yields available from obligations in a particular segment of the market justified the additional risks associated with a large investment in such segment. Although such obligations could be supported by the credit of governmental users or by the credit of nongovernmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such a market segment.

CHARACTERISTICS. The State Municipal Securities that the Funds buy are rated A or above by Moody's or S&P. (A description of the rating categories is contained in the Appendix to each Fund's Statement of Additional Information). In addition, State Municipal Securities are subject to one or more of the following quality standards:

 insured by a municipal bond insurance company which is rated AAA by S&P or Aaa by Moody's;
 secured by an irrevocable escrow of direct obligations of the U.S. government; or unrated if determined to be of comparable quality to one of the foregoing rating categories by the Fund's adviser.




---------------------------------------------------------
---------------------------------------------------------
                      PORTFOLIO INVESTMENTS AND STRATEGIES

INVESTMENT CONSIDERATIONS

EQUITY INVESTMENTS. As with other mutual funds that invest in equity securities, the EQUITY FUND, QUANTITATIVE EQUITY FUND, EQUITY INDEX FUND, SPECIAL VALUES FUND and BALANCED FUND are subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time. The United States equity market tends to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

Because the SPECIAL VALUES FUND invests primarily in small capitalization stocks, there are some additional risk factors associated with investments in the SPECIAL VALUES FUND. In particular, stocks in the small capitalization sector of the United States equity market have historically been more volatile in price than larger capitalization stocks, such as those included in the S&P 500 Index. This is because, among other things, small companies have less certain growth prospects than larger companies; have a lower degree of liquidity in the equity market; and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, the stocks of small companies may, to some degree, fluctuate independently of the stocks of large companies. That is, the stocks of small companies may decline in price as the prices of large company stocks rise or vice versa. Therefore, investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500
Index.

SECURITIES OF FOREIGN ISSUERS. THE EQUITY FUND, QUANTITATIVE EQUITY FUND, SPECIAL VALUES FUND, EMERGING MARKETS FUND, and BALANCED FUND may invest in the securities of foreign issuers. The SPECIAL VALUES FUND will limit its investments to up to 20% of total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of American ADRs and up to 10% of total assets in other securities of foreign issuers. There may be certain risks associated with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, and the possibility that there will be less information on such securities and their issuers available to the public. In addition, there are restrictions on foreign investments in other jurisdictions and there tends to be difficulty in obtaining judgments from abroad and affecting repatriation of capital invested abroad. Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity. Foreign securities may be subject to foreign taxes, which reduce yield, and may be less marketable than comparable United States securities. As a matter of practice, a Fund will not invest in the securities of a foreign issuer if any risk identified above appears to a Fund's investment adviser to be substantial.

EMERGING MARKETS FUND. Investing in the EMERGING MARKETS FUND entails a substantial degree of risk. Because of the special risks associated with investing in emerging markets, an investment in the EMERGING MARKETS FUND should be considered speculative. Investors are strongly advised to carefully consider the special risks involved in emerging markets, which are in addition to the usual risks of investing in domestic markets and in developed markets around the world. By itself, an investment in the EMERGING MARKETS FUND does not constitute a balanced investment plan. Investors should be willing to assume a higher degree of risk and accept a higher level of volatility than is generally associated with investment in more developed markets.

These risks include a possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments), default in foreign government securities, political or social instability or diplomatic developments which could adversely affect investment in securities of issuers in foreign nations. (Please refer to the EMERGING MARKETS FUND'S Statement of Additional Information for an expanded discussion of sovereign debt obligations.) In addition, there is often less publicly available information about foreign issuers than those in the United States. Emerging market companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the EMERGING MARKETS FUND may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

Because the EMERGING MARKETS FUND'S securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversion between currencies. A change in the value of a foreign currency against the U.S. dollar will result in corresponding change in the U.S. dollar value of the Fund's securities denominated in the currency. Such changes will also affect the Fund's income and distributions to shareholders. The Fund may be affected, either favorably or unfavorably, by the fluctuations in the relative rates of exchange between the currencies of different nations, and the Fund therefore may engage in certain hedging strategies. Such strategies involve certain investment risks and transaction costs to which the Fund might not otherwise be subject. These risks include dependence on the Adviser's ability to predict movements in exchange rates, and imperfect movements between exchange rates and currency hedges.

Brokerage commissions, fees for custodial services, and other costs relating to investments in emerging market countries are generally greater than in the United States. Such markets have different clearance and settlement procedures, and in certain markets, there have been occasions when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to effect certain transactions. The inability of the EMERGING MARKETS FUND to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in either losses to the Fund, if the value of the portfolio security subsequently declines, or, if the Fund has entered into a contract to sell the security, could result in possible claims against the Fund.

In certain emerging market countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. The economies of emerging market countries may be predominantly based on a few industries and may be highly vulnerable to change in local or global trade conditions. The securities markets of many of the countries in which the Fund may invest also may be smaller, less liquid, and subject to greater price volatility than those in the United States. Some emerging market countries also may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market country currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have an adverse impact on the Fund. Finally, many emerging market countries have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies for individual emerging market countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of domestic product, inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

DEBT INVESTMENTS. The market value of debt obligations, and therefore a Fund's net asset value, will fluctuate due to changes in economic conditions and other market factors, such as interest rates, which are beyond the control of the Fund's investment adviser. In the debt market, prices generally move inversely to interest rates. A decline in market interest rates results in a rise in the market prices of outstanding debt obligations. Conversely, an increase in market interest rates results in a decline in market prices. In either case, the amount of change in market prices of debt obligations in response to changes in market interest rates generally depends on the maturity of the debt obligations.



Although debt obligations with longer maturities offer potentially greater returns, they will generally experience the greatest market price changes. Consequently, to the extent a Fund is significantly invested in debt obligations with longer maturities, there is a greater possibility of fluctuation in the Fund's net asset value. The Funds' investment adviser will attempt to minimize the fluctuation of each Fund's net asset value by predicting the direction of interest rates; however, the adviser could be incorrect in its expectations about the direction and the extent of these market factors.

LOWER-RATED DEBT OBLIGATIONS. From time to time, a portion of the EMERGING MARKETS FUND'S portfolio may consist of lower-rated debt obligations (i.e., rated below BBB by S&P or Baa by Moody's) which are commonly referred to as "junk bonds." The Fund will not invest more than 35% of its total assets in such securities. Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. These lower-rated bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. These lower-rated bonds are regarded as predominantly speculative with regard to each issuer's continuing ability to make principal and interest payments. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for investment grade bonds. Purchasers should carefully assess the risks associated with an investment in the EMERGING MARKETS FUND.

Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the EMERGING MARKETS FUND owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

MUNICIPAL SECURITY INVESTMENTS. Yields on State Municipal Securities depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the respective state or its municipalities could impact a Fund's portfolio. A municipal bond fund's concentration in securities issued by a specific state and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. A state's dependence on agriculture, manufacturing, tourism, and service industries leaves it vulnerable to both the business cycle and long term national economic trends.


(Please refer to the Funds' Statements of Additional Information for an expanded discussion of Georgia, North Carolina, or South Carolina investment risks, as appropriate.) The ability of a Fund to achieve its investment objective also depends on the continuing ability of the issuers of State Municipal Securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Investing in State Municipal Securities which meet the Fund's quality standards may not be possible if the state or its municipalities do not maintain their current credit ratings. In addition, the issuance, tax exemption and liquidity of State Municipal Securities may be adversely affected by judicial, legislative or executive action, including, but not limited to, rulings of state and federal courts, amendments to the state and federal constitutions, changes in statutory law, and changes in administrative regulations, as well as voter initiatives.

INVESTMENT PROCESSES

QUANTITATIVE EQUITY FUND. To select stocks for the QUANTITATIVE EQUITY FUND, the Fund's sub-adviser initially identifies a broad universe of approximately 900 common stocks. The sub-adviser utilizes four criteria when determining what common stocks will be included in the Fund's universe: each stock must be highly capitalized, each stock must be traded on the New York or American Stock Exchanges or in the over-the-counter markets, each stock must be among the most liquid and highly traded stocks on its respective exchange, and each stock must be actively followed by a minimum of three industry analysts.

The Fund's sub-adviser then screens the stocks in the universe, using a quantitative computer valuation model, to evaluate the relative attractiveness of each stock. The sub-adviser's model focuses on two measurement factors: the relative value of the stocks (including their present and historical price-to-earnings and market price-to-book value ratios, and the present value of each stock's projected dividend income) and the stock's growth prospects and earnings momentum (including changes, over time, in analysts' earning forecasts, and positive or negative surprises in reported earnings). The Fund's sub-adviser will vary the importance placed on each factor, depending on market trends.

Using the valuation model described above, the Fund's investment adviser then ranks each stock in the universe by decile. The stocks are classified by industry group, based on industry categories and weightings found in the S&P 500 Index. In managing the Fund, the sub-adviser continuously monitors the rankings of the stocks in the universe and employs an active selling discipline, replacing less attractive stocks (as determined by the valuation model) with more attractive stocks to maintain a high average rank for the portfolio. In maintaining the diversification of the portfolio, the sub-adviser gives consideration to the industry weightings found in the Index.

Although the QUANTITATIVE EQUITY FUND intends to hold a broadly diversified portfolio of common stocks that, in the aggregate, exhibit investment characteristics similar to the stocks found in the Index, the Fund will not limit its investments solely to stocks represented in the Index. By investing in those common stocks that are included in the universe described above (a large number of which are not included in the Index), the Fund will seek to provide a higher rate of total return than the Index. There can be no assurance that the Fund's investment performance will match or exceed that of the Index.

EQUITY INDEX FUND. The EQUITY INDEX FUND is managed passively, in the sense that the traditional management functions of economic, financial, and market analysis are limited to the extent that the Fund seeks to duplicate the composition of the S&P 500 Index. Furthermore, a company's adverse financial circumstance will not require its elimination from the Fund's portfolio, unless the company's stock is removed from the Index by S&P. The Fund is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to approximate, as much as possible, the investment return of the securities that comprise the Index. The Fund will select a stock for purchase into its investment portfolio based on the stock's inclusion and weighting in the Index, starting with the heaviest-weighted stock. Thus, the proportion of Fund assets invested in any one stock comprising the Index may not be identical to the percentage the particular stock represents in the Index.



On occasion, so as to respond to changes in the Index's composition, as well as corporate mergers, tender offers, and other circumstances, additional adjustments will be made in the EQUITY INDEX FUND'S portfolio. However, it is anticipated that these adjustments will occur infrequently, and the costs will be minimized. As a result, portfolio turnover is expected to be well below that encountered in other investment company portfolios. Therefore, the accompanying costs, including accounting costs, brokerage fees, custodial expenses, and transfer taxes, are expected to be relatively low. While the cash flows into and out of the Fund will impact the Fund's portfolio turnover rate and the Fund's ability to duplicate the composition of the Index and approximate its performance, investment adjustments will be made, as practicably as possible, to account for these circumstances.

Since the EQUITY INDEX FUND will seek to duplicate the Index's stock composition precisely, it is anticipated that the Fund's performance will approximate the performance of the Index. Factors such as the size of the Fund's portfolio, the size and timing of cash flows into and out of the Fund, changes in the securities markets and the Index itself, and the normal costs of a mutual fund, discussed above, will account for the difference between the performances of the Fund and the Index.

In order to accommodate cash flows and maintain adequate liquidity to meet redemption requests, the Fund may enter into stock index futures contracts, options, options on futures contracts, and index participation interests. This will allow the Fund to simultaneously maximize the level of the Fund assets that are tracking the performance of the S&P 500 Index. The Fund can sell futures contracts and options in order to close out a previously established position. The Fund will not enter into any stock index futures contract for the purpose of speculation.

S&P 500 Index. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. S&P designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value; that is, its market price per share times the number of shares outstanding. From time to time, S&P may add or delete stocks from the Index. The QUANTITATIVE EQUITY and EQUITY INDEX FUNDS utilize the Index as the standard performance benchmark because it represents approximately 70% of the total market value of all common stocks. In addition, it is familiar to investors, and is recognized as a barometer of common stock investment returns.

The Index is an unmanaged, statistical measure of stock market performance. As such, it does not reflect the actual cost of investing in common stocks. By contrast, the QUANTITATIVE EQUITY and EQUITY INDEX FUNDS incur the normal costs of a mutual fund, including brokerage and execution costs, advisory fees, and administrative and custodial costs and expenses. S&P selects the common stocks to be included in the Index solely on a statistical basis. Inclusion of a particular security in the Index in no way implies an opinion by S&P as to the stock's appropriateness as an investment. The Funds are not sponsored, endorsed, sold or promoted by, or affiliated with, S&P.

EMERGING MARKETS FUND. The adviser will consider the following securities as permissable investments for the EMERGING MARKETS FUND: (i) securities of companies the principal securities trading market for which is an emerging market country; (ii) securities, traded in any market, of companies or issuers that derive 50% or more of their total revenue from either goods or services produced in such emerging market countries or sales made in such emerging market countries; or (iii) securities of companies organized under the laws of, and with a principal office in, an emerging market country. In selecting equity securities for the EMERGING MARKETS FUND, the adviser focuses on a broad diversification of emerging market countries. Initially, the adviser identifies those emerging market countries that, in the adviser's judgment, have made, or are currently making, progress toward improving their economies and market environments through financial and/or political reform, and which are likely to produce premium returns. Second, the adviser then uses a disciplined allocation process to classify the emerging market countries that it has identified into one of two categories (or "Tiers"). The first, Tier 1, is comprised of the most established and liquid of emerging market countries. The second, Tier 2, represents those emerging market countries which are less established, smaller, and less liquid than those in Tier 1. Examples of countries classified in Tier 1 are Argentina, Brazil, Mexico and Thailand; examples of countries which are classified in Tier 2 include Columbia, Indonesia, Greece, Peru and Portugal.

In constructing the EMERGING MARKETS FUND'S investment portfolio, the adviser normally gives the Tier 1 emerging market countries a greater weighting than is afforded to the Tier 2 emerging market countries. Within each Tier, each emerging market country is equally weighted and then its weight is adjusted to reflect the adviser's investment judgments regarding the particular country. The adviser will consider economic factors, political conditions and currency and market valuation levels, in deciding upon which emerging market countries to include in the portfolio and how those countries should be classified and weighted.

The number of emerging market countries represented in the EMERGING MARKETS



FUND'S portfolio will vary over time. It is the adviser's intention that the Fund remain broadly diversified across many emerging market countries, companies, and geographic regions. Under normal market conditions, the adviser expects to invest in the securities of issuers located in a minimum of six different emerging market countries, with up to 25% of the Fund's total assets invested in any one country.

In selecting securities in each emerging market country for purchase by the EMERGING MARKETS FUND, the adviser will focus on the most prominent and largest capitalized companies. The adviser will seek to construct the Fund's investment portfolio in a manner that maintains adequate liquidity for trading purposes, and will attempt to utilize the low historical correlation of returns among emerging market countries to moderate the portfolio's volatility, wherever feasible.

FIXED INCOME FUNDS. The FIXED INCOME FUND and the SHORT-TERM FIXED INCOME FUND'S investment adviser does not select securities purely to maximize the current yield of the Funds. The Funds' investment adviser attempts to manage the Funds' total performance, which includes both changes in principal value of the Funds' portfolio and interest income earned, to anticipate the opportunities and risks of changes in market interest rates. When the Funds' investment adviser expects that market interest rates may decline, which would cause prices of outstanding debt obligations to rise, it generally extends the average maturity of the Funds' portfolios. When, in the investment adviser's judgment, market interest rates may rise, which would cause market prices of outstanding debt obligations to decline, it generally shortens the average maturity of the Funds' portfolios. Further, the Funds' investment adviser attempts to improve the Funds' total return by weighing the relative value of fixed income securities issues having similar maturities in selecting portfolio securities. By actively managing the Funds' portfolios in this manner, the Funds' investment adviser seeks to provide capital appreciation during periods of falling interest rates and protection against capital depreciation during periods of rising rates.

PORTFOLIO INVESTMENTS

CORPORATE DEBT OBLIGATIONS. The Funds (except the EQUITY INDEX FUND and THE BILTMORE MUNICIPAL FUNDS) may invest in corporate debt obligations, including corporate bonds, notes, and debentures, which may have floating or fixed rates of interest. These obligations have the requisite ratings as described above.

FIXED RATE CORPORATE DEBT OBLIGATIONS. The Funds may invest in fixed rate corporate securities, including fixed rate securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics would include a fixed income security priced close to call or redemption price or a fixed income security approaching maturity, where the expectation of call or redemption is high.

Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described below, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

FLOATING RATE CORPORATE DEBT OBLIGATIONS. The Funds (except THE BILTMORE MUNICIPAL FUNDS) may invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. An example of floating and fixed rate corporate debt obligations in which a Fund can invest include Yankee bonds, which are U.S. dollar-denominated bonds issued in the United States by foreign banks or corporations.

Some of the floating rate corporate debt obligations in which the FIXED INCOME FUND may invest include floating rate corporate debt securities issued by savings and loans collateralized by adjustable rate mortgage loans, also known as collateralized thrift notes. Many of these collateralized thrift notes have received AAA ratings from NRSROs. Collateralized thrift notes differ from traditional "pass-through" certificates in which payments made are linked to monthly payments made by individual borrowers net of any fees paid to the issuer or guarantor of such securities.




CONVERTIBLE SECURITIES. The Funds (except THE BILTMORE MUNICIPAL FUNDS) may invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible bonds, convertible preferred stock or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which entitle the holder to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bonds' maturity. Convertible securities are senior to equity securities, and therefore have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stocks when, in the Fund's investment adviser's opinion, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Fund's investment adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund's investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

PUT AND CALL OPTIONS. The Funds (except THE BILTMORE MUNICIPAL FUNDS) may purchase put options on their portfolio securities. These options will be used only as a hedge to attempt to protect securities which a Fund holds against decreases in value. A Fund may purchase these put options as long as they are listed on a recognized options exchange and the underlying stocks are held in its portfolio. A Fund may also write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which a Fund writes and sells must be listed on a recognized options exchange. The writing of calls by a Fund is intended to generate income for a Fund and thereby protect against price movements in particular securities in a Fund's portfolio.



Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the Fund's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. These instruments may not be available with regard to the securities of certain emerging markets in which the EMERGING MARKETS FUND may invest.

The effective use of futures and options as hedging techniques depends on the correlation between their prices and the behavior of a Fund's portfolio securities as well as the investment adviser's ability to accurately predict the direction of stock prices, interest rates and other relevant economic factors. In addition, daily limits on the fluctuation of futures and options prices could cause a Fund to be unable to timely liquidate its futures or options position and cause it to suffer greater losses than would otherwise be the case. In this regard, a Fund may be unable to anticipate the extent of its losses from futures transactions. These instruments may not be available with regard to the securities of certain emerging markets in which the EMERGING MARKETS FUND may invest.

STOCK INDEX FUTURES AND OPTIONS. The EQUITY FUND, QUANTITATIVE EQUITY FUND, EQUITY INDEX FUND, SPECIAL VALUES FUND, EMERGING MARKETS FUND, and BALANCED FUND may utilize stock index futures contracts, options, and options on futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of a Fund's total assets. Also, a Fund will not purchase options to the extent that more than 5% of the value of a Fund's total assets would be invested in premiums on open put option positions (and, in the case of the SPECIAL VALUES FUND and EMERGING MARKETS FUND, margin deposits on open positions). These futures contracts and options will be used to handle cash flows into and out of a Fund and to potentially reduce transactional costs, since transactional costs associated with futures and options contracts can be lower than costs stemming from direct investment in stocks. The Funds will not enter into these transactions for speculative purposes.

There are several risks accompanying the utilization of futures contracts to effectively anticipate market movements. First, positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Funds plan to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future, and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The EMERGING MARKETS FUND may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties. Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated on the Fund's records and are maintained until the forward contract has been settled. The Fund will not enter into a forward contract with a term of more than one year. The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between the trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The EMERGING MARKETS FUND may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interest of the Fund will be served. The Fund will only enter into forward contracts for hedging purposes and will not enter into forward contracts in a particular currency in an amount in excess of the Fund's assets denominated in that currency. No more than 30% of the Fund's assets will be committed to forward contracts at any time. (This restriction does not include forward contracts entered into to settle securities transactions.)

INDEX PARTICIPATION CONTRACTS. The EQUITY INDEX FUND may participate in the purchasing and selling of index participation contracts based on the S&P 500 Index. The Fund will utilize index participation contracts to aid in the management of cash flows into and out of the Fund and not for speculative purposes. These contracts provide the equivalent of a position in the stocks of the Index, where each stock is represented in the same proportion as it is represented in the Index. Unlike futures contracts, positions in these instruments may last indefinitely, with no expiration date and will pay dividends implied by the underlying stocks in the Index. Generally, the value of an Index participation contract will rise and fall as the value of the Index rises and falls. Index participation contracts have lower transaction costs than those associated with the purchase and sale of individual stocks. The Fund will invest in index participation contracts only if there exists an active market for such contracts.

The value of these contracts, together with the value of the EQUITY INDEX FUND'S investment in stock index futures contracts, options and options on futures contracts will not exceed 20% of the Fund's total assets. The Fund's use of these investments will be to accommodate cash flows and maintain adequate liquidity to meet redemption requests, while simultaneously maximizing the level of Fund assets which are tracking the performance of the S&P 500 Index.

MORTGAGE-BACKED SECURITIES. The BALANCED FUND, FIXED INCOME FUND, and SHORT-TERM FIXED INCOME FUND may invest in mortgage-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities representing interests in adjustable rather than fixed interest rate mortgages. The ARMS in which a Fund invests are issued by Ginnie Mae, Fannie Mae or Freddie Mac, and are actively traded. The underlying mortgages which collateralize ARMS issued by Ginnie Mae are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by Fannie Mae or Freddie Mac are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but may be collateralized by whole loans or private pass-through securities.



A Fund will only invest in CMOs which are rated AAA by a nationally recognized rating agency or are of comparable quality as determined by a Fund's investment adviser, and which may be: (a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or (c) collateralized by pools of mortgages without a government guarantee as to payment of principal and interest, but which have some form of credit enhancement.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS. Real estate mortgage investment conduits ("REMICs") are offerings of multiple class real estate mortgage- backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

ASSET-BACKED SECURITIES. The BALANCED FUND, FIXED INCOME FUND, and SHORT-TERM FIXED INCOME FUND may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. A Fund may invest in asset-backed securities rated A or higher at the time of purchase by a nationally recognized rating agency including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time a Fund reinvests the payments and any unscheduled prepayments of principal received, a Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Mortgage-backed and asset-backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting asset-backed securities may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then reregistered because the owner and obligor moves to another state, such reregistration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

U.S. GOVERNMENT OBLIGATIONS. The U.S. government obligations in which the Funds (except THE BILTMORE MUNICIPAL FUNDS) invest are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities include, but are not limited to:

 direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and notes, bonds and discount notes of U.S. government agencies or instrumentalities, such as: the Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Corporation; Government National Mortgage Association; and Student Loan Marketing Association.

Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These agencies and instrumentalities are supported by:

 the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;
 the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or the credit of the agency or instrumentality.

Some of the short-term U.S. government securities the Funds may purchase carry variable interest rates. These securities have a rate of interest subject to adjustment at least annually. This adjusted rate is ordinarily tied to some objective standard, such as the 91-day U.S. Treasury bill rate.

DEMAND MASTER NOTES. The Funds (except THE BILTMORE MUNICIPAL FUNDS) may invest in variable amount demand master notes. Demand master notes are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as a Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. Many demand master notes give a Fund the option of increasing or decreasing the principal amount of the master note on a daily or weekly basis within certain limits. Demand master notes usually provide for floating or variable rates of interest.

TEMPORARY INVESTMENTS. For temporary defensive purposes (up to 100% of total assets) and to maintain liquidity (up to 35% of total assets), the EQUITY FUND, QUANTITATIVE EQUITY FUND, SPECIAL VALUES FUND, and Emerging Markets Fund may invest in:


 certificates of deposit, demand and time deposits, savings shares, bankers' acceptances, and other instruments of domestic and foreign banks and savings and loans, which institutions have capital, surplus, and undivided profits over $100 million, or if the principal amount of the instrument is insured in full by the Bank Insurance Fund ("BIF"), or by the Savings Association Insurance Fund ("SAIF"), both of which are administered by the FDIC; and commercial paper (including Canadian Commercial Paper and Europaper) rated A-1 or better by S&P, Prime-1 by Moody's, or F-1 by Fitch, or, if unrated, of comparable quality as determined by the Fund's investment adviser.

The Municipal Funds may invest in short-term tax-exempt or taxable temporary investments. These temporary investments include: notes issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; shares of other investment companies; and repurchase agreements (arrangements in which the organization selling the Fund a bond or temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).




There are no rating requirements applicable to temporary investments. However, the Fund's adviser will limit temporary investments to those it considers to be of comparable quality to the Fund's acceptable investments.

Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax. However, it is anticipated that certain temporary investments will generate income which is subject to Georgia or North Carolina state income taxes.

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest in restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. However, a Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

The restriction is not applicable to commercial paper issued under Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as a Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like a Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. A Fund believes that Section 4(2)



commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. A Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by a Fund's investment adviser, as liquid and not subject to the investment limitations applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, a Fund intends to not subject such paper to the limitation applicable to restricted securities.

REPURCHASE AGREEMENTS. The U.S. government securities in which each Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from a Fund, a Fund could receive less than the repurchase price on any sale of such securities.

DEMAND FEATURES. The Funds (except THE BILTMORE MUNICIPAL FUNDS) may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by a Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. A Fund uses these arrangements to provide a Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Funds may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date.

A Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, each Fund may lend portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks or other institutional borrowers of securities. The Funds will only enter into loan arrangements with broker/dealers, banks or other institutions which a Fund's investment adviser has determined are creditworthy under guidelines established by the Trustees and in which a Fund will receive collateral equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. A Fund may invest in the securities of other investment companies, but may not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. A Fund will invest in other investment companies primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. The adviser will waive its investment advisory fee on assets invested in securities of open-end investment companies. Each Fund would, however, continue to pay its own investment advisory fees and other expenses with respect to its investments in shares of closed-end companies. It should be noted that investment companies incur certain expenses, such as custodian and transfer agent fees, and therefore, any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

RATINGS. If a security loses its rating or has its rating reduced after a Fund purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so. If ratings made by Moody's or S&P change because of changes in those organizations or in their ratings systems, a Fund will attempt to identify other rating organizations and systems with comparable standards, in accordance with the investment policies of the Fund. A description of rating categories is contained in the Appendices to the Statements of Additional Information.

MUNICIPAL LEASES. The Municipal Bond Funds may invest in municipal leases. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid.

PARTICIPATION INTERESTS. The Funds may purchase participation interests from financial institutions such as commercial banks, savings and loan associations, and insurance companies. These participation interests would give the Funds undivided interests in State Municipal Securities. The financial institutions from which a Fund purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality. The Board of Trustees will establish guidelines pursuant to which a Fund's adviser determines that participation interests meet the prescribed quality standards for the Fund.

VARIABLE RATE MUNICIPAL SECURITIES. Some of the State Municipal Securities which the Funds purchase may have variable interest rates. Variable interest rates are ordinarily based on a published interest rate, interest rate index or a similar standard, such as the 91-day U.S. Treasury bill rate. Many variable rate municipal securities are subject to payment of principal on demand by a Fund, usually in not more than seven days. All variable rate municipal securities will meet the quality standards for a Fund. The Fund's adviser monitors the pricing, quality, and liquidity of the variable rate municipal securities, including participation interests held by a Fund, on the basis of published financial information and reports of the rating agencies and other analytical services pursuant to guidelines established by the Trustees.

MUNICIPAL BOND INSURANCE
The GEORGIA MUNICIPAL BOND FUND, NORTH CAROLINA MUNICIPAL BOND FUND, and SOUTH CAROLINA MUNICIPAL BOND FUND may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest on such securities. These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party ("Issuer-Obtained Insurance") or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by a Fund (the "Policies").

A Municipal Bond Fund will require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet a Fund's quality standards. A Fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities when, in the opinion of the Fund's investment adviser, such insurance would benefit the Fund (for example, through improvement of portfolio quality or increased liquidity of certain securities). The Funds' investment adviser anticipates that between 30% and 60% of each Fund's net assets will be invested in municipal securities which are insured.

Issuer-Obtained Insurance policies are noncancellable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by a Fund.



The Funds may purchase two types of Policies issued by municipal bond insurers. One type of Policy covers certain municipal securities only during the period in which they are in a Fund's portfolio. In the event that a municipal security covered by such a Policy is sold from a Fund, the insurer of the relevant Policy will be liable only for those payments of interest and principal which are due and owing at the time of sale.

The other type of Policy covers municipal securities not only while they remain in the Fund's portfolio but also until their final maturity even if they are sold out of the Fund's portfolio, so that the coverage may benefit all subsequent holders of those municipal securities. The Fund will obtain insurance which covers municipal securities until final maturity even after they are sold out of the Fund's portfolio only if, in the judgment of the investment adviser, the Fund would receive net proceeds from the sale of those securities, after deducting the cost of such permanent insurance and related fees, significantly in excess of the proceeds it would receive if such municipal securities were sold without insurance. Payments received from municipal bond issuers may not be tax-exempt income to shareholders of the Fund.

The premiums for the Policies are paid by the Fund and the yield on the Fund's portfolio is reduced thereby. Premiums for the Policies are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities during the month. A Fund may purchase Policies from MBIA Corp. ("MBIA"), AMBAC Indemnity Corporation ("AMBAC"), Financial Guaranty Insurance Company ("FGIC"), or any other municipal bond insurer which is rated AAA by S&P or Aaa by Moody's. Each Policy guarantees the payment of principal and interest on those municipal securities it insures. The Policies will have the same general characteristics and features. A municipal security will be eligible for coverage if it meets certain requirements set forth in the Policy. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Fund that such non-payment has occurred. MBIA, AMBAC, and FGIC will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the Fund's portfolio, nor may MBIA, AMBAC, or FGIC cancel their Policies for any reason except failure to pay premiums when due.

MBIA, AMBAC, and FGIC will reserve the right at any time upon 90 days' written notice to a Fund to refuse to insure any additional municipal securities purchased by the Fund after the effective date of such notice. The Funds reserve the right to terminate any of the Policies if they determine that the benefits to a Fund of having its portfolio insured under such Policy are not justified by the expense involved.

Additionally, the Funds reserve the right to enter into contracts with insurance carriers other than MBIA, AMBAC, or FGIC if such carriers are rated AAA by S&P or Aaa by Moody's.

NON-DIVERSIFICATION
The Municipal Bond Funds are non-diversified investment companies. As such, there is no limit on the percentage of assets which can be invested by a Fund in any single issuer. An investment in a Fund, therefore, will entail greater risk than would exist in a diversified investment company because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of a Fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in a Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers. A Fund may purchase an issue of municipal securities in its entirety.

The Funds intend to comply with Subchapter M of the Internal Revenue Code. This undertaking requires that at the end of each quarter of the taxable year, the aggregate value of all investments in any one issuer (except U.S. government obligations, cash, and cash items) which exceed 5% of a Fund's total assets shall not exceed 50% of the value of its total assets.

DURATION
Duration is a commonly used measure of the potential volatility in the price of a bond, or other fixed income security, or in a portfolio of fixed income securities, prior to maturity. Volatility is the magnitude of the change in the price of a bond relative to a given change in the market rate of interest. A bond's price volatility depends on three primary variables: the bond's coupon rate; maturity date; and the level of market yields of similar fixed income securities. Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupons or shorter maturities. Duration combines these variables into a single measure.

Duration is calculated by dividing the sum of the time-weighted values of the cash flows of a bond or bonds, including interest and principal payments, by the sum of the present values of the cash flows. When a Fund invests in mortgage pass-through securities, its duration will be calculated in a manner which requires assumptions to be made regarding future principal prepayments. A more complete description of this calculation is available upon request from the Fund.





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                             INVESTMENT LIMITATIONS

BORROWING MONEY
The EQUITY FUND, QUANTITATIVE EQUITY FUND, EQUITY INDEX FUND, SPECIAL VALUES FUND, EMERGING MARKETS FUND, BALANCED FUND, FIXED INCOME FUND, and SHORT-TERM FIXED INCOME FUND will not borrow money directly or through reverse repurchase agreements (arrangements in which a Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, a Fund may borrow up to one-third of the value of its total assets and pledge, mortgage, or hypothecate up to 15% of the value of those assets to secure such borrowings. The GEORGIA MUNICIPAL BOND FUND, NORTH CAROLINA MUNICIPAL BOND FUND, and SOUTH CAROLINA MUNICIPAL BOND FUND will not borrow money or pledge securities except, under certain circumstances, a Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

DIVERSIFICATION
With respect to 75% of the value of its total assets, the EQUITY FUND, QUANTITATIVE EQUITY FUND, EQUITY INDEX FUND, SPECIAL VALUES FUND, BALANCED FUND, FIXED INCOME FUND, and SHORT-TERM FIXED INCOME FUND will not invest more than 5% of the value of its total assets in securities of any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, and repurchase agreements collateralized by such securities), or acquire more than 10% of the outstanding voting securities of any one issuer.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, can be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

In addition to the above limitations, The SOUTH CAROLINA MUNICIPAL BOND FUND will not:

 invest more than 5% of its total assets in industrial development bonds when the payment of principal and interest is the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor; or own securities of open-end or closed-end investment companies, except under certain circumstances and subject to certain limitations described in this prospectus, and, not exceeding 10% of its net assets.

These additional investment limitations of The SOUTH CAROLINA MUNICIPAL BOND FUND can be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

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                               TRUST INFORMATION



MANAGEMENT

BOARD OF TRUSTEES. The Trustees are responsible for managing the business affairs of the Trusts and for exercising the Trusts' powers except those reserved for the shareholders.

INVESTMENT ADVISERS. Pursuant to investment advisory contracts with the Trusts on behalf of the Funds, and subject to direction by the Trustees, investment decisions for THE BILTMORE FUNDS are made by Wachovia Asset Management, a business unit of Wachovia Bank of North Carolina, N.A., and investment decisions for GEORGIA MUNICIPAL BOND FUND, NORTH CAROLINA MUNICIPAL BOND FUND, and SOUTH CAROLINA MUNICIPAL BOND FUND are made by Wachovia Bank of Georgia, N.A., Wachovia Bank of North Carolina, N.A., and Wachovia Bank of South Carolina, N.A., respectively, (collectively "Wachovia Banks") (each the "Adviser" and, together, the "Advisers") subject to direction by the Trustees. The Advisers continually conduct investment research and supervision of investments for the Funds and are responsible for the purchase and sale of portfolio instruments, for which they receive annual fees from the assets of the Funds.

SUB-ADVISER. The QUANTITATIVE EQUITY FUND is sub-advised by Twin Capital Management, Inc., 3244 Washington Road, McMurray, Pennsylvania, 15317-3153. Pursuant to the terms of an investment sub-advisory agreement between the Funds' Adviser and Twin Capital Management, Inc. ("Twin Capital" or the "Sub-Adviser"), Twin Capital furnishes certain investment advisory services to Wachovia Asset Management, including investment research, quantitative analysis, statistical and other factual information, and recommendations, based on Twin Capital's analysis, and assists the Adviser in identifying securities for potential purchase and/or sale on behalf of the Fund's portfolio. For the services provided and the expenses incurred by the Sub-Adviser, Twin Capital is entitled to receive an annual fee of $55,000, payable by Wachovia Asset Management, in quarterly installments. Twin Capital may elect to waive some or all of its fee. In no event shall the Fund be responsible for any fees due to the Sub-Adviser for its services to Wachovia Asset Management. Twin Capital provides investment counsel to both individuals and institutions, including banks, thrift institutions, and pension and profit-sharing plans. As of December 31, 1995, Twin Capital furnished services, substantially similar to the services it provides to the Adviser, to other accounts with assets in excess of $1.5 billion. The Sub-Adviser is controlled by Geoffrey Gerber, its President.

ADVISORY FEES. The Advisers are entitled to receive an annual investment advisory fees equal to a percentage of each Fund's average daily net assets as follows: 0.30 of 1% of EQUITY INDEX FUND; 0.55 of 1% of SHORT-TERM FIXED INCOME FUND; 0.60 of 1% of FIXED INCOME FUND; 0.70 of 1% of EQUITY FUND, QUANTITATIVE EQUITY FUND, and BALANCED FUND; 0.75 of 1% of GEORGIA MUNICIPAL BOND FUND, NORTH CAROLINA MUNICIPAL BOND FUND, and SOUTH CAROLINA MUNICIPAL BOND FUND; 0.80 of 1% of SPECIAL VALUES FUND; and 1.00% of EMERGING MARKETS FUND. These fees are accrued and paid daily. The fees paid by THE BILTMORE MUNICIPAL FUNDS, SPECIAL VALUES FUND and EMERGING MARKETS FUND, while higher than the advisory fees paid by other mutual funds in general, are comparable to fees paid by other mutual funds with similar policies and objectives. The Advisers have undertaken to reimburse the Funds for operating expenses in excess of limitations established by certain states, and may voluntarily choose to waive a portion of their fees or reimburse a Fund for certain other expenses but reserve the right to terminate such waiver or reimbursement at any time at their sole discretion.

Investment decisions for the Funds will be made independently from those of any fiduciary or other accounts that may be managed by the Advisers or their affiliates. If, however, such accounts, the Funds, or the Advisers for their own accounts are simultaneously engaged in transactions involving the same securities, the transactions may be combined and allocated to each account. This system may adversely affect the price the Funds pay or receive, or the size of the position they obtain.

ADVISERS' BACKGROUND. Wachovia Asset Management has served as investment adviser to THE BILTMORE FUNDS since March 9, 1992. Wachovia Asset Management is a business unit of Wachovia Bank of North Carolina, N.A. which, along with Wachovia Bank of South Carolina, N.A. and Wachovia Bank of Georgia, N.A., is a wholly-owned subsidiary of Wachovia Corporation. Wachovia Bank of South Carolina, N.A. has served as investment adviser for the SOUTH CAROLINA MUNICIPAL BOND FUND since August 5, 1990. Wachovia Bank of North Carolina, N.A. and Wachovia Bank of Georgia, N.A. have served as investment advisers to the NORTH CAROLINA MUNICIPAL BOND FUND and GEORGIA MUNICIPAL BOND FUND, respectively, since their inception in December 1994.

Through offices in eight states, Wachovia Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses. The Wachovia Banks offer financial services that include, but are not limited to, commercial and consumer loans, corporate, institutional, and personal trust services, demand and time deposit accounts, letters of credit and international financial services.

The Advisers employ an experienced staff of professional investment analysts, portfolio managers and traders. The Advisers use fundamental analysis and other investment management disciplines to identify investment opportunities. The



Wachovia Banks have been managing trust assets for over 100 years, with over $19 billion in managed assets as of September 30, 1995. As part of their regular banking operations, the Wachovia Banks may make loans to public companies and municipalities. Thus, it may be possible, from time to time, for a Fund to hold or acquire the securities of issuers which are also lending clients of the Wachovia Banks. The lending relationship will not be a factor in the selection of securities.

Frank N. Donnelly is Senior Vice President and Senior Investment Officer in institutional portfolio management for Wachovia Asset Management in Atlanta. Mr. Donnelly is a portfolio manager of the EQUITY FUND. Mr. Donnelly joined Wachovia Capital Management as a counselor in 1987. He became an institutional portfolio manager in Atlanta in 1990. He received his bachelor of science degree in economics from Siena College in 1971 from Babcock School of Management, Wake Forest University in 1983.

Daniel S. Earthman is a Chartered Financial Analyst and is a Vice President and Institutional Portfolio Manager of the BALANCED FUND. Mr. Earthman joined Wachovia Bank of North Carolina, N.A. in 1988 as an Assistant Vice President in Institutional Portfolio Management. Prior to joining the Wachovia Bank of North Carolina, N.A., he was a vice president and investment manager with Richland Asset Management in Nashville, and an assistant vice president and portfolio manager with NCNB in Charlotte. Mr. Earthman received a bachelor's degree in business from Southern Methodist University and an MBA from the University of North Carolina at Chapel Hill.

Samuel M. Gibbs, II is the portfolio manager of the FIXED INCOME FUND and SHORT-TERM FIXED INCOME FUND and is Senior Vice President and Manager of



Fixed-Income Investments for Wachovia Asset Management. Mr. Gibbs joined Wachovia Bank of North Carolina, N.A. in 1969 as a portfolio manager. He became a bond trader and fixed-income portfolio manager in 1975 and was elected Vice President in 1976. He assumed his current position in 1977 and was elected Senior Vice President in 1987. Mr. Gibbs is a graduate of Davidson College and has an MBA from the University of South Carolina.

M. Alfred R. Guenthner, Ph.D., A.B.D., is Senior Vice President and Manager of Research for Wachovia Group and is a portfolio manager of the BALANCED FUND. Mr. Guenthner joined Wachovia Bank of North Carolina, N.A. in 1972 as an economist and was elected vice president and senior economist in 1978. From 1978 to 1982, he was the fixed income strategist for Wachovia Asset Management. Mr. Guenthner is a graduate of Concord College and is completing a dissertation for a doctorate degree in economics from the University of Georgia. He is a member of the North Carolina Society of Financial Analysts and the United Shareholders Association. Mr. Guenthner is a former president of the North Carolina Association of Business Economists.

Mr. John F. Hageman is a Chartered Financial Analyst and is a Senior Vice President and Institutional Portfolio Manager of the BALANCED FUND. Mr. Hageman is responsible for managing the employee benefit, foundation and endowment portfolios. Prior to joining Wachovia Bank of North Carolina, N.A. in 1986, Mr. Hageman was Vice President and head of Institutional Investment Management at Michigan National Investment Corporation from 1977 to 1986, and an account executive with Merrill Lynch from 1975 to 1977. Mr. Hageman is a graduate of Wabash College with a bachelor's degree in political science.

Paige C. Henderson is an Assistant Vice President of Wachovia Asset Management



in Winston-Salem, North Carolina. Ms. Henderson is an equity analyst in the Investment Asset Group and a portfolio manager of the EMERGING MARKETS FUND. Ms. Henderson joined Wachovia in 1991 as an equity analyst. Ms. Henderson received a Bachelor of Science in Business Administration in 1986 and an MBA from the University of North Carolina at Chapel Hill in 1991. Ms. Henderson is a chartered financial analyst and a certified public accountant.

F. Stanley King is a Chartered Financial Analyst and a Senior Vice President of Wachovia Bank of North Carolina, N.A. Mr. King is a portfolio manager of the EQUITY FUND. He serves as manager of institutional portfolio management in the Investment Management Group. Mr. King joined Wachovia Bank of North Carolina, N.A. in 1985 as a securities analyst. He was elected Vice President in 1990 and assumed his current position in 1991. He has both bachelor and master of science degrees from North Carolina State University.

Michael O. Mercer is Senior Vice President, Wachovia Bank of North Carolina, N.A., and, as a Portfolio Investment Manager of the EQUITY FUND, manages the Wachovia Equity Investment Fund and other large institutional accounts. Mr. Mercer has managed the EQUITY FUND since October 1, 1993, and has been with Wachovia Bank of North Carolina, N.A. since 1983.

Michael Peters is the portfolio manager of THE BILTMORE MUNICIPAL FUNDS. Mr. Peters has been portfolio manager of SOUTH CAROLINA MUNICIPAL BOND FUND since 1993. Mr. Peters has been portfolio manager of GEORGIA MUNICIPAL BOND FUND and NORTH CAROLINA MUNICIPAL BOND FUND since those Funds' inceptions in December 1994. Mr. Peters is a Vice President of Wachovia Bank of South Carolina N.A., Wachovia Bank of North Carolina, N.A. and Wachovia Bank of Georgia, N.A. Mr. Peters was employed with Nations Bank from 1990 to 1993. Mr. Peters received his



M.B.A. from Indiana University and is a member of the Institute of Chartered Financial Analysts.

R. Emery Pike is a Chartered Financial Analyst, and has been a Vice President of Wachovia Bank of North Carolina, N.A. since 1990. Mr. Pike is a portfolio manager of the BALANCED FUND. Mr. Pike has served as a fixed income investment manager since 1989. Prior to that date, he was employed as a retail fixed income salesman in the bond department of Wachovia Bank of North Carolina, N.A.

B. Scott Sadler is a portfolio manager of the EMERGING MARKETS FUND. He is a Vice President of Wachovia Asset Management. He joined Wachovia Bank of North Carolina, N.A. in 1987, and is responsible for managing personal trust investment portfolios. Mr. Sadler is a graduate of the University of Virginia's McIntire School of Commerce with a bachelor's degree in economics. Mr. Sadler is a Chartered Financial Analyst.

Scott C. Satterwhite is the portfolio manager of the EQUITY FUND and SPECIAL VALUES FUND. Mr. Satterwhite is a Chartered Financial Analyst and Senior Vice President and Manager of Personal Trust Portfolio Management in Georgia for the Personal Financial Services Group. Mr. Satterwhite joined Wachovia Bank of North Carolina, N.A. in 1981 and has held positions as a closely-held business analyst and capital management counselor. Mr. Satterwhite has a bachelor's degree from the University of the South and an MBA from Tulane University.

Cherry Stribling is the portfolio manager of the QUANTITATIVE EQUITY FUND. Mr. Stribling is a Vice President of Wachovia Bank of North Carolina, N.A., and, as a Portfolio Investment Manager, managed the Wachovia Stock Fund, a bank collective investment fund with an investment objective similar to the Fund's.



Mr. Stribling also manages individual and institutional accounts with the same portfolio management style as the Fund. Mr. Stribling has managed the Fund since its inception.

Timothy L. Swanson is an Assistant Vice President of Wachovia Asset Management. He joined Wachovia Bank of North Carolina, N.A. in 1991. Mr. Swanson is responsible for managing personal trust portfolios. Mr. Swanson is a portfolio manager of the EMERGING MARKETS FUND. Mr. Swanson is a graduate of Wake Forest University with a bachelor's degree in mathematical economics, and of the University of Rochester with a master's degree in economics. Mr. Swanson is a Chartered Financial Analyst.

Michael J. Tierney, who joined Wachovia Bank of North Carolina, N.A. in 1981, is Senior Vice President/Group Executive with Wachovia Asset Management and Chief Investment Officer of Wachovia Corporation. Mr. Tierney is a portfolio manager of the EMERGING MARKETS FUND. Mr. Tierney is a graduate of the University of Connecticut, and has more than 25 years of experience managing equity and fixed income investments.

---------------------------------------------------------
---------------------------------------------------------
                             DISTRIBUTION OF SHARES

DISTRIBUTION OF SHARES
Federated Securities Corp., Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 is the distributor (the "Distributor") for shares of the Funds. It is a Pennsylvania corporation organized on November 14, 1969, and is the distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATIVE ARRANGEMENTS The Distributor may pay financial institutions and other financial service providers such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers a fee based upon the average net asset value of shares of their customers for providing administrative services to the Funds. This fee, if paid, will be reimbursed by the Advisers and not the Funds.

SHAREHOLDER SERVICING ARRANGEMENTS
Federated Administrative Services, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, is each Fund's shareholder servicing agent (the "Shareholder Servicing Agent"). The Funds may pay the Shareholder Servicing Agent a fee based on the average daily net asset value of shares for which it provides shareholder services. These shareholder services include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares. This fee will be computed at an annual rate equal to 0.25 of 1% of the Fund's average daily net assets for which the Shareholder Servicing Agent provides services; however, the Shareholder Servicing Agent may choose voluntarily to waive all or a portion of its fee at any time or pay all or some of its fees to financial institutions or other financial service providers.

ADMINISTRATION OF THE FUNDS

ADMINISTRATIVE SERVICES. Federated Administrative Services also provides the Funds with the administrative personnel and services necessary to operate the Funds. Such services include legal, accounting and other administrative services. Federated Administrative Services provides these at an annual rate, computed and payable daily, as specified below:



                 AVERAGE AGGREGATE DAILY NET
   MAXIMUM      ASSETS OF THE BILTMORE FUNDS
ADMINISTRATIVE   AND THE BILTMORE MUNICIPAL
     FEE                    FUNDS
--------------  -----------------------------
   .15 of 1%      on the first $250 million
  .125 of 1%      on the next $250 million
   .10 of 1%      on the next $250 million
                 on assets in excess of $750
  .075 of 1%               million





The administrative fee received during any fiscal year shall aggregate at least $75,000 for each portfolio of THE BILTMORE FUNDS and at least $50,000 for each portfolio of THE BILTMORE MUNICIPAL FUNDS. Federated Administrative Services may choose voluntarily to waive or reimburse a portion of its fee at any time.

BROKERAGE TRANSACTIONS
The Funds may engage in brokerage transactions. When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Advisers look for prompt execution of the order at a favorable price. In working with dealers, the Advisers will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Advisers may give consideration to those firms which have sold or are selling shares of the Funds. The Advisers make decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

---------------------------------------------------------
---------------------------------------------------------
                                NET ASSET VALUE
Each Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.

---------------------------------------------------------
---------------------------------------------------------
                             INVESTING IN THE FUNDS




SHARE PURCHASES
Fund shares are sold on days on which Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are open for business. Shares may be purchased through the Trust Divisions of the Wachovia Banks, Wachovia Investments, Inc. or authorized broker/dealers that have a sales agreement with the Distributor. All purchase orders must be transmitted to a Fund by 5:00 p.m. (Eastern time) and will be purchased at the public offering price next determined after a Fund receives the purchase request. Texas residents must purchase shares through Federated Securities Corp. at 1-800-618-8573. In connection with the sale of shares, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. Each Fund and the Distributor reserve the right to reject any purchase request.

THROUGH THE TRUST DIVISIONS OF THE WACHOVIA BANKS. Trust customers of the Wachovia Banks may purchase shares of a Fund by telephoning, sending written instructions, or placing the order in person with their account officer in accordance with the procedures established by the Wachovia Banks and as set forth in the relevant account agreement.

Payment may be made by check, by wire of federal funds, or by debiting a customer's account with a Wachovia Bank. Purchase orders must normally be received by 3:00 p.m. (Eastern time), in order for shares to be purchased at that day's price. It is the responsibility of the Wachovia Banks to transmit orders promptly to the Fund.

THROUGH WACHOVIA INVESTMENTS, INC. Customers of Wachovia Investments, Inc. or Wachovia Brokerage Service may place an order to purchase shares by telephoning



The Biltmore Service Center at 1-800-994-4414, sending written instructions, or placing an order in person. Payment may be made by check or by debiting a customer's account at Wachovia Investments, Inc. Wachovia Investments, Inc., a wholly-owned subsidiary of Wachovia Corporation, is a registered broker/dealer and member of the National Association of Securities Dealers, Inc. Wachovia Brokerage Service is a business unit of Wachovia Investments, Inc. Shares may also be purchased through authorized broker/dealers that have a sales agreement with the Distributor. All purchase orders must normally be received by Wachovia Investments, Inc. before 3:30 p.m. (Eastern time) in order for shares to be purchased at that day's offering price.


     By Mail. To purchase shares of a Fund through Wachovia Investments, Inc. by mail, send a check made payable to (Name of Fund) to The Biltmore Service Center, 101 Greystone Boulevard, SC-9215, Columbia, South Carolina 29226. Orders by mail are considered received after payment by check is converted by Wachovia Investments, Inc. into federal funds. This is normally the next business day after Wachovia Investments, Inc. receives the check.

MINIMUM INVESTMENT REQUIRED
The minimum initial investment in shares of THE BILTMORE FUNDS is $250, and $500 for the Municipal Bond Fund. Subsequent investments in THE BILTMORE FUNDS must be in amounts of at least $50, and for the Municipal Bond Funds, subsequent investments must be in amounts of at least $100. Minimum initial investments may be waived from time to time for purchases by Trust Divisions of the Wachovia Banks for their fiduciary or custodial accounts. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Funds.




WHAT SHARES COST
Shares of all Funds except the SHORT-TERM FIXED INCOME FUND are sold at their net asset value next determined after an order is received, plus a sales charge as follows:



                                                    SALES
                                 SALES CHARGE      CHARGE
                                     AS A           AS A
                                 PERCENTAGE OF   PERCENTAGE
                                    PUBLIC           OF
                                   OFFERING      NET AMOUNT
AMOUNT OF TRANSACTION                PRICE        INVESTED
Less than $100,000                     4.50%          4.71%
$100,000 but less than $250,000        3.75%          3.90%
$250,000 but less than $500,000        2.50%          2.56%
$500,000 but less than $750,000        2.00%          2.04%
$750,000 but less than $1
million                                1.00%          1.01%
$1 million or more                     0.25%          0.25%





Shares of the SHORT-TERM FIXED INCOME FUND are sold at their net asset value next determined after an order is received, plus a sales charge as follows:



                                                    SALES
                                 SALES CHARGE      CHARGE
                                     AS A           AS A
                                 PERCENTAGE OF   PERCENTAGE
                                    PUBLIC           OF
                                   OFFERING      NET AMOUNT
AMOUNT OF TRANSACTION                PRICE        INVESTED
Less than $100,000                     2.50%          2.56%
$100,000 but less than $250,000        1.75%          1.78%
$250,000 but less than $500,000        1.25%          1.27%
$500,000 but less than $750,000        0.75%          0.76%
$750,000 but less than $1
million                                0.50%          0.50%
$1 million or more                     0.25%          0.25%





The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

PURCHASES AT NET ASSET VALUE. Shares of a Fund may be purchased at net asset value, without a sales charge, by investment advisers registered under the Investment Advisers Act of 1940, purchasing on behalf of their clients, by the Wachovia Banks for funds which are held in a fiduciary, advisory, agency, custodial, or similar capacity, and by trustees, officers, directors and retired directors, advisory board members, employees and retired employees of a Fund, the Wachovia Banks, the spouses and children under the age of 21 of such persons, and any trusts, pension profit-sharing plans and individual retirement accounts operated for such persons. Purchases made by participants in 401(k) Defined Contribution Plans (each a "Delaware/Wachovia 401(k) Plan" or "Plan") which have in excess of an aggregate investment of $1 million in certain Delaware Group Funds ("Eligible Delaware Funds") and certain portfolios of THE BILTMORE FUNDS ("Eligible Biltmore Funds" together, the "Eligible Funds") by offering investment options that include the Eligible Funds, will be made at net asset value, without the imposition of the sales charge otherwise provided in the table above. "Eligible Biltmore Funds" refers to the EQUITY FUND, SPECIAL



VALUES FUND, EMERGING MARKETS FUND, BALANCED FUND, FIXED INCOME FUND, and the Investment Shares class of the BILTMORE MONEY MARKET FUND (the "MONEY FUND"). In addition, trustees, officers, directors and employees of the Distributor and its affiliates, and any bank or investment dealer who has a sales agreement with the Distributor may also purchase shares at their net asset value.

SALES CHARGE REALLOWANCE. For shares sold with a sales charge, the Wachovia Banks or an affiliated broker/dealer will receive up to 100% of the applicable sales charge for purchases of Fund shares made directly through the Wachovia Banks or such broker/dealer. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. The sales charge for shares sold other than through Wachovia Investments, Inc., the Wachovia Banks or a registered broker/dealer will be retained by the Distributor. However, the Distributor, at its sole discretion, may uniformly offer to pay cash, or promotional incentives in the form of trips to sales seminars at luxury resorts, tickets or other items, to all dealers selling shares of a Fund. Such payments will be predicated upon the amount of shares of a Fund that are sold by the dealers.

REDUCING THE SALES CHARGE. The sales charge can be reduced on the purchase of shares of a Fund through:

 quantity discounts and accumulated purchases;
 signing a 13-month letter of intent;
 using the reinvestment privilege; or
 concurrent purchases.



QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. As shown in the table above, larger purchases reduce the sales charge paid. Funds will combine purchases made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge.

A Fund may also consider the previous purchases still invested in any of THE BILTMORE FUNDS or MUNICIPAL BOND FUNDS if an additional purchase is made. For example, if a shareholder already owns shares of the EQUITY FUND having a current value at the public offering price of $90,000 and then purchases $10,000 more at the current public offering price, the sales charge of the additional purchase according to the schedule now in effect would be 3.75%, not 4.50%.

To receive the sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the shareholder at the time the purchase is made that Fund shares are already owned or that purchases are being combined. The Fund will reduce the sales charge after it confirms the purchases.

LETTER OF INTENT. If a shareholder intends to purchase shares of the Funds equal in value to at least $100,000 over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold up to 4.50% of the total amount intended to be purchased in escrow (in shares of a Fund) until such purchase is completed.

The amount held in escrow will be applied to the shareholder's account at the end of the 13-month period, unless the amount specified in the letter of intent is not purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

This letter of intent will not obligate the shareholder to purchase shares, but if the shareholder does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days toward the dollar fulfillment of the letter of intent. Prior trade prices will not be adjusted.

REINVESTMENT PRIVILEGE. If shares in a Fund have been redeemed, the shareholder has a one-time right, within 90 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. The Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his shares in a Fund, there may be tax consequences.

CONCURRENT PURCHASES. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of Fund shares. For example, if a shareholder concurrently invested $70,000 in one Fund, and $40,000 in another Fund, the sales charge would be reduced.

To receive this sales charge reduction, the Wachovia Banks, Wachovia Investments, Inc. or the Distributor must be notified at the time the concurrent purchases are made. The sales charge will be reduced after the purchase is confirmed.

PLAN RIGHT OF ACCUMULATION. Purchases of the EQUITY FUND, SPECIAL VALUES FUND,



EMERGING MARKETS FUND, BALANCED FUND, and FIXED INCOME FUND by a Delaware/Wachovia 401(k) Plan will be aggregated with the current value of all shares of the Eligible Funds already held by, and being concurrently purchased by, the Plan in order to compute reduced sales charges. However, participants in a Delaware/Wachovia 401(k) Plan or any other employee benefit plan may not combine their holdings in, or purchases through, the Plan with Fund purchases made outside the Plan for the purpose of obtaining reduced sales charges.

SYSTEMATIC INVESTMENT PROGRAM
Shareholders in any of the Funds may participate in a Systematic Investment Program. Once a Fund account has been opened, shareholders in THE BILTMORE FUNDS and THE BILTMORE MUNCIPAL FUNDS may add to their investment on a regular basis in a minimum amount of $50 and $100, respectively. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received by a Fund, plus the applicable sales charge. A shareholder may apply for participation in this program through Wachovia Banks, Wachovia Investments, Inc. or through the Distributor.

CERTIFICATES AND CONFIRMATIONS
As the transfer agent, Federated Services Company maintains a share account for each shareholder of record. Share certificates are not issued unless requested in writing to a Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder of record. Annual statements are sent to report dividends paid during the year for THE BILTMORE FUNDS, and monthly confirmations are sent to report dividends paid during that month for the Municipal Bond Funds.




SUBACCOUNTING SERVICES
Institutions are encouraged to open single master accounts; however, certain institutions may wish to use the Transfer Agent's subaccounting system to minimize their internal recordkeeping requirements. The Transfer Agent may charge a fee based on the level of subaccounting services rendered. Institutions holding shares of a Fund in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Fund shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.

DIVIDENDS AND CAPITAL GAINS
Dividends are declared and paid quarterly to all shareholders invested in any of THE BILTMORE FUNDS (except the SPECIAL VALUES FUND) on the record date. Dividends are declared daily and paid monthly to all shareholders invested in any of The BILTMORE MUNICIPAL FUNDS on the record date. Dividends are declared and paid annually to all shareholders of the SPECIAL VALUES FUNDS on the record date. Unless shareholders request cash payments by writing to a Fund, dividends are automatically reinvested in additional shares of a Fund on the payment dates at the exdividend date net asset value without a sales charge.

Dividends are declared just prior to determining net asset value. If an order for shares is placed on the preceding business day, shares purchased by wire begin earning dividends on the business day wire payment is received by the Custodian. If the order for shares and payment by wire are received on the same day, shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted into federal funds.

Capital gains, when realized by a Fund, will be distributed at least once every 12 months.

EXCHANGE PRIVILEGE
Shareholders of the Funds have easy access to the other Funds comprising the Trusts, and to the International EQUITY FUND (a mutual fund advised by Federated Global Research Corp.) (hereinafter collectively referred to as, the "Participating Funds") through a telephone exchange program. Shares of a Participating Fund may be exchanged for shares of another Participating Fund at net asset value without a sales charge (if a sales charge was previously paid). The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Prior to any exchange, a shareholder should review a copy of the current prospectus of the Participating Fund into which an exchange is to be effected. Shareholders contemplating exchanges into the Municipal Bond Funds should consult their tax advisers, since the tax advantages of each Fund may vary.

Shareholders using this privilege must exchange shares having a net asset value at least equal to the minimum investment of the Participating Fund into which they are exchanging. An exchange order must comply with the requirements for a redemption and purchase order and must specify the dollar value or number of shares to be exchanged. Shareholders who desire to automatically exchange shares of a predetermined amount on a monthly, quarterly, or annual basis may take advantage of a systematic exchange privilege. A shareholder may obtain further information or give instructions for exchange between Participating Funds by calling the Fund, Wachovia Investments, Inc., or in the case of customers of the Wachovia Banks, the shareholder's account officer. Shares may be exchanged by telephone only between Fund accounts having identical shareholder registrations. Exchange instructions given by telephone may be electronically recorded.

Shares of the Participating Funds with a sales charge may be exchanged at net asset value for shares of other Participating Funds with an equal sales charge or no sales charge. Exchanges are made at net asset value, plus the difference between the sales charge already paid on the exchanged-from Fund's shares and any sales charge of the Participating Fund into which the shares are to be exchanged, if higher. Shares of Participating Funds with no sales charge acquired by direct purchase or reinvestment of dividends on such shares may be exchanged for shares of Participating Funds at net asset value.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange will be redeemed at the next-determined net asset value. Written exchange instructions may require a signature guarantee. Exercise of this privilege is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.

EXCHANGE BY TELEPHONE. Telephone exchange instructions must be received before 4:00 p.m. (Eastern time) for shares to be exchanged the same day. The telephone exchange privilege may be modified or terminated at any time. Shareholders will be notified of such modification or termination. Shareholders may have difficulty in making exchanges by telephone through banks, brokers, and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his bank, broker, or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In addition to the exchange privilege described above, participants in a Delaware/Wachovia 401(k) Plan are, with respect to the Plan, permitted to: (1) exchange all or part of their Class A shares of other Eligible Delaware Funds, as well as Eligible Biltmore Funds, at net asset value; and (2) exchange all or part of their Eligible Biltmore Fund shares into Class A shares of the Eligible Delaware Funds, at net asset value, without payment of a front-end sales charge. However, a participant in any Plan that has an aggregate investment of $1 million or less in the Eligible Funds who exchanges into an Eligible Fund from the Money Fund must pay the applicable front-end sales charge at the time of the exchange (unless the Money Fund shares were acquired in an exchange from an Eligible Fund subject to a front-end sales charge or by reinvestment of dividends).

---------------------------------------------------------
---------------------------------------------------------
                                REDEEMING SHARES
Each Fund redeems shares at its net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Telephone or written requests for redemptions must be received in proper form and can be made through the Wachovia Banks,



Wachovia Investments, Inc., or directly to a Fund.

BY TELEPHONE. A shareholder may redeem shares of a Fund by calling the Wachovia Banks (call toll-free 1-800-994-4414) to request the redemption. Telephone redemption instructions may be recorded. Redemption requests made through the Wachovia Banks must be received before 3:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. The Wachovia Banks are responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Funds. Registered broker/dealers may charge customary fees and commissions for this service. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares of a Fund by calling The Biltmore Service Center at 1-800-994-4414. Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. In no event will proceeds be credited more than seven days after a proper request for redemption has been received. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered.

BY MAIL. A shareholder may redeem Fund shares by sending a written request to the Wachovia Banks or Wachovia Investments, Inc., as appropriate. The written request should include the shareholder's name, the Fund name, the account number or brokerage account numbers, and the share or dollar amount requested. If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request to a Fund. Shareholders should call the Wachovia Banks or Wachovia Investments, Inc. for assistance in redeeming by mail.

A shareholder who is a customer of Wachovia Investments, Inc. may redeem shares by sending a written request to Wachovia Investments, Inc. The written request should include the shareholder's name and address, the Fund name, the brokerage account number, and the share or dollar amount requested. Shareholders should call Wachovia Investments, Inc. for assistance in redeeming by mail. Normally, a check for the proceeds is mailed within three business days, but in no event more than seven days, after receipt of a proper written redemption request.

SIGNATURES. Shareholders requesting a redemption to be sent to an address other than that on record with a Fund or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:

 a trust company or commercial bank whose deposits are insured by the BIF;
 a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange; a savings bank or savings and loan association whose deposits are insured by the SAIF; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Funds do not accept signatures guaranteed by a notary public.

The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. A Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

SYSTEMATIC WITHDRAWAL PROGRAM
Shareholders having an account value of at least $10,000 and who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for monthly or quarterly withdrawal payments in a minimum of $100 as directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions, and the fluctuation of net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in a Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in a Fund. A shareholder may apply for participation in this program through his financial institution. Due to the fact that shares are sold with a sales charge, it is not advisable for shareholders to be purchasing shares while participating in this program.

ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, each Fund may redeem shares in any account and pay the proceeds to the shareholder if, due to shareholder redemptions, the account balance falls below the required minimum value of $250 for THE BILTMORE FUNDS and $500 for the Municipal Bond Funds. This requirement does not apply, however, if the balance falls below the required minimum because of changes in a Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.




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                            SHAREHOLDER INFORMATION

VOTING RIGHTS
Each share of a Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each Fund in a Trust have equal voting rights, except that in matters affecting only a particular Fund, only shares of that Fund are entitled to vote.

As Massachusetts business trusts, neither Trust is required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust or a Fund's operation and for the election of Trustees under certain circumstances.

As of January 10, 1996, the Wachovia Banks and their various affiliates and subsidiaries, acting in various capacities for numerous accounts, were the owners of record of in excess of 25% of the outstanding shares of the QUANTITATIVE EQUITY FUND, EQUITY INDEX FUND, SPECIAL VALUES FUND, and SHORT-TERM FIXED INCOME FUND, and therefore may, for certain purposes, be deemed to control these Funds and be able to affect the outcome of certain matters presented for a vote of shareholders.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of a Trust's shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust's outstanding shares.




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                             EFFECT OF BANKING LAWS
The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting or distributing most securities. However, such banking laws and regulations do not prohibit such a holding company or its bank and non-bank affiliates generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers. The Funds' investment advisers, Wachovia Asset Management, and its affiliate banks, are subject to such banking laws and regulations.

The Wachovia Banks believe, based on the advice of their counsel, that they may perform the services for a Fund contemplated by their investment advisory contract and custodian agreement with a Trust without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent the Wachovia Banks from continuing to perform all or a part of the above services for their customers and/or a Fund. If the Wachovia Banks were prohibited from engaging in these customer-related activities, the Trustees would consider alternative service providers and means of continuing available investment services. In such event, changes in the operation of a Fund may occur, including the possible termination of any automatic or other Fund share investment and redemption services then being provided by the Wachovia Banks. It is not expected that existing Fund shareholders would suffer any adverse financial consequences (if another service provider with equivalent abilities to the Wachovia Banks is found) as a result of any of these occurrences.

The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above, or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

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                                TAX INFORMATION
The Funds expect to pay no federal income tax because each intends to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by a Trust's other portfolios will not be combined for tax purposes with those realized by a Fund.

Unless otherwise exempt, shareholders of THE BILTMORE FUNDS are subject to federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. The Funds will provide shareholders with tax information for reporting purposes. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held the shares.


Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

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                              MUNICIPAL BOND FUNDS
                                TAX INFORMATION
Shareholders of the Municipal Bond Funds are not required to pay federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest income earned on some municipal bonds may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.



The alternative minimum tax, equal to up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and increased or reduced by certain alternative minimum tax adjustments.

The Tax Reform Act of 1986 treats interest on certain "private activity" bonds issued after August 7, 1986, as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons, and other public facilities, private activity bonds provide benefits to private parties. A Fund may purchase all types of municipal bonds, including private activity bonds. Thus, should it purchase any such bonds, a portion of the Fund's dividends may be treated as a tax preference item.

In addition, in the case of a corporate shareholder, dividends of a Fund which represent interest on municipal bonds may become subject to the 20% corporate alternative minimum tax because the dividends are included in a corporations's "adjusted current earnings." The corporate alternative minimum tax treats 75% of the excess of the taxpayer's "adjusted current earnings" over the taxpayer's preadjustment alternative minimum taxable income as an alternative minimum tax adjustment. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits". Since "earnings and profits" generally includes the full amount of any Fund dividend, and preadjustment alternative minimum taxable income does not include the portion of a Fund's dividend attributable to municipal bonds which are not private activity bonds, 75% of the difference will be included in the calculation of the corporation's alternative minimum tax.

Shareholders should consult with their tax advisers to determine whether they are subject to the alternative minimum tax or the corporate alternative minimum tax and, if so, the tax treatment of dividends paid by a Fund.

Dividends of a Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income. Distributions representing net long-term capital gains realized by a Fund, if any, will be taxable as long-term capital gains regardless of the length of time shareholders have held their shares.

These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

GEORGIA AND NORTH CAROLINA TAXES
Under existing Georgia and North Carolina law, shareholders of the GEORGIA and NORTH CAROLINA MUNICIPAL BOND FUND will not be subject to Georgia or North Carolina income taxes, respectively, on Fund dividends to the extent that such dividends represent "exempt-interest dividends" as defined in the Internal Revenue Code of 1986, as amended, which are directly attributable to (i) interest-bearing obligations issued by or on behalf of the State of Georgia or North Carolina, respectively, or their respective political subdivisions; or
(ii) interest on obligations of the United States or any other issuer whose obligations are exempt from state income taxes under federal law.

To the extent that distributions by the Fund are derived from capital gains on such obligations, or from dividends or capital gains on other types of obligations, such distributions will be subject to the relevant state's income taxes.

The Trust, as a Massachusetts business trust, is not expected to be required to pay the annual Georgia intangible property tax on the securities it holds. It is, however, the current practice of the Georgia Department of Revenue to subject trust interests similar to the shares to the intangibles tax at a rate equal to 10 cents per $1,000 of value, if the owners of such interests reside or have their principal business location in Georgia. The Department of Revenue is currently considering whether the taxable value of trust interests representing beneficial interests in tax-exempt securities may be reduced to take into account the exempt nature of such securities. Georgia law exempts the following securities from the intangibles tax: (1) obligations of the United States (including United States government agencies and corporations established by Acts of Congress); (ii) obligations of the State of Georgia (including its political subdivisions or public institutions); and (iii) industrial development revenue bonds issued pursuant to the laws of Georgia.


SOUTH CAROLINA TAXES
Under current South Carolina law, shareholders of the SOUTH CAROLINA MUNICIPAL BOND FUND who are subject to South Carolina individual or corporate income taxes will not be subject to such taxes on Fund dividends to the extent that such dividends qualify as either (1) exempt-interest dividends under the Internal Revenue Code, which are derived from interest on obligations of the state of South Carolina or any of its political subdivisions; (2) dividends derived from interest on certain obligations of the United States; and (3) dividends derived from interest on obligations of any agency or instrumentality of the United States that is prohibited by federal law from being taxed by a state or any political subdivision of a state. To the extent that Fund dividends are attributable to other sources, such dividends will not be exempt from South Carolina taxes.

OTHER STATE AND LOCAL TAXES
Income from the MUNICIPAL BOND FUNDS is not necessarily free from state income taxes in states other than Georgia, North Carolina, or South Carolina, respectively, or from personal property taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

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                            PERFORMANCE INFORMATION
From time to time, the Funds advertise their total return, yield, and if applicable, tax-equivalent yield.

Total return represents the change, over a specified period of time, in the value of an investment in a Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of each Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding.

The tax-equivalent yield of the MUNICIPAL BOND FUNDS is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a specific tax rate.

The yield and the tax-equivalent yield do not necessarily reflect income actually earned by a Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the maximum sales load which, if excluded, would increase the total return, yield, and, if applicable, tax-equivalent yield.

From time to time, advertisements for a Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare a Fund's performance to certain indices.



Addresses

Biltmore Equity Fund                     Federated Investors Tower
Biltmore Quantitative Equity Fund Pittsburgh, Pennsylvania 15222-3779 Biltmore Equity Index Fund
Biltmore Special Values Fund
Biltmore Emerging Markets Fund
Biltmore Balanced Fund



Biltmore Short-Term Fixed Income Fund
Biltmore Georgia Municipal Bond Fund
Biltmore North Carolina Municipal Bond Fund
Biltmore South Carolina Municipal Bond Fund

Investment Adviser                  Wachovia Asset Management
(The Biltmore Funds)                     301 North Main Street
(North Carolina Municipal Bond Fund)    Winston-Salem, North Carolina 27150

Investment Adviser                  Wachovia Bank of Georgia, N.A.
(Georgia Municipal Bond Fund)         191 Peachtree Street, N.E.
                                   Atlanta, Georgia 30303

Investment Adviser                  Wachovia Bank of South Carolina, N.A.
(South Carolina Municipal Bond Fund)    1426 Main Street
                                   Columbia, South Carolina 29226

Counsel to The Biltmore Funds and  Kirkpatrick & Lockhart LLP
The Biltmore Municipal Funds          1800 Massachusetts Avenue, N.W.
                                   Washington, D.C. 20036-1800

Counsel to the Independent Trustees     Piper & Marbury L.L.P.
                                   1200 Nineteenth Street, N.W.
                                   Washington, D.C. 20036-2430

The Biltmore Service Center           101 Greystone Boulevard
                                   SC-9215
                                   Columbia, South Carolina 29226




                              The Biltmore Funds
                         The Biltmore Municipal Funds

January 31, 1996